                                                       Registration No. 33-42687
                                                                        811-5183


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-6

              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2

                         Post-Effective Amendment No. 15

                                 VEL ACCOUNT OF
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                           (Exact Name of Registrant)


             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                               440 Lincoln Street
                               Worcester MA 01653
                     (Address of Principal Executive Office)


                          Charles F. Cronin, Secretary
                               440 Lincoln Street
                               Worcester MA 01653
               (Name and Address of Agent for Service of Process)


             It is proposed that this filing will become effective:


             ___ immediately upon filing pursuant to paragraph (b)
             _X_ on May 1, 2002 pursuant to paragraph (b)
             ___ 60 days after filing pursuant to paragraph (a)(1)
             ___ on (date) pursuant to paragraph (a)(1) of rule (485)
             ___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                         FLEXIBLE PREMIUM VARIABLE LIFE

Pursuant to Reg. Section 270.24f-2 of the Investment Company Act of 1940 ("1940 Act"), Registrant hereby declares that an indefinite amount of its securities is being registered under the Securities Act of 1933 ("1933 Act"). The Rule 24f-2 Notice for the issuer's fiscal year ended December 31, 2001 was filed on or before February 15, 2002.

                      RECONCILIATION AND TIE BETWEEN ITEMS
                        IN FORM N-8B-2 AND THE PROSPECTUS

ITEM NO. OF
FORM N-8B-82    CAPTION IN PROSPECTUS

1               Cover Page
2               Cover Page
3               Not Applicable
4               Distribution
5               The Company, The  VEL  Account
6               The  VEL  Account
7               Not Applicable
8               Not Applicable
9               Legal Proceedings
10              Summary; Description of the Company, The  VEL Account and the
                Underlying Funds; The Policy; Policy Termination and
                Reinstatement; Other Policy Provisions
11              Summary; The Underlying Funds; Investment Objectives  and Policy
12              Summary; The Underlying Funds
13              Summary; The Underlying Funds; Charges and Deductions
14              Summary; Applying for a Policy
15              Summary; Applying for a Policy; Premium Payments; Allocation of
                Net Premiums
16              The VEL Account; The Underlying Funds; Premium Payments;
                Allocation of Net Premiums
17              Summary; Policy Surrender; Partial Withdrawal; Charges and
                Deductions; Policy Termination and Reinstatement
18              The VEL Account; The Underlying Funds;  Premium Payments
19              Reports; Voting Rights
20              Not Applicable
21              Summary; Policy Loans; Other Policy Provisions
22              Other Policy Provisions
23              Not Required
24              Other Policy Provisions
25              The Company
26              Not Applicable
27              The Company
28              Directors and Principal Officers of the Company
29              The Company
30              Not Applicable
31              Not Applicable
32              Not Applicable
33              Not Applicable
34              Not Applicable
35              Distribution
36              Not Applicable
37              Not Applicable
38              Summary; Distribution
39              Summary; Distribution
40              Not Applicable
41              The Company, Distribution
42              Not Applicable
43              Not Applicable
44              Premium Payments; Policy Value and Cash Surrender Value
45              Not Applicable

46              Policy Value and Cash Surrender Value;  Federal Tax
                Considerations
47              The Company
48              Not Applicable
49              Not Applicable
50              The  VEL  Account
51              Cover Page; Summary; Charges and Deductions; The Policy; Policy
                Termination and Reinstatement; Other Policy Provisions
52              Addition, Deletion or Substitution of Investments
53              Federal Tax Considerations
54              Not Applicable
55              Not Applicable
56              Not Applicable
57              Not Applicable
58              Not Applicable
59              Not Applicable

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                            WORCESTER, MASSACHUSETTS


This Prospectus provides important information about Vari-Exceptional Life Plus, an individual flexible premium variable life insurance policy issued by Allmerica Financial Life Insurance and Annuity Company to eligible applicants who are members of a non-qualified benefit plan having five or more members who are age 80 years old and under. The policies are funded through the VEL Account, a separate investment account of the Company that is referred to as the Variable Account. PLEASE READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING AND KEEP IT FOR FUTURE REFERENCE.

The Variable Account is subdivided into Sub-Accounts. Each Sub-Account invests exclusively in shares of one of the following Underlying Funds:


 ALLMERICA INVESTMENT TRUST (SERVICE SHARES)                   FIDELITY VARIABLE INSURANCE PRODUCTS FUND
 AIT Core Equity Fund                                          Fidelity VIP Equity-Income Portfolio
 AIT Equity Index Fund                                         Fidelity VIP Growth Portfolio
 AIT Government Bond Fund                                      Fidelity VIP High Income Portfolio
 AIT Money Market Fund                                         Fidelity VIP Overseas Portfolio
 AIT Select Aggressive Growth Fund
 AIT Select Capital Appreciation Fund                          FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
 AIT Select Emerging Markets Fund                              Fidelity VIP II Asset Manager Portfolio
 AIT Select Growth and Income Fund                             Fidelity VIP II Index 500 Portfolio
 AIT Select Growth Fund
 AIT Select International Equity Fund                          FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
 AIT Select Investment Grade Income Fund                       (CLASS 2)
 AIT Select Strategic Growth Fund                              FT VIP Franklin Large Cap Growth Securities Fund
 AIT Select Strategic Income Fund                              FT VIP Franklin Small Cap Fund
 AIT Select Value Opportunity Fund                             INVESCO VARIABLE INVESTMENT FUNDS, INC.
 DELAWARE VIP TRUST                                            INVESCO VIF Health Sciences Fund
 Delaware VIP International Value Equity Series                JANUS ASPEN SERIES (SERVICE SHARES)
                                                               Janus Aspen Growth Portfolio
                                                               T. ROWE PRICE INTERNATIONAL SERIES, INC.
                                                               T. Rowe Price International Stock Portfolio


THE POLICIES ARE NOT SUITABLE FOR SHORT-TERM INVESTMENT. VARIABLE LIFE POLICIES INVOLVE RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL. IT MAY NOT BE ADVANTAGEOUS TO REPLACE EXISTING INSURANCE WITH THE POLICY. THIS LIFE POLICY IS NOT: A BANK DEPOSIT OR OBLIGATION; OR FEDERALLY INSURED; OR ENDORSED BY ANY BANK OR GOVERNMENTAL AGENCY.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THAT THE INFORMATION IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

In certain circumstances, a Policy may be considered a modified endowment contract. Under the Internal Revenue Code (the "Code"), any policy loan, partial withdrawal or surrender from a modified endowment contract may be subject to tax and tax penalties. See FEDERAL TAX CONSIDERATIONS -- "Modified Endowment Contracts."

We offer a variety of variable life policies. They may offer features including investment options, fees and/or charges that are different from those in the policies offered by this Prospectus. The policies may be offered through different distributors. Upon request, your financial representative can show you information regarding other life policies offered by the Company. You can also contact us directly to find out more about these life policies.

This Prospectus can also be obtained from the Securities and Exchange Commission's website (http://www.sec.gov).

Correspondence may be mailed to: Allmerica Life, P.O. Box 8014, Boston MA 02266-8014

                               DATED: MAY 1, 2002

                               TABLE OF CONTENTS


SPECIAL TERMS...............................................       4
SUMMARY OF FEES AND CHARGES.................................       7
SUMMARY OF POLICY FEATURES..................................      11
DESCRIPTION OF THE COMPANY, THE VEL ACCOUNT AND THE
 UNDERLYING FUNDS...........................................      18
INVESTMENT OBJECTIVES AND POLICIES..........................      21
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS...........      23
VOTING RIGHTS...............................................      24
THE POLICY..................................................      25
  Market Timers.............................................      25
  Applying for a Policy.....................................      25
  Free-Look Period..........................................      26
  Conversion Privileges.....................................      26
  Premium Payments..........................................      27
  Paid-up Insurance Option..................................      28
  Allocation of Net Premiums................................      28
  Transfer Privilege........................................      29
  Death Proceeds............................................      30
  Guideline Premium Test and Cash Value Accumulation Test...      30
  Election of Sum Insured Options...........................      31
  Change in Sum Insured Option..............................      33
  Change in Face Amount.....................................      34
  Policy Value and Surrender Value..........................      35
  Payment Options...........................................      36
  Optional Insurance Benefits...............................      37
  Surrender.................................................      37
  Partial Withdrawal........................................      37
CHARGES AND DEDUCTIONS......................................      38
  State Premium Tax.........................................      38
  Monthly Deduction from Policy Value.......................      38
  Charges Against Assets of the VEL Account.................      40
  Surrender Charge..........................................      41
  Charges on Partial Withdrawal.............................      42
  Transfer Charges..........................................      43
  Charge for Increase in Face Amount........................      43
  Other Administrative Charges..............................      43
POLICY LOANS................................................      44
  Loan Interest.............................................      44
  Repayment of Loans........................................      44
  Effect of Policy Loans....................................      45
POLICY TERMINATION AND REINSTATEMENT........................      45
  Termination...............................................      45
  Reinstatement.............................................      46
OTHER POLICY PROVISIONS.....................................      46
DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY.............      48
DISTRIBUTION................................................      49
REPORTS.....................................................      49
LEGAL PROCEEDINGS...........................................      50
FURTHER INFORMATION.........................................      50
INDEPENDENT ACCOUNTANTS.....................................      50
FEDERAL TAX CONSIDERATIONS..................................      50
  The Company and the VEL Account...........................      51

  Taxation of the Policies..................................      51
  Policy Loans..............................................      51
  Modified Endowment Contracts..............................      52
MORE INFORMATION ABOUT THE GENERAL ACCOUNT..................      52
  General Description.......................................      52
  General Account Value and Policy Loans....................      53
  The Policy................................................      53
  Transfers, Surrenders, and Partial Withdrawals............      53
FINANCIAL STATEMENTS........................................      54
APPENDIX A -- OPTIONAL BENEFITS.............................     A-1
APPENDIX B -- PAYMENT OPTIONS...............................     B-1
APPENDIX C -- ILLUSTRATIONS.................................     C-1
APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES......     D-1
APPENDIX E -- PERFORMANCE INFORMATION.......................     E-1
FINANCIAL STATEMENTS........................................   FIN-1

                                 SPECIAL TERMS

AGE: The Insured's age as of the nearest birthday measured from a Policy anniversary.

ACCUMULATION UNIT: A measure of your interest in a Sub-Account.

BENEFICIARY: The person(s) designated by the Policyowner to receive the insurance proceeds upon the death of the Insured.

COMPANY: Allmerica Financial Life Insurance and Annuity Company. "We," "our," "us," and "the Company" refer to Allmerica Financial Life Insurance and Annuity Company in this Prospectus.

DATE OF ISSUE: The date set forth in the Policy used to determine the Monthly Payment Date, Policy months, Policy years, and Policy anniversaries.

DEATH PROCEEDS: Prior to the Final Premium Payment Date, the Death Proceeds equal the amount calculated under the applicable Sum Insured Option, less Debt outstanding at the time of the Insured's death, partial withdrawals, if any, partial withdrawal charges, and any due and unpaid Monthly Deductions. After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Policy.

DEBT: All unpaid Policy loans plus interest due or accrued on such loans.

DELIVERY RECEIPT: An acknowledgment, signed by the Policyowner and returned to the Company's Principal Office, that the Policyowner has received the Policy and the Notice of Withdrawal Rights.

EVIDENCE OF INSURABILITY: Information, satisfactory to the Company, that is used to determine the Insured's Premium Class.

FACE AMOUNT: The amount of insurance coverage applied for. The Face Amount of each Policy is set forth in the specification pages of the Policy.

FINAL PREMIUM PAYMENT DATE: The Policy anniversary nearest the Insured's 95th birthday. The Final Premium Payment Date is the latest date on which a premium payment may be made. After this date, the Death Proceeds equal the Surrender Value of the Policy. The Net Death Benefit may be different before and after the Final Payment Date. See DEATH PROCEEDS.

GENERAL ACCOUNT: All the assets of the Company other than those held in a Separate Account.

GUIDELINE ANNUAL PREMIUM: The annual amount of premium that would be payable through the Final Premium Payment Date of a Policy for the specified Sum Insured, if premiums were fixed by the Company as to both timing and amount, and monthly cost of insurance charges were based on the 1980 Commissioners Standard Ordinary Mortality Table, Smoker or Non-Smoker, Male, Female (or Table B for unisex Policies), net investment earnings at an annual effective rate of 5%, and fees and charges as set forth in the Policy and any Policy riders. The Sum Insured Option 1 Guideline Annual Premium is used when calculating the maximum surrender charge.

GUIDELINE MINIMUM SUM INSURED: The Guideline Minimum Sum Insured required to qualify the Policy as "life insurance" under federal tax laws. The Guideline Minimum Sum Insured varies by Age. It is calculated by multiplying the Policy Value by a percentage determined by the Insured's Age. The percentage factor is a percentage that, when multiplied by the Policy Value, determines the minimum death benefit required under federal tax laws. For both the Option 1 and the Option 2, the percentage factor is based on the Insured's attained age, as set forth in GUIDELINE MINIMUM SUM INSURED TABLE in SUM INSURED OPTIONS -- "GUIDELINE MINIMUM SUM INSURED" under THE POLICY.

INSURANCE AMOUNT AT RISK: The Sum Insured less the Policy Value.

LOAN VALUE: The maximum amount that may be borrowed under the Policy.

MONTHLY PAYMENT DATE: The date on which the Monthly Deduction is deducted from Policy Value.

MONTHLY DEDUCTION: Charges deducted monthly from the Policy Value of a Policy prior to the Final Premium Payment Date. The charges include the monthly cost of insurance, the monthly cost of any benefits provided by riders, and the monthly administrative charge.

NET PREMIUM: An amount equal to the premium less a premium tax charge.

POLICY CHANGE: Any change in the Face Amount, the addition or deletion of a rider, or a change in the Sum Insured Option.

POLICY VALUE: The total amount available for investment under a Policy at any time. It is equal to the sum of (a) the value of the Accumulation Units credited to a Policy in the Sub-Accounts and (b) the accumulation in the General Account credited to that Policy.

POLICYOWNER: The person, persons or entity entitled to exercise the rights and privileges under the Policy.

PREMIUM CLASS: The risk classification that the Company assigns the Insured based on the information in the application and any other Evidence of Insurability considered by the Company. The Insured's Premium Class will affect the cost of insurance charge and the amount of premium required to keep the Policy in force.

PRINCIPAL OFFICE: The Company's office, located at 440 Lincoln Street, Worcester, Massachusetts 01653.

PRO-RATA ALLOCATION: In certain circumstances, you may specify from which Sub-Account certain deductions will be made or to which Sub-Account Policy Value will be allocated. If you do not, the Company will allocate the deduction or Policy Value among the General Account and the Sub-Accounts in the same proportion that the Policy Value in the General Account and the Policy Value in each Sub-Account bear to the total Policy Value on the date of deduction or allocation.

SEPARATE ACCOUNT: A Separate Account consists of assets segregated from the Company's other assets. The investment performance of the assets of each Separate Account is determined separately from the other assets of the Company. The assets of a Separate Account which are equal to the reserves and other contract liabilities are not chargeable with liabilities arising out of any other business which the Company may conduct.


SUB-ACCOUNT: A subdivision of the VEL Account. Each Sub-Account invests exclusively in the shares of a corresponding Underlying Fund.


SUM INSURED: The amount payable upon the death of the Insured before the Final Premium Payment Date, prior to deductions for Debt outstanding at the time of the Insured's death, partial withdrawals and partial withdrawal charges, if any, and any due and unpaid monthly deductions. The amount of the Sum Insured will depend on the Sum Insured Option chosen, but will always be at least equal to the Face Amount.

SURRENDER VALUE: The amount payable upon a full surrender of the Policy. It is the Policy Value, less any Debt and any surrender charges.


UNDERLYING FUNDS (FUNDS): The investment portfolios of Allmerica Investment Trust ("AIT"), Delaware VIP Trust ("Delaware VIP"), Fidelity Variable Insurance Products Fund ("Fidelity VIP") and Fidelity Variable Insurance Products Fund II ("Fidelity VIP II"), Franklin Templeton Variable Insurance Products

Trust ("FT VIP"), INVESCO Variable Investment Funds, Inc. ("INVESCO"), Janus Aspen Series ("Janus"), and T. Rowe Price International Series, Inc. ("T. Rowe Price"), which are available under the Policies.


VALUATION DATE: A day on which the net asset value of the shares of any of the Underlying Funds is determined and Accumulation Unit values of the Sub-Accounts are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, partial withdrawal, or surrender of a Policy is received) when there is a sufficient degree of trading in an Underlying Fund's securities such that the current net asset value of the Sub-Accounts may be materially affected.

VALUATION PERIOD: The interval between two consecutive Valuation Dates.

VEL ACCOUNT: A Separate Account of the Company to which the Policyowner may make Net Premium allocations.

WRITTEN REQUEST: A request by the Policyowner, in writing, satisfactory to the Company.

YOU OR YOUR: The Policyowner, as shown in the application or the latest change filed with the Company.

                          SUMMARY OF FEES AND CHARGES

POLICY FEES AND CHARGES

There are costs related to the insurance and investment features of the Policy. Fees and charges to cover these costs are deducted in several ways.

PREMIUM TAX CHARGE
A charge for state and local premium taxes (if any) is deducted from each premium payment. State premium taxes generally range from 0.75% to 5%, while local premium taxes (if any) vary by jurisdiction within a state. The premium tax charge will change when either the applicable jurisdiction changes or the tax rate within the applicable jurisdiction changes. The Company should be notified of any change in address of the Insured as soon as possible.

MONTHLY DEDUCTIONS FROM POLICY VALUE
On the Date of Issue and each Monthly Payment Date thereafter prior to the Final Premium Payment Date, certain charges ("Monthly Deductions") will be deducted from the Policy Value. The Monthly Deduction consists of a charge for cost of insurance, a charge for the cost of any additional benefits provided by rider, and a charge for administrative expenses. You may instruct the Company to deduct the Monthly Deduction from one specific Sub-Account. If you do not, the Company will make a Pro-Rata Allocation of the charge. No Monthly Deductions are made on or after the Final Premium Payment Date.

The MONTHLY COST OF INSURANCE CHARGE is determined by multiplying the Insurance Amount at Risk (the Sum Insured minus the Policy Value) for each Policy month by the applicable cost of insurance rate or rates. The Insurance Amount at Risk will be affected by any decreases or increases in the Face Amount.

A MONTHLY ADMINISTRATIVE CHARGE of $5 per month is made for administrative expenses. The charge is designed to reimburse the Company for the costs associated with issuing and administering the Policies, such as processing premium payments, Policy loans and loan repayments, changes in Sum Insured Option, and death claims. These charges also help cover the cost of providing annual statements and responding to Policyowner inquiries. The monthly administrative charge is described in CHARGES AND DEDUCTIONS -- "Monthly Deduction from Policy Value."

As noted above, certain additional insurance rider benefits are available under the Policy for an additional monthly charge. See APPENDIX A -- OPTIONAL BENEFITS.

DEDUCTIONS FROM THE VEL ACCOUNT
A daily charge equivalent to an effective annual rate of 0.50% of the average daily net asset value of each Sub-Account of the VEL Account is imposed to compensate the Company for its assumption of certain mortality and expense risks. See CHARGES AND DEDUCTIONS -- "Charges Against Assets of the VEL Account."

In addition to the charges described above, certain fees and expenses are deducted from the assets of the Underlying Funds. See CHARGES AND DEDUCTIONS -- "Charges Against Assets of the VEL Account." The levels of fees and expenses vary among the Underlying Funds.

OTHER CHARGES (NON-PERIODIC)

TRANSACTION CHARGE ON PARTIAL WITHDRAWALS
A transaction charge, which is the smaller of 2% of the amount withdrawn or $25, is assessed at the time of each partial withdrawal to reimburse the Company for the cost of processing the withdrawal. In addition to the transaction charge, a partial withdrawal charge may also be made under certain circumstances. The transaction fee applies to all partial withdrawals, including a Withdrawal without a surrender charge. See CHARGES AND DEDUCTIONS -- "Charges on Partial Withdrawal."

CHARGE FOR INCREASE IN FACE AMOUNT
For each increase in Face Amount, a charge of $40 will be deducted from Policy Value. This charge is designed to reimburse the Company for underwriting and administrative costs associated with the increase. See THE POLICY -- "Change In Face Amount" and CHARGES AND DEDUCTIONS -- "Charge for Increase In Face Amount."

TRANSFER CHARGE
The first 12 transfers of Policy Value in a Policy year will be free of charge. Thereafter, with certain exceptions, a transfer charge of $10 will be imposed for each transfer request to reimburse the Company for the costs of processing the transfer. See THE POLICY -- "Transfer Privilege" and CHARGES AND
DEDUCTIONS -- "Transfer Charges."

OTHER ADMINISTRATIVE CHARGES
The Company reserves the right to impose a charge for the administrative costs associated with changing the Net Premium allocation instructions, for changing the allocation of any Monthly Deductions among the various Sub-Accounts, or for a projection of values. See CHARGES AND DEDUCTIONS -- "Other Administrative Charges."

SURRENDER CHARGES

At any time that a Policy is in effect, a Policyowner may elect to surrender the Policy and receive its Surrender Value. A surrender charge is calculated upon issuance of the Policy and upon each increase in Face Amount. The surrender charge is only imposed if less than ten years have elapsed from the Date of Issue or any increase in the Face Amount and you request a full surrender or a decrease in Face Amount.

DEFERRED ADMINISTRATIVE CHARGE
A component of the surrender charge is a charge for administrative expenses. This deferred administrative charge is $8.50 per thousand dollars of the initial Face Amount or of an increase in Face Amount. The charge is designed to reimburse the Company for administrative costs associated with product research and development, underwriting, Policy administration, decreasing the Face Amount, and surrendering a Policy. Because the maximum surrender charge reduces by 1% per month after the 44th Policy month and becomes zero after the 120th month after Date of Issue or the effective date of an increase in Face Amount, in certain situations some or all of the deferred administrative charge may not be assessed upon surrender of the Policy. See THE POLICY -- "Surrender" and CHARGES AND DEDUCTIONS -- "Surrender Charge."

SURRENDER CHARGE ON THE INITIAL FACE AMOUNT
The maximum surrender charge calculated upon issuance of the Policy is equal to the sum of (a) plus (b) where (a) is a deferred administrative charge equal to $8.50 per thousand dollars of the initial Face Amount and (b) is a deferred sales charge equal to 30% of the Guideline Annual Premium. In accordance with limitations under state insurance regulations, the amount of the maximum surrender charge will not exceed a specified amount per $1,000 of initial Face Amount, as indicated in APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES. The maximum surrender charge remains level for the first 44 Policy months, reduces by 1% per month for the next 76 Policy months, and is zero thereafter. If you surrender the Policy before making premium payments associated with the initial Face Amount which are at least equal to the Guideline Annual Premium, the actual surrender charge imposed may be less than the maximum. See THE POLICY -- "Surrender" and CHARGES AND DEDUCTIONS -- "Surrender Charge."

SURRENDER CHARGE ON INCREASES IN FACE AMOUNT
A separate surrender charge will apply to and is calculated for each increase in Face Amount. The maximum surrender charge for the increase is equal to the sum of (a) plus (b) where (a) is equal to $8.50 per thousand dollars of increase, and (b) is equal to 30% of the Guideline Annual Premium for the increase. In accordance with limitations under state insurance regulations, the amount of the Surrender Charge will not exceed a specified amount per $1,000 of increase, as indicated in APPENDIX D -- CALCULATION OF MAXIMUM

SURRENDER CHARGES. As is true for the initial Face Amount, (a) is a deferred administrative charge and (b) is a deferred sales charge. This maximum surrender charge remains level for the first 44 Policy months following the increase, reduces by 1% per month for the next 76 Policy months, and is zero thereafter. The actual surrender charge with respect to the increase may be less than the maximum. See THE POLICY -- "Surrender" and CHARGES AND DEDUCTIONS -- "Surrender Charge."

SURRENDER CHARGES ON DECREASES IN FACE AMOUNT
In the event of a decrease in Face Amount, the surrender charge imposed is proportional to the charge that would apply to a full surrender. For information, see THE POLICY -- "Surrender" and CHARGES AND DEDUCTIONS -- "Surrender Charge" or APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES.

CHARGES OF THE UNDERLYING FUNDS

In addition to the charges described above, certain fees and expenses are deducted from the assets of the Underlying Funds. The levels of fees and expenses vary among the Underlying Funds. The following table shows the expenses of the Underlying Funds for 2001. THE UNDERLYING FUND INFORMATION BELOW WAS PROVIDED BY THE UNDERLYING FUNDS AND WAS NOT INDEPENDENTLY VERIFIED BY THE COMPANY.



                                                                                                   TOTAL FUND
                                                                   FEES     OTHER EXPENSES          EXPENSES
                                              MANAGEMENT FEE      UNDER       (AFTER ANY           (AFTER ANY
                                                (AFTER ANY        12B-1       APPLICABLE            WAIVERS/
UNDERLYING FUND                             VOLUNTARY WAIVERS)    PLAN*     REIMBURSEMENTS)      REIMBURSEMENTS)
---------------                             ------------------   --------   ---------------   ---------------------
AIT Core Equity Fund (Service Shares)...... 0.55%                 0.15%           0.06%       0.76%(1)(2)
AIT Equity Index Fund (Service Shares)..... 0.28%                 0.15%           0.06%       0.49%(1)(2)
AIT Government Bond Fund (Service
 Shares)................................... 0.50%                 0.15%           0.08%       0.73%(1)
AIT Money Market Fund (Service Shares)..... 0.31%                 0.15%           0.05%       0.51%(1)
AIT Select Aggressive Growth Fund (Service
 Shares)................................... 0.83%                 0.15%           0.07%       1.05%(1)(2)
AIT Select Capital Appreciation Fund
 (Service Shares).......................... 0.88%                 0.15%           0.06%       1.09%(1)(2)
AIT Select Emerging Markets Fund (Service
 Shares)................................... 1.35%                 0.15%           0.34%       1.84%(1)(2)
AIT Select Growth and Income Fund (Service
 Shares)................................... 0.68%                 0.15%           0.05%       0.88%(1)(2)
AIT Select Growth Fund (Service Shares).... 0.79%                 0.15%           0.06%       1.00%(1)(2)
AIT Select International Equity Fund
 (Service Shares).......................... 0.89%                 0.15%           0.12%       1.16%(1)(2)
AIT Select Investment Grade Income Fund
 (Service Shares).......................... 0.41%                 0.15%           0.06%       0.62%(1)
AIT Select Strategic Growth Fund (Service
 Shares)................................... 0.85%                 0.15%           0.29%       1.29%(1)
AIT Select Strategic Income Fund (Service
 Shares)................................... 0.58%                 0.15%           0.39%       1.12%(1)
AIT Select Value Opportunity Fund (Service
 Shares)................................... 0.87%                 0.15%           0.05%       1.07%(1)(2)
Delaware VIP International Value Equity
 Series.................................... 0.84%                 0.00%           0.16%       1.00%(3)
Fidelity VIP Equity-Income Portfolio....... 0.48%                 0.00%           0.10%       0.58%(4)
Fidelity VIP Growth Portfolio.............. 0.58%                 0.00%           0.10%       0.68%(4)
Fidelity VIP High Income Portfolio......... 0.58%                 0.00%           0.13%       0.71%(4)
Fidelity VIP Overseas Portfolio............ 0.73%                 0.00%           0.19%       0.92%(4)
Fidelity VIP II Asset Manager Portfolio.... 0.53%                 0.00%           0.11%       0.64%(4)
Fidelity VIP II Index 500 Portfolio........ 0.24%                 0.00%           0.04%       0.28%(5)
FT VIP Franklin Large Cap Growth Securities
 Fund (Class 2)............................ 0.75%                 0.25%           0.03%       1.03%(6)(7)
FT VIP Franklin Small Cap Fund
 (Class 2)................................. 0.53%                 0.25%           0.31%       1.09%(6)(8)
INVESCO VIF Health Sciences Fund........... 0.75%                 0.00%           0.31%       1.06%(9)
Janus Aspen Growth Portfolio (Service
 Shares)................................... 0.65%                 0.25%           0.01%       0.91%(10)
T. Rowe Price International Stock
 Portfolio................................. 1.05%                 0.00%           0.00%       1.05%(11)



* These expenses are fees paid by the Underlying Funds under 12b-1 plans. In addition to receiving all or part of the fees listed in the table, the Company may also receive Service Fees from the investment advisers or other service providers of certain Underlying Funds for providing various services to Policyowners. Currently the Company receives Services Fees ranging from 0.10% to 0.25% of the aggregate net asset value of assets held in the Separate Account with respect to such Underlying Funds.



(1) Each Fund has adopted a Plan of Distribution and Service under Rule 12b-1 of the 1940 Act ("12b-1 Plan") that permits the Funds to pay marketing and other fees to support the sale and distribution of the Fund's shares and certain services to investment accounts. The 12b-1 Plan authorizes payment of a distribution and service fee at an annual rate of up to 0.25% of a Fund's average daily net assets. The 12b-1 Plan has been implemented at an initial rate of 0.15 percent of average daily net assets.



    Through December 31, 2002, Allmerica Financial Investment Management Services, Inc. ("AFIMS") has declared a voluntary expense limitation of 1.50% of average net assets for AIT Select International Equity Fund, 1.35% for AIT Select Aggressive Growth Fund and AIT Select Capital Appreciation Fund, 1.25% for AIT Select Value Opportunity Fund, 1.20% for AIT Select Growth Fund, AIT Select Strategic Growth Fund, and AIT Core Equity Fund, 1.10% for AIT Select Growth and Income Fund, 1.00% for AIT Select Strategic Income Fund, AIT Select Investment Grade Income Fund, and AIT Government Bond Fund, and 0.60% for AIT Equity Index Fund and AIT Money Market Fund. The total operating expenses of the funds were less than their respective expense limitations throughout 2001.



    In addition, through December 31, 2002, AFIMS has agreed to voluntarily waive its management fee to the extent that expenses of the AIT Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets, except that such waiver shall not exceed the net amount of management fees earned by AFIMS from the Fund after subtracting fees paid by AFIMS to a sub-advisor.



    Through December 31, 2002, the AIT Select Value Opportunity Fund's management fee rate has been voluntarily limited to an annual rate of 0.90% of average daily net assets, and total expenses are limited to 1.25% of average daily net assets.



    The declaration of a voluntary management fee or expense limitation in any year does not bind AFIMS to declare future expense limitations with respect to these Funds. The limitations may be terminated at anytime.



(2) These Funds have entered into agreements with brokers whereby brokers rebate a portion of commissions. These amounts have not been treated as reductions of expenses. Including these reductions, total annual fund operating expenses were 0.73% for AIT Core Equity Fund, 0.47% for AIT Equity Index Fund, 1.02% for AIT Select Aggressive Growth Fund, 1.08% for AIT Select Capital Appreciation Fund, 1.74% for AIT Select Emerging Markets Fund, 0.93% for AIT Select Growth Fund, 0.87% for AIT Select Growth and Income Fund, 1.14% for AIT Select International Equity Fund, and 1.02% for AIT Select Value Opportunity Fund.



(3) Effective May 1, 2002 through April 30, 2003, the investment advisor, Delaware International Advisers Ltd., ("DIAL") has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses will not exceed 1.00%. Without such arrangement, the total operating expenses for the fiscal year 2001 were 1.01% for Delaware VIP International Value Equity Series.



(4) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. As a result of these expense reductions, total operating expenses were: 0.57% for Fidelity VIP Equity-Income Portfolio, 0.65% for Fidelity VIP Growth Portfolio, 0.87% for Fidelity VIP Overseas Portfolio, 0.63% for Fidelity VIP II Asset Manager Portfolio and 0.70% for Fidelity VIP High Income Portfolio.



(5) The fund's manager has voluntarily agreed to reimburse the class to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions and extraordinary expenses) exceed 0.28%. This arrangement can be discontinued by the fund's manager at any time. Absent this reimbursement, the management fee, other expenses and total annual expenses in 2001 would have been 0.24%, 0.11% and 0.35%, respectively.



(6) The Fund's Class 2 distribution plan or "rule 12b-1 plan" is described in the Fund's prospectus.



(7)  The Fund administration fee is paid indirectly through the management fee.



(8) For FT VIP Franklin Small Cap Fund, the managers have agreed in advance to make estimated reductions of 0.08% of their fees to reflect reduced services resulting from the Funds' investments in a Franklin Templeton money fund. These reductions are required by the Funds' Board of Trustees and an order by the Securities and Exchange Commission. Including these reductions, the total annual fund operating expenses are estimated to be 1.01%.



(9) The Fund's actual Other Expenses and Total Annual Fund Operating Expenses were lower than the figures shown, because their custodian fees were reduced under an expense offset arrangement.



(10) Expenses are based upon expenses for the year ended December 31, 2001. All Expenses are shown without the effect of any expense offset arrangements.



    Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.



(11) Management fees include ordinary, recurring operating expenses.

                           SUMMARY OF POLICY FEATURES

This Summary is intended to provide only a very brief overview of the more significant aspects of the Policy. If you are considering the purchase of this product, you should read the remainder of this Prospectus carefully before making a decision. It offers a more complete presentation of the topics presented here, and will help you better understand the product. However, the Policy, together with its attached application, constitutes the entire agreement between you and the Company.

There is no guaranteed minimum Policy Value. The value of a Policy will vary up or down to reflect the investment experience of allocations to the Sub-Accounts and the fixed rates of interest earned by allocations to the General Account. The Policy Value will also be adjusted for other factors, including the amount of charges imposed. The Policy will remain in effect so long as the Policy Value less any outstanding Debt is sufficient to pay certain monthly charges imposed in connection with the Policy. The Policy Value may decrease to the point where the Policy will lapse and provide no further death benefit without additional premium payments.

If the Policy is in effect at the death of the Insured, the Company will pay a death benefit (the "Death Proceeds") to the Beneficiary. Prior to the Final Premium Payment Date, the Death Proceeds equal the Sum Insured, less any Debt, partial withdrawals, and any due and unpaid charges. If the Guideline Premium Test is in effect (See "Election of Sum Insured Options"), you may choose either Sum Insured Option 1 (the Sum Insured is fixed in amount) or Sum Insured Option 2 (the Sum Insured includes the Policy Value in addition to a fixed insurance amount), and may change between Sum Insured Option 1 and Option 2, subject to certain conditions. If the Cash Value Accumulation Test is in effect, Sum Insured Option 3 (the Sum Insured is fixed in amount) will apply. A Minimum Sum Insured, equivalent to a percentage of the Policy Value, will apply if greater than the Sum Insured otherwise payable under Option 1, Option 2 or Option 3.

The purpose of the Policy is to provide insurance protection for the Beneficiary named therein. This Summary is intended to provide only a very brief overview of the more significant aspects of the Policy. Further detail is provided in this Prospectus and in the Policy. No claim is made that the Policy is in any way similar or comparable to a systematic investment plan of a mutual fund. The Policy, together with its attached application, constitutes the entire agreement between you and the Company.

FREE-LOOK PERIOD -- The Policy provides for an initial free-look period. You may cancel the Policy by mailing or delivering it to the Principal Office or to an agent of the Company on or before the latest of:

    - 45 days after the application for the Policy is signed,

    - ten days after you receive the Policy (or, if required by state law, the longer period indicated in your Policy), or

    - ten days after the Company mails or personally delivers a Notice of Withdrawal Rights to you.

When you return the Policy, the Company will mail a refund to you within seven days. The refund of any premium paid by check may be delayed until the check has cleared your bank.

Where required by state law, the refund will equal the premiums paid. In other states, the refund will equal the sum of:

    (1) the difference between the premium, including fees and charges paid, and any amount allocated to the VEL Account, PLUS

    (2) the value of the amounts allocated to the VEL Account, PLUS

    (3) any fees or charges imposed on the amounts allocated to the VEL Account.

The amount refunded in (1) above includes any premiums allocated to the General Account. A free-look privilege also applies after a requested increase in the Face Amount. See THE POLICY -- "Free-Look Period."

CONVERSION PRIVILEGES -- During the first 24 Policy months after the Date of Issue, subject to certain restrictions, you may convert the Policy to a fixed flexible premium adjustable life insurance policy by simultaneously transferring all accumulated value in the Sub-Accounts to the General Account and instructing the Company to allocate all future premiums to the General Account. A similar conversion privilege is in effect for 24 Policy months after the date of an increase in the Face Amount. Where required by state law, and at your request, the Company will issue a flexible premium adjustable life insurance policy to you. The new policy will have the same Face Amount, Issue Age, Date of Issue, and risk classifications as the original Policy. See THE POLICY -- "Conversion Privileges."

ABOUT THE POLICY

The Policy allows you to make premium payments in any amount and frequency, subject to certain limitations. As long as the Policy remains in force, it will provide for:

    - life insurance coverage on the named Insured,

    - Policy Value,

    - surrender rights and partial withdrawal rights,

    - loan privileges, and

    - in some cases, additional insurance benefits available by rider for an additional charge.

LIFE INSURANCE
The Policies are life insurance contracts with death benefits, Policy Value, and other features traditionally associated with life insurance. The Policies are "variable" because, unlike the fixed benefits of ordinary whole life insurance, the Policy Value will, and under certain circumstances the Death Proceeds may, increase or decrease depending on the investment experience of the Sub-Accounts of the VEL Account.

FLEXIBLE PREMIUM
The Policy is a "flexible premium" policy because, unlike traditional insurance policies, there is no fixed schedule for premium payments. However, you may be required to provide evidence of insurability as a condition to our accepting any payment that would increase the Insurance Amount at Risk (the Sum Insured less the Policy Value). If evidence of insurability is required, the Company will return the payment to you and if your payment exceeds our maximum limit (defined below) the Company may not accept any additional payments which would increase the Insurance Amount at Risk and shall not provide any additional death benefit until (1) evidence of insurability for the Insured has been received by the Company and (2) the Company has notified you that the Insured is in a satisfactory underwriting class. You may then make payments that increase the Insurance Amount at Risk for 60 days (but not later than the Final Payment Date) following the date of such notification by the Company.

Although you may establish a schedule of premium payments ("planned premium payments"), failure to make the planned premium payments will not necessarily cause a Policy to lapse, nor will making the planned premium payments guarantee that a Policy will remain in force. Thus, you may, but are not required to, pay additional premiums. The Company may limit the maximum payment received in any certificate year but in no event will the limit be less than the maximum Level Premium shown in the certificate.

The Policy will remain in force until the Surrender Value is insufficient to cover the next Monthly Deduction and loan interest accrued, if any, and a grace period of 62 days has expired without adequate payment being made by you.

APPLYING FOR A POLICY
At the time of applying for a Policy, the proposed Insured will generally complete an application, which lists the proposed amount of insurance and indicates how much of that insurance is considered eligible for simplified underwriting. If the eligibility questions on the application are answered "Yes" and the application is returned within 30 days of the eligibility date, the Company will provide immediate coverage equal to the simplified underwriting amount. If the proposed Insured is a standard premium class, any insurance in excess of the simplified underwriting amount will begin on the date the application and medical examinations, if any, are completed. If the proposed Insured cannot answer the eligibility questions "Yes" and if the proposed Insured is not a standard risk, insurance coverage will begin only after the Company (1) approves the application, (2) the Policy is delivered and accepted, and (3) the first premium is paid.

If any premiums are paid prior to the issuance of the Policy, such premiums will be held in the Company's General Account. If your application is approved and the Policy is issued and accepted, the initial premiums held in the General Account will be credited with interest at a specified rate beginning not later than the date of receipt of the premiums at the Company's Principal Office. IF A POLICY IS NOT ISSUED AND ACCEPTED, THE INITIAL PREMIUMS WILL BE RETURNED TO YOU WITHOUT INTEREST.

ALLOCATION OF NET PREMIUMS
Net Premiums are the premiums paid less the actual premium tax. Net Premiums may be allocated to one or more Sub-Accounts of the VEL Account, to the General Account, or to any combination of Accounts. You bear the investment risk of Net Premiums allocated to the Sub-Accounts. Allocations may be made to no more than twenty Sub-Accounts at any one time. The minimum allocation is 1% of Net Premium. All allocations must be in whole numbers and must total 100%. See THE POLICY -- "Allocation of Net Premiums."

Premiums allocated to the Company's General Account will earn a fixed rate of interest. Net Premiums and minimum interest are guaranteed by the Company. For more information, see MORE INFORMATION ABOUT THE GENERAL ACCOUNT.

POLICY VALUE AND SURRENDER VALUE
The Policy Value is the total amount available for investment under a Policy at any time. It is the sum of the value of all Accumulation Units in the Sub-Accounts of the VEL Account and all accumulations in the General Account of the Company credited to the Policy. The Policy Value reflects the amount and frequency of Net Premiums paid, charges and deductions imposed under the Policy, interest credited to accumulations in the General Account, investment performance of the Sub-Account(s) to which Policy Value has been allocated, and partial withdrawals. The Policy Value may be relevant to the computation of the Death Proceeds. You bear the entire investment risk for amounts allocated to the VEL Account. The Company does not guarantee a minimum Policy Value.

The Surrender Value will be the Policy Value, less any Debt and surrender charges. The Surrender Value is relevant, for example, in the computation of the amounts available upon partial withdrawals, Policy loans or surrender.

POLICY LAPSE AND REINSTATEMENT
The failure to make premium payments will not cause a Policy to lapse unless:

    (a) the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued, if any, or

    (b) Debt exceeds Policy Value.

A 62-day grace period applies to each situation.

Subject to certain conditions (including Evidence of Insurability showing that the Insured is insurable according to the Company's underwriting rules and the payment of sufficient premium), a Policy may be reinstated at any time within three years after the expiration of the grace period and prior to the Final Premium Payment Date. See POLICY TERMINATION AND REINSTATEMENT.

PARTIAL WITHDRAWAL
After the first Policy year, you may make partial withdrawals in a minimum amount of $500 from the Policy Value. Under Option 1 or Option 3, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $40,000.

A transaction charge which is described in CHARGES AND DEDUCTIONS -- "Charges on Partial Withdrawal," will be assessed to reimburse the Company for the cost of processing each partial withdrawal. A partial withdrawal charge also may be imposed upon a partial withdrawal. Generally, amounts withdrawn during each Policy year in excess of 10% of the Policy Value ("excess withdrawal") are subject to the partial withdrawal charge. The partial withdrawal charge is equal to 5% of the excess withdrawal up to the surrender charge on the date of withdrawal. If no surrender charge is applicable at the time of withdrawal, no partial withdrawal charge will be deducted. The Policy's outstanding surrender charge will be reduced by the amount of the partial withdrawal charge deducted. See THE POLICY -- "Partial Withdrawal" and CHARGES AND DEDUCTIONS -- "Charges on Partial Withdrawal."

LOAN PRIVILEGE
You may borrow against the Policy Value. The total amount you may borrow is the Loan Value. Loan Value in the first Policy year is 75% of an amount equal to Policy Value less surrender charge, Monthly Deductions, and interest on Debt to the end of the Policy year. Thereafter, Loan Value is 90% of an amount equal to Policy Value less the surrender charge.

Policy loans will be allocated among the General Account and the Sub-Accounts in accordance with your instructions. If no allocation is made by you, the Company will make a Pro-Rata Allocation among the Accounts. In either case, Policy Value equal to the Policy loan will be transferred from the appropriate Sub-Account(s) to the General Account, and will earn monthly interest at an effective annual rate of at least 6%. Therefore, a Policy loan may have a permanent impact on the Policy Value even though it is eventually repaid. Although the loan amount is a part of the Policy Value, the Death Proceeds will be reduced by the amount of outstanding Debt at the time of death.

Policy loans will be charged interest at a fixed rate of 8% per year, due and payable in arrears at the end of each Policy year. If interest is not paid when due, it will be added to the loan balance. Policy loans may be repaid at any time. You must notify the Company if a payment is a loan repayment; otherwise, it will be considered a premium payment. Any partial or full repayment of Debt by you will be allocated to the General Account or Sub-Accounts in accordance with your instructions. If you do not specify an allocation, the Company will allocate the loan repayment in accordance with your most recent premium allocation instructions. See POLICY LOANS.

PREFERRED LOAN OPTION
A preferred loan option is available under the Policies. The preferred loan option will be available upon Written Request. It may be revoked by you at any time. If this option has been selected, after the tenth policy anniversary Policy Value in the General Account equal to the loan amount will be credited with interest at an effective annual yield of at least 7.5%. Our current practice is to credit a rate of interest equal to the rate being charged for the preferred loan.

There is some uncertainty as to the tax treatment of a preferred loan, which may be treated as a taxable withdrawal from the Policy. See FEDERAL TAX CONSIDERATIONS -- "Policy Loans." Consult a qualified tax adviser (and see FEDERAL TAX CONSIDERATIONS). THE PREFERRED LOAN OPTION IS NOT AVAILABLE IN ALL STATES.

DEATH PROCEEDS
The Policy provides for the payment of certain Death Proceeds to the named Beneficiary upon the death of the Insured. Prior to the Final Premium Payment Date, the Death Proceeds will be equal to the Sum Insured, reduced by any outstanding Debt, partial withdrawals, partial withdrawal charges, and any Monthly Deductions due and not yet deducted through the Policy month in which the Insured dies. Three Sum Insured Options are available. Under Option 1 and Option 3, the Sum Insured is the greater of the Face Amount of the Policy or the Guideline Minimum Sum Insured. Under Option 2, the Sum Insured is the greater of the Face Amount of the Policy plus the Policy Value or the Guideline Minimum Sum Insured. The Guideline Minimum Sum Insured is equivalent to a percentage (determined each month based on the Insured's Age) of the Policy Value. On or after the Final Premium Payment Date, the Death Proceeds will equal the Surrender Value. See THE POLICY -- "Death Proceeds."

The Death Proceeds under the Policy may be received in a lump sum or under one of the Payment Options described in the Policy. See "APPENDIX B -- PAYMENT OPTIONS."

FLEXIBILITY TO ADJUST SUM INSURED
Subject to certain limitations, you may adjust the Sum Insured, and thus the Death Proceeds, at any time prior to the Final Premium Payment Date, by increasing or decreasing the Face Amount of the Policy. Any change in the Face Amount will affect the monthly cost of insurance charges and the amount of the surrender charge. If the Face Amount is decreased, a pro-rata surrender charge may be imposed. The Policy Value is reduced by the amount of the charge. See THE POLICY -- "Change in Face Amount."

The minimum increase in Face Amount is $10,000, and any increase may also require additional Evidence of Insurability satisfactory to the Company. The increase is subject to a "free-look period" and, during the first 24 months after the increase, to a conversion privilege. See THE POLICY -- "Free-Look Period" and "Conversion Privileges."

ADDITIONAL INSURANCE BENEFITS
You have the flexibility to add additional insurance benefits by rider. These include the Waiver of Premium Rider, Accidental Death Benefit Rider, Guaranteed Insurability Rider, Other Insured Rider, Children's Insurance Rider, Exchange Option Rider, and Living Benefits Rider. See APPENDIX A -- OPTIONAL BENEFITS.

The cost of these optional insurance benefits will be deducted from Policy Value as part of the Monthly Deduction. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Policy Value."

INVESTMENT OPTIONS


The Policies permit Net Premiums to be allocated either to the Company's General Account or to the VEL Account. The VEL Account is currently comprised of 28 Sub-Accounts ("Sub-Accounts"). Of these 28 Sub-Accounts, 26 are available to the Policies. You may allocate investments in up to 20 Sub-Accounts at one time. Each Sub-Account invests exclusively in a corresponding Underlying Fund of AIT, Delaware VIP, Fidelity VIP, Fidelity VIP II, FT VIP, INVESCO, Janus and T. Rowe Price. In some states, insurance regulations may restrict the availability of particular Underlying Funds. The Policies permit you to transfer Policy Value among the available Sub-Accounts and between the Sub-Accounts and the General Account of the Company, subject to certain limitations described under THE POLICY -- "Transfer Privilege."


The value of each Sub-Account will vary daily depending upon the performance of the Underlying Fund in which it invests. Each Sub-Account reinvests dividends or capital gains distributions received from an Underlying Fund in additional shares of that Underlying Fund. There can be no assurance that the investment objectives of the Underlying Funds can be achieved. For more information, see DESCRIPTION OF THE COMPANY, THE VEL ACCOUNT, AND THE UNDERLYING FUNDS.

The following Underlying Funds are available under the Policy:


ALLMERICA INVESTMENT TRUST                 FIDELITY VARIABLE INSURANCE PRODUCTS FUND
AIT Core Equity Fund                       Fidelity VIP Equity-Income Portfolio
AIT Equity Index Fund                      Fidelity VIP Growth Portfolio
AIT Government Bond Fund                   Fidelity VIP High Income Portfolio
AIT Money Market Fund                      Fidelity VIP Overseas Portfolio
AIT Select Aggressive Growth Fund          Fidelity Variable Insurance Products Fund II
AIT Select Capital Appreciation Fund       Fidelity VIP II Asset Manager Portfolio
AIT Select Emerging Markets Fund           Fidelity VIP II Index 500 Portfolio
AIT Select Growth and Income Fund
AIT Select Growth Fund                     FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS
AIT Select International Equity Fund       TRUST
AIT Select Investment Grade Income Fund    FT VIP Franklin Large Cap Growth Securities Fund
AIT Select Strategic Growth Fund           FT VIP Franklin Small Cap Fund
AIT Select Strategic Income Fund
AIT Select Value Opportunity Fund          INVESCO VARIABLE INVESTMENT FUNDS, INC.
DELAWARE VIP TRUST                         INVESCO VIF Health Sciences Fund
Delaware VIP International Value Equity    JANUS ASPEN SERIES
Series                                     Janus Aspen Growth Portfolio
                                           T. ROWE PRICE INTERNATIONAL SERIES, INC.
                                           T. Rowe Price International Stock Portfolio


TAX TREATMENT

A Policy is generally subject to the same federal income tax treatment as a conventional fixed benefit life insurance policy. Under current tax law, to the extent there is no change in benefits, you will be taxed on Policy Value withdrawn from the Policy only to the extent that the amount withdrawn exceeds the total premiums paid. Withdrawals in excess of premiums paid will be treated as ordinary income. During the first 15 Policy years, however, an "interest first" rule applies to any distribution of cash that is required under
Section 7702 of the Internal Revenue Code because of a reduction in benefits under the Policy. Death Proceeds under the Policy are excludable from the gross income of the Beneficiary, but in some circumstances the Death Proceeds or the Policy Value may be subject to federal estate tax. See FEDERAL TAX CONSIDERATIONS -- "Taxation of the Policies."

A Policy offered by this Prospectus may be considered a "modified endowment contract" if it fails a "seven-pay" test. The Policy fails to satisfy the seven-pay test if the cumulative premiums paid under the Policy at any time during the first seven Policy years or within seven years of a material change in the Policy exceeds the sum of the net level premiums that would have been paid, had the Policy provided for paid-up future benefits after the payment of seven level annual premiums. If the Policy is considered a modified endowment contract, all distributions (including Policy loans, partial withdrawals, surrenders or assignments) will be taxed on an "income-first" basis. With certain exceptions, an additional 10% penalty will be imposed on the portion of any distribution that is includible in income. For more information, see FEDERAL TAX CONSIDERATIONS -- "Modified Endowment Contracts."

                            ------------------------

This Summary is intended to provide only a very brief overview of the more significant aspects of the Policy. The Prospectus and the Policy provide further detail. The Policy provides insurance protection for the named beneficiary. The Policy and its attached application or enrollment form are the entire agreement between you and the Company.

THE PURPOSE OF THE POLICY IS TO PROVIDE INSURANCE PROTECTION FOR THE BENEFICIARY. IT MAY NOT BE ADVANTAGEOUS TO PURCHASE FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE AS A REPLACEMENT FOR YOUR CURRENT LIFE INSURANCE, OR IF YOU ALREADY OWN A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY.

NO CLAIM IS MADE THAT THE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF A MUTUAL FUND.

                  DESCRIPTION OF THE COMPANY, THE VEL ACCOUNT,
                            AND THE UNDERLYING FUNDS

THE COMPANY


Allmerica Financial Life Insurance and Annuity Company ("Company") is a life insurance company organized under the laws of Delaware in July 1974. Its Principal Office is located at 440 Lincoln Street, Worcester, MA 01653, telephone 508-855-1000. The Company is subject to the laws of the state of Delaware governing insurance companies and to regulation by the Commissioner of Insurance of Delaware. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. As of December 31, 2001, the Company had over $17.9 billion in assets and over $26.9 billion of life insurance in force. The Company is a wholly owned subsidiary of First Allmerica Financial Life Insurance Company which, in turn, is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC").



The Company is an indirect wholly owned subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica") which, in turn, is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). First Allmerica, originally organized under the laws of Massachusetts in 1844 as a mutual life insurance company, is the fifth oldest life insurance company in America.


The Company is a charter member of the Insurance Marketplace Standards Association ("IMSA"). Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.

THE VEL ACCOUNT

The VEL Account was authorized by vote of the Board of Directors of the Company on April 2, 1987. The VEL Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve the supervision of its management or investment practices or policies of the VEL Account or the Company by the SEC.

The assets used to fund the variable portion of the Policies are set aside in the VEL Account, and are kept separate and apart from the general assets of the Company. Under Delaware law, assets equal to the reserves and other liabilities of the VEL Account may not be charged with any liabilities arising out of any other business of the Company. The VEL Account currently consists of 28 Sub-Accounts, of which 26 are available to the Policies. You may have allocations in up to 20 Sub-Accounts at one time. Each Sub-Account is administered and accounted for as part of the general business of the Company, but the income, capital gains or capital losses of each Sub-Account are allocated to such Sub-Account, without regard to other income, capital gains or capital losses of the Company or the other Sub-Accounts. Each Sub-Account invests exclusively in a corresponding Underlying Fund of one of the following investment companies:

    - Allmerica Investment Trust


    - Delaware VIP Trust


    - Fidelity Variable Insurance Products Fund

    - Fidelity Variable Insurance Products Fund II

    - Franklin Templeton Variable Insurance Products Trust

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    - INVESCO Variable Investment Funds, Inc.

    - Janus Aspen Series Inc.g

    - T. Rowe Price International Series, Inc.

THE UNDERLYING FUNDS

Each Underlying Fund pays a management fee to an investment manager or adviser for managing and providing services to the Underlying Fund. However, management fee waivers and/or reimbursements may be in effect for certain or all of the Underlying Funds. For specific information regarding the existence and effect of any waiver/reimbursements see "CHARGES OF THE UNDERLYING FUNDS" under the SUMMARY OF FEES AND CHARGES section. The prospectuses of the Underlying Funds also contain information regarding fees for advisory services and should be read in conjunction with this prospectus.


ALLMERICA INVESTMENT TRUST


Allmerica Investment Trust ("the Trust") is an open-end, diversified, management investment company registered with the SEC under the 1940 Act. The Trust was established as a Massachusetts business trust on October 11, 1984, for the purpose of providing a vehicle for the investment of assets of various separate accounts established by the Company or other insurance companies. Fourteen investment portfolios ("Funds") of AIT are currently available under the Contract.



Allmerica Financial Investment Management Services, Inc. ("AFIMS") serves as investment manager of the Trust. Under the Management Agreement with the Trust, AFIMS has entered into agreements with investment advisers ("Sub-Advisers") selected by AFIMS and Trustees in consultation with BARRA RogersCasey, Inc. ("BARRA RogersCasey"). Under each Sub-Adviser Agreement, the Sub-Adviser is authorized to engage in portfolio transactions on behalf of the Fund, subject to the Trustee's instructions. The Sub-Advisers (other than Allmerica Asset Management, Inc.) are not affiliated with the Company or the Trust.



DELAWARE VIP TRUST


Delaware VIP Trust ("Delaware VIP") is an open-end, diversified management investment company registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of Delaware VIP or its separate investment series. Delaware VIP was established to serve as an investment vehicle for various separate accounts supporting variable insurance contracts. One investment portfolio ("Series") is available under the Policy: Delaware VIP International Value Equity Series. The investment adviser for the Series is Delaware International Advisers Ltd. ("DIAL"). Shares of the Series are not offered to the general public but solely to separate accounts of life insurance companies.


FIDELITY VARIABLE INSURANCE PRODUCTS FUND
Fidelity Variable Insurance Products Fund ("Fidelity VIP"), managed by Fidelity Management & Research Company ("FMR"), is an open-end, diversified, management investment company organized as a Massachusetts business trust on November 13, 1981, and registered with the SEC under the 1940 Act. Four of its investment portfolios are available under the Policy: Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio, Fidelity VIP High Income Portfolio and Fidelity VIP Overseas Portfolio.

Various Fidelity companies perform certain activities required to operate VIP. FMR is one of America's largest investment management organizations, and has its principal business address at 82 Devonshire Street, Boston, Massachusetts. It is composed of a number of different companies which provide a variety of financial services and products. FMR is the original Fidelity company, founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services. The Portfolios of Fidelity VIP, as part of their operating expenses, pay a monthly management fee to FMR for managing

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investments and business affairs. The prospectus of Fidelity VIP contains additional information concerning the Portfolios, including information concerning additional expenses paid by the Portfolios, and should be read in conjunction with this Prospectus.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
Fidelity Variable Insurance Products Fund II ("Fidelity VIP II"), managed by FMR (see discussion under "Fidelity Variable Insurance Products Fund"), is an open-end, diversified, management investment company organized as a Massachusetts business trust on March 21, 1988 and is registered with the SEC under the 1940 Act. Two of its investment portfolios are available under the
Policy: the Fidelity VIP II Asset Manager Portfolio and the Fidelity VIP II Index 500 Portfolio.


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST


Franklin Templeton Variable Insurance Products Trust ("FT VIP") and the Funds' investment managers and their affiliates manage over $266.3 billion (as of December 31, 2001) in assets. In 1992, Franklin joined forces with Templeton, a pioneer in international investing. The Mutual Advisers organization became part of the Franklin Templeton organization four years later. Two of its investment portfolios are available under the Policy: FT VIP Franklin Large Cap Growth Securities Fund and FT VIP Franklin Small Cap Fund. The investment adviser to the FT VIP Franklin Large Cap Growth Securities Fund and FT VIP Franklin Small Cap Fund is Franklin Advisers, Inc.


INVESCO VARIABLE INVESTMENT FUNDS, INC.
INVESCO Variable Investment Funds, Inc. ("INVESCO VIF") is an open-end, diversified, no-load management investment company which was incorporated under the laws of Maryland on August 19, 1993. The investment adviser to the INVESCO VIF Health Sciences Fund is INVESCO Funds Group, Inc.

JANUS ASPEN SERIES

Janus Aspen Series ("Janus") is an open-end, management investment company registered with the SEC. It was organized as a Delaware Business trust on May 20, 1993. Janus Capital is the investment adviser of Janus Aspen. One of its investment portfolios is available under the Policy: Janus Aspen Growth Portfolio.



T. ROWE PRICE INTERNATIONAL SERIES, INC.


T. Rowe Price International Series, Inc. ("T. Rowe Price"), managed by T. Rowe Price International, Inc. ("Price-International"), is an open-end, diversified management investment company organized in 1994 as a Maryland Corporation, and is registered with the SEC under the 1940 Act. Price-International, the investment manager, was founded in 1979. Price-International is one of the largest no-load international mutual fund asset managers, with approximately $24.4 billion (as of December 31, 2001) under management in its offices in Baltimore, London, Tokyo, Hong Kong, Singapore and Buenos Aires and Paris. One of its investment portfolios is available under the Policy: T. Rowe Price International Stock Portfolio. An affiliate of Price-International, T. Rowe Price Associates, Inc. serves as Sub-Adviser to the AIT Select Capital Appreciation Fund.

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                       INVESTMENT OBJECTIVES AND POLICIES

A summary of investment objectives of each of the Underlying Funds is set forth below. The Underlying Funds are listed in alphabetical order within fund group. MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING FUNDS AND OTHER RELEVANT INFORMATION REGARDING THE UNDERLYING INVESTMENT COMPANIES MAY BE FOUND IN THEIR RESPECTIVE PROSPECTUSES, WHICH ACCOMPANY THIS PROSPECTUS AND SHOULD BE READ CAREFULLY BEFORE INVESTING. The statements of additional information of the Underlying Funds are available upon request. There can be no assurance that the investment objectives of the Underlying Funds can be achieved.

AIT CORE EQUITY FUND -- seeks to achieve long-term growth of capital through investments primarily in common stocks and securities convertible into common stocks that are believed to represent significant underlying value in relation to current market prices. Realization of current investment income, if any, is incidental to this objective.


AIT EQUITY INDEX FUND -- seeks to achieve investment results that correspond to the aggregate price and yield performance of a representative selection of common stocks that are publicly traded in the United States. The Equity Index Fund seeks to achieve its objective by attempting to replicate the aggregate price and yield performance of the Standard & Poor's Composite Index of 500 Stocks.


AIT GOVERNMENT BOND FUND -- seeks high income, preservation of capital and maintenance of liquidity, primarily through investments in debt instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and in related options, futures and repurchase agreements.

AIT MONEY MARKET FUND -- seeks to obtain maximum current income consistent with the preservation of capital and liquidity.

AIT SELECT AGGRESSIVE GROWTH FUND -- seeks above-average capital appreciation by investing primarily in common stocks of companies which are believed to have significant potential for capital appreciation.

AIT SELECT CAPITAL APPRECIATION FUND -- seeks long-term growth of capital. Realization of income is not a significant investment consideration, and any income realized on the Fund's investments will be incidental to its primary objective.

AIT SELECT EMERGING MARKETS FUND -- seeks long-term growth of capital by investing in the world's emerging markets.

AIT SELECT GROWTH AND INCOME FUND -- seeks a combination of long-term growth of capital and current income. The Fund will invest primarily in dividend-paying common stocks and securities convertible into common stocks.

AIT SELECT GROWTH FUND -- seeks to achieve long-term growth of capital by investing in a diversified portfolio consisting primarily of common stocks selected on the basis of their long-term growth potential.

AIT SELECT INTERNATIONAL EQUITY FUND -- seeks maximum long-term total return (capital appreciation and income) primarily by investing in common stocks of established non-U.S. companies.


AIT SELECT INVESTMENT GRADE INCOME FUND -- seeks as high a level of total return, which includes capital appreciation as well as income, as is consistent with prudent investment management.


AIT SELECT STRATEGIC GROWTH FUND -- seeks long-term capital appreciation.

AIT SELECT STRATEGIC INCOME FUND -- seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing in various types of fixed income securities.

AIT SELECT VALUE OPPORTUNITY FUND -- seeks long-term growth of capital by investing primarily in a diversified portfolio of common stocks of small and mid-size companies, whose securities at the time of purchase are considered by the Sub-Adviser to be undervalued.


DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES -- seeks long-term growth without undue risk to principal. Under normal circumstances, the Series will invest at least 80% of its net assets in equity securities. The Series invests primarily in issuers located outside the United States. This Series formerly was known as International Equity Series.



FIDELITY VIP EQUITY-INCOME PORTFOLIO -- seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio also will consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500. The Portfolio may invest in high-yielding, lower-rated fixed-income securities (commonly referred to as "junk bonds") which are subject to greater risk than investments in higher-rated securities.


FIDELITY VIP GROWTH PORTFOLIO -- seeks to achieve capital appreciation. The Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation also may be found in other types of securities, including bonds and preferred stocks.

FIDELITY VIP HIGH INCOME PORTFOLIO -- seeks to obtain a high level of current income, while also considering growth of capital.

FIDELITY VIP OVERSEAS PORTFOLIO -- seeks long-term growth of capital and provides a means for aggressive investors to diversify their own portfolios by participating in companies and economies outside of the United States.

FIDELITY VIP II ASSET MANAGER PORTFOLIO -- seeks high total return with reduced risk over the long term by allocating its assets among domestic and foreign stocks, bonds and short-term money market instruments.

FIDELITY VIP II INDEX 500 PORTFOLIO -- seeks investment results that correspond to the total return of a broad range of common stocks publicly traded in the United States, as represented by the S&P 500.


FT VIP FRANKLIN LARGE CAP GROWTH SECURITIES FUND -- seeks capital appreciation. Under normal market conditions, the Fund invests primarily in investments of large capitalization companies with market cap values within those of the top 50% of companies in the Russell 1000 Index, at the time of purchase.



FT VIP FRANKLIN SMALL CAP FUND -- seeks long-term capital growth. Under normal market conditions, the Fund invests primarily in investments of small capitalization companies with market cap values not exceeding (i) $1.5 billion; or (ii) the highest market capitalization value in the Russell 2000 Index, whichever is greater, at the time of purchase.



INVESCO VIF HEALTH SCIENCES FUND -- seeks capital growth.



JANUS ASPEN GROWTH PORTFOLIO -- seeks long-term growth of capital in a manner consistent with the preservation of capital.


T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO, INC. -- seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.

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CERTAIN UNDERLYING FUNDS HAVE SIMILAR INVESTMENT OBJECTIVES AND/OR POLICIES.
THEREFORE, TO CHOOSE THE SUB-ACCOUNTS WHICH BEST WILL MEET YOUR NEEDS AND OBJECTIVES, CAREFULLY READ THE PROSPECTUSES OF THE UNDERLYING FUNDS ALONG WITH THIS PROSPECTUS. IN SOME STATES, INSURANCE REGULATIONS MAY RESTRICT THE AVAILABILITY OF PARTICULAR SUB-ACCOUNTS.

If required in your state, in the event of a material change in the investment policy of a Sub-Account or the Underlying Fund in which it invests, you will be notified of the change. If you have Policy Value in that Sub-Account, the Company will transfer it without charge on Written Request by you to another Sub-Account or to the General Account. The Company must receive your Written Request within 60 days of the later of (1) the effective date of such change in the investment policy, or (2) the receipt of the notice of your right to transfer. You may then change your premium and deduction allocation percentages.

               ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

The Company reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts or that the Sub-Accounts may purchase. If the shares of any Underlying Fund are no longer available for investment or if in the Company's judgment further investment in any Underlying Fund should become inappropriate in view of the purposes of the VEL Account or the affected Sub-Account, the Company may redeem the shares of that Underlying Fund and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to a Policy interest in a Sub-Account without notice to the Policyowner and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. The VEL Account may, to the extent permitted by law, purchase other securities for other policies or permit a conversion between policies upon request by a Policyowner.

The Company also reserves the right to establish additional Sub-Accounts of the VEL Account, each of which would invest in shares corresponding to a new Underlying Fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, the Company may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Policyowners on a basis to be determined by the Company.

Shares of the Funds of the Trust are also issued to Separate Accounts of the Company and its affiliates which issue variable annuity contracts ("mixed funding"). Shares of the Underlying Funds are also issued to other unaffiliated insurance companies ("shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life Policyowners or variable annuity owners. Although the Company and the Underlying Funds do not currently foresee any such disadvantages to either variable life insurance Policyowners or variable annuity owners, the Company and the respective Trustees intend to monitor events in order to identify any material conflicts between such Policyowners and to determine what action, if any, should be taken in response thereto. If the Trustees were to conclude that separate funds should be established for variable life and variable annuity separate accounts, the Company will bear the attendant expenses.

If any of these substitutions or changes is made, the Company may by appropriate endorsement change the Policy to reflect the substitution or change and will notify Policyowners of all such changes. If the Company deems it to be in the best interest of Policyowners, and subject to any approvals that may be required under applicable law, the VEL Account or any Sub-Account(s) may be operated as a management company under the 1940 Act, may be deregistered under the 1940 Act if registration is no longer required, or may be combined with other Sub-Accounts or other Separate Accounts of the Company.

                                 VOTING RIGHTS

To the extent required by law, the Company will vote Underlying Fund shares held by each Sub-Account in accordance with instructions received from Policyowners with Policy Value in such Sub-Account. If the 1940 Act or any rules thereunder should be amended or if the present interpretation of the 1940 Act or such rules should change, and as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Policies, the Company reserves the right to do so.

Each person having a voting interest will be provided with proxy materials of the respective Underlying Fund together with an appropriate form with which to give voting instructions to the Company. Shares held in each Sub-Account for which no timely instructions are received will be voted in proportion to the instructions received from all persons with an interest in such Sub-Account furnishing instructions to the Company. The Company will also vote shares held in the VEL Account that it owns and which are not attributable to Policies in the same proportion.

The number of votes which a Policyowner has the right to instruct will be determined by the Company as of the record date established for the Underlying Fund. This number is determined by dividing each Policyowner's Policy Value in the Sub-Account, if any, by the net asset value of one share in the corresponding Underlying Fund in which the assets of the Sub-Account are invested.

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the Fund shares be voted so as (1) to cause a change in the subclassification or investment objective of one or more of the Funds, or (2) to approve or disapprove an investment advisory contract for the Funds. In addition, we may disregard voting instructions that are in favor of any change in the investment policies or in any investment adviser or principal underwriter if the change has been initiated by Policyowners or the Trustees. Our disapproval of any such change must be reasonable and, in the case of a change in investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise is inappropriate in light of the objectives and purposes of the Funds. In the event we do disregard voting instructions, a summary of and the reasons for that action will be included in the next periodic report to Policyowners.

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                                   THE POLICY


MARKET TIMERS



The Policies are not designed for use by individuals, professional market timing organizations, or other entities that do "market timing," programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of an Underlying Fund. These and similar activities may adversely affect an Underlying Fund's ability to invest effectively in accordance with its investment objectives and policies, and may harm other Policyowners. Accordingly, individuals and organizations that use market-timing investment strategies and make frequent transfers should not purchase the Policies.



In order to prevent "market timing" activities that may harm or disadvantage other Policyowners, the Company may (a) reject or restrict any specific purchase and transfer requests and (b) impose specific limitations with respect to market timers, including restricting transfers by market timers to certain Underlying Funds. In addition, some of the Underlying Funds have reserved the right to temporarily or permanently refuse purchase or transfer requests from the Company if, in the judgment of the Underlying Fund's investment adviser, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. Accordingly, the Company may not be in a position to effect certain transfers requested by market timers and may refuse such transfer requests without prior notice. The Company reserves the right to impose, without prior notice, restrictions on transfers that it determines, in its sole discretion, will disadvantage or potentially hurt the rights or interests of other Policyowners. If any of these actions are taken, the Company will notify the market timer as soon as practicable.


APPLYING FOR A POLICY

Upon receipt at its Principal Office of a completed application from a prospective Policyowner, the Company will follow certain insurance underwriting procedures designed to determine whether the proposed Insured is insurable. This process may involve such verification procedures as medical examinations, and may require that further information be provided by the proposed Policyowner before a determination of insurability can be made. A Policy cannot be issued until this underwriting procedure has been completed. The Company reserves the right to reject an application which does not meet the Company's underwriting guidelines, but in underwriting insurance, the Company shall comply with all applicable federal and state prohibitions concerning unfair discrimination.

When applying for a Policy, the proposed Insured may complete an application, which lists the proposed amount of insurance and indicates how much of that insurance is considered eligible for simplified underwriting. If the eligibility questions on the application are answered "Yes" and the application is returned within 30 days of the eligibility date, the Company will provide immediate coverage equal to the simplified underwriting amount. If the proposed Insured is in a standard premium class, any insurance in excess of the simplified underwriting amount will begin on the date the application and medical examinations, if any, are completed. If the proposed Insured cannot answer the eligibility questions "Yes" and if the proposed Insured is not a standard risk, insurance coverage will begin only after the Company (1) approves the application, (2) the Policy is delivered and accepted, and (3) the first premium is paid.

PREMIUMS HELD IN THE GENERAL ACCOUNT PENDING UNDERWRITING APPROVAL
Pending completion of insurance underwriting and Policy issuance procedures, the initial premium will be held in the Company's General Account. If the application is approved and the Policy is issued and accepted, the initial premium held in the General Account will be credited with interest not later than the date of receipt of the premium at the Company's Principal Office. IF A POLICY IS NOT ISSUED, THE PREMIUMS WILL BE RETURNED TO YOU WITHOUT INTEREST.

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FREE-LOOK PERIOD

The Policy provides for an initial "free-look" period. You may cancel the Policy by mailing or delivering the Policy to the Principal Office or an agent of the Company on or before the latest of:

    - 45 days after the application for the Policy is signed, or

    - 10 days after you receive the Policy (or, if required by state law, the longer period indicated in your Policy), or

    - 10 days after the Company mails or personally delivers a notice of withdrawal rights to you.

When you return the Policy, the Company will mail a refund to you within seven days. The refund of any premium paid by check, however, may be delayed until the check has cleared your bank.

Where required by state law, the refund will equal the premiums paid. In all other states, the refund will equal the sum of:

(1) the difference between the premiums, including fees and charges paid, and any amounts allocated to the VEL Account, plus

(2) the value of the amounts allocated to the VEL Account, plus

(3) any fees or charges imposed on the amounts allocated to the VEL Account.

The amount refunded in (1) above includes any premiums allocated to the General Account.

FREE LOOK WITH FACE AMOUNT INCREASES -- After an increase in the Face Amount, the Company will mail or personally deliver a notice of a "free look" with respect to the increase. You will have the right to cancel the increase before the latest of:

    - 45 days after the application for the increase is signed, or

    - 10 days after you receive the new specification pages issued for the increase, or

    - 10 days after the Company mails or delivers a notice of withdrawal rights to you.

Upon canceling the increase, you will receive a credit to your Policy Value of charges which would not have been deducted but for the increase. The amount to be credited will be refunded if you so request. The Company also will waive any Policy surrender charge calculated for the increase.

CONVERSION PRIVILEGES

Once during the first 24 months after the Date of Issue or after the effective date of an increase in Face Amount (assuming the Policy is in force), you may convert your Policy without evidence of insurability to a flexible premium adjustable life insurance Policy with fixed and guaranteed minimum benefits. Assuming that there have been no increases in the initial Face Amount, you can accomplish this within 24 months after the Date of Issue by transferring, without charge, the Policy Value in the VEL Account to the General Account and by simultaneously changing your premium allocation instructions to allocate future premium payments to the General Account. Within 24 months after the effective date of each increase, you can transfer, without charge, all or part of the Policy Value in the VEL Account to the General Account and simultaneously change your premium allocation instructions to allocate all or part of future premium payments to the General Account.

Where required by state law, and at your request, the Company will issue a flexible premium adjustable life insurance policy to you. The new policy will have the same Face Amount, issue Age, Date of Issue, and risk classifications as the original Policy.

PREMIUM PAYMENTS

Premium Payments are payable to the Company, and may be mailed to the Principal Office or paid through an authorized agent of the Company. All premium payments after the initial premium payment are credited to the VEL Account or General Account as of date of receipt at the Principal Office.

PREMIUM FLEXIBILITY
You may establish a schedule of planned premiums which will be billed by the Company at regular intervals. Failure to pay planned premiums, however, will not itself cause the Policy to lapse. You may also make unscheduled premium payments at any time prior to the Final Premium Payment Date or skip planned premium payments, subject to the maximum and minimum premium limitations described below. Therefore, unlike conventional insurance policies, a Policy does not obligate you to pay premiums in accordance with a rigid and inflexible premium schedule.

You may also elect to pay premiums by means of a monthly automatic payment ("MAP") procedure. Under a MAP procedure, amounts will be deducted each month, generally on the Monthly Payment Date, from your checking account and applied as a premium under a Policy. The minimum payment permitted under MAP is $50.

Premiums are not limited as to frequency and number. However, you may be required to provide evidence of insurability as a condition to our accepting any payment that would increase the Insurance Amount at Risk (the Sum Insured less the Policy Value). If evidence of insurability is required, the Company will return the payment to you and if your payment exceeds our maximum limit (defined below) the Company may not accept any additional payments which would increase the Insurance Amount at Risk and shall not provide any additional death benefit until (1) evidence of insurability for the Insured has been received by the Company and (2) the Company has notified you that the Insured is in a satisfactory underwriting class. You may then make payments that increase the Insurance Amount at Risk for 60 days (but not later than the Final Payment Date) following the date of such notification by the Company.

However, no premium payment may be less than $100, however, without the Company's consent. Moreover, premium payments must be sufficient to cover the next Monthly Deduction plus loan interest accrued, or the Policy may lapse. See POLICY TERMINATION AND REINSTATEMENT.

The Company may limit the maximum payment received in any certificate year but in no event will the limit be less than the maximum Level Premium shown in the certificate. In no event may the total of all premiums paid exceed the current maximum premium limitations set forth in the Policy, which are required by federal tax laws. These maximum premium limitations will change whenever there is any change in the Face Amount, the addition or deletion of a rider, or a change in the Sum Insured Option. If a premium is paid which would result in total premiums exceeding the current maximum premium limitations, the Company will accept only that portion of the premiums which will make total premiums equal the maximum. Any part of the premiums in excess of that amount will be returned and no further premiums will be accepted until allowed by the current maximum premium limitation prescribed by Internal Revenue Service ("IRS") rules. Notwithstanding the current maximum premium limitations, however, the Company will accept a premium which is needed in order to prevent a lapse of the Policy during a Policy year. See POLICY TERMINATION AND REINSTATEMENT.

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PAID-UP INSURANCE OPTION

Upon Written Request, a Policyowner may exercise a paid-up insurance option. Paid-up life insurance is fixed insurance, usually having a reduced face amount, for the lifetime of the insured with no further premiums due. If the Policyowner elects this option, certain Policyowner rights and benefits may be limited.

The paid-up fixed insurance will be in the amount, up to the Face Amount of the Policy, that the surrender value of the Policy can purchase for a net single premium at the Insured's Age and underwriting class on the date this option is elected. The Company will transfer any Policy Value in the Variable Account to the General Account on the date it receives the Written Request to elect the option. If the surrender value exceeds the net single premium necessary for the fixed insurance, the Company will pay the excess to the Policyowner. The net single premium is based on the Commissioners 1980 Standard Ordinary Mortality Table, Smoker or Non-Smoker, Male, Female (or Table B for unisex Policies) with increases in the tables for non-standard risks. Interest will not be less than 4.5%.

IF THE PAID-UP INSURANCE OPTION IS ELECTED, THE FOLLOWING
POLICYOWNER RIGHTS AND BENEFITS WILL BE AFFECTED:

    - As described above, the paid-up insurance benefit is computed differently from the net death benefit, and the Sum Insured options will not apply.

    - The Company will transfer the Policy Value in the Variable Account to the General Account on the date it receives the Written Request to elect the option. The Company will not allow transfers of Policy Value from the General Account back to the Variable Account.

    - The Policyowner may not make further payments.

    - The Policyowner may not increase or decrease the Face Amount or make partial withdrawals.

    - Riders will continue only with the Company's consent.

After electing paid-up fixed insurance, the Policyowner may surrender the Policy for its net cash value. The cash value is equal to the net single premium for paid-up insurance at the Insured's attained age. The net cash value is the cash value less any outstanding loans.

ALLOCATION OF NET PREMIUMS

The Net Premium equals the premium paid less the premium tax charge. In the application for a Policy, you indicate the initial allocation of Net Premiums among the General Account and the Sub-Accounts of the VEL Account. You may allocate premiums to one or more Sub-Accounts, but may not have Policy Value in more than twenty Sub-Accounts at any one time. The minimum amount which may be allocated to a Sub-Account is 1% of Net Premium paid. Allocation percentages must be in whole numbers (for example, 33 1/3% may not be chosen), and must total 100%.

FUTURE CHANGES ALLOWED

You may change the allocation of future Net Premiums at any time pursuant to Written Request or telephone request. If the Policyowner elects allocation changes by telephone, a properly completed authorization form must be on file before telephone requests will be honored. An allocation change will be effective as of the date of receipt of the notice at the Principal Office. No charge is currently imposed for changing premium allocation instructions. The Company reserves the right to impose such a charge in the future, but guarantees that the charge will not exceed $25.

INVESTMENT RISK
The Policy Value in the Sub-Accounts will vary with their investment experience; you bear this investment risk. The investment performance may affect the Death Proceeds as well. Policyowners should periodically review their allocations of premiums and Policy Value in light of market conditions and overall financial planning requirements.

TRANSFER PRIVILEGE


Subject to the Company's then current rules, you may transfer the Policy Value among the Sub-Accounts or between a Sub-Account and the General Account. However, the Policy Value held in the General Account to secure a Policy loan may not be transferred.



All requests for transfers must be made to the Principal Office. The amount transferred will be based on the Policy Value in the Account(s) next computed after receipt of the transfer order. The Company will make transfers pursuant to written or telephone requests. As discussed below, a properly completed authorization form must be on file at the Principal Office before telephone requests will by honored.


TELEPHONE REQUESTS

If the Policyowner elects telephone transactions, a properly completed authorization form must be on file before telephone requests will be honored. The Company and its agents and affiliates will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others things, requiring some form of personal identification prior to acting upon instructions received by telephone. All transfer instructions by telephone are tape recorded. The Company reserves the right to modify or discontinue this privilege at any time without prior notice.



The Company cannot guarantee that you will always be able to reach us to complete a telephone transaction. Under these circumstances, you should submit your request in writing or other form acceptable to us.


TRANSFER PRIVILEGE SUBJECT TO POSSIBLE LIMITS
The transfer privilege is subject to the Company's consent. The Company reserves the right to impose limitations on transfers including, but not limited to:

    - the minimum or maximum amount that may be transferred,

    - the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account,

    - the minimum period of time between transfers, and

    - the maximum number of transfers in a period.

Currently, transfers to and from the General Account are permitted only if:

    - there has been at least a 90-day period since the last transfer from the General Account, and

    - the amount transferred from the General Account in each transfer does not exceed the lesser of $100,000 or 25% of the Accumulated Value under the Policy.

Currently, the first 12 transfers in a Policy year will be free of any charge. Thereafter, a $10 transfer charge will be deducted from the amount transferred for each transfer in that Policy year. The Company may increase or decrease this charge, but it is guaranteed never to exceed $25. Any transfers made with respect to a conversion privilege, Policy loan or material change in investment policy will not count towards the 12 free transfers.

These rules are subject to change by the Company.

DOLLAR-COST AVERAGING OPTION AND AUTOMATIC REBALANCING OPTION
You may have automatic transfers of at least $100 a month made on a periodic basis:

    - from the Sub-Accounts which invest in the AIT Money Market Fund and AIT Government Bond Fund, respectively, to one or more of the other Sub-Accounts ("Dollar-Cost Averaging Option"), or

    - to reallocate Policy Value among the Sub-Accounts ("Automatic Rebalancing Option").

Automatic transfers may be made on a monthly, bi-monthly, quarterly, semi-annual or annual schedule. The first automatic transfer counts as one transfer towards the 12 free transfers allowed in each Policy year; each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made free of charge.

Generally, all transfers will be processed on the 15th of each scheduled month. If the 15th is not a business day, however, or is the Monthly Payment Date, the automatic transfer will be processed on the next business day.

The Dollar-Cost Averaging Option and the Automatic Rebalancing Option may not be in effect at the same time.


DEATH PROCEEDS


As long as the Policy remains in force (see POLICY TERMINATION AND REINSTATEMENT), the Company will, upon due proof of the Insured's death, pay the Death Proceeds of the Policy to the named Beneficiary. The Company normally will pay the Death Proceeds within seven days of receiving due proof of the Insured's death, but the Company may delay payments under certain circumstances. See OTHER POLICY PROVISIONS -- "Postponement of Payments." The Death Proceeds may be received by the Beneficiary in a lump sum or under one or more of the payment options the Company offers. See APPENDIX B -- PAYMENT OPTIONS. The Death Proceeds payable depends on the current Face Amount and the Sum Insured Option that is in effect on the date of death. Prior to the Final Premium Payment Date, the Death Proceeds are: (1) The Sum Insured provided under Option 1, Option 2, or Option 3, whichever is in effect on the date of death; plus (2) any additional insurance on the Insured's life that is provided by rider; minus
(3) any outstanding Debt, any partial withdrawals and partial withdrawal charges, and any Monthly Deductions due and unpaid through the Policy month in which the Insured dies. After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Policy. The amount of Death Proceeds payable will be determined as of the date the Company receives due proof of the Insured's death for Option 2 and date of death for Options 1 and 3.

GUIDELINE PREMIUM TEST AND CASH VALUE ACCUMULATION TEST

Federal tax law requires a minimum death benefit in relation to cash value for a Policy to qualify as life insurance. Under current federal tax law, either the Guideline Premium Test or the Cash Value Accumulation Test can be used to determine if a Policy complies with the definition of "life insurance" in
Section 7702 of the Code. At the time of application, the employer may elect either of the tests. THE CASH VALUE ACCUMULATION TEST MAY NOT BE AVAILABLE IN ALL STATES.

There are two main differences between the Guideline Premium Test and the Cash Value Accumulation Test. First, the Guideline Premium Test limits the amount of premium that may be paid into a Policy, while no such limits apply under the Cash Value Accumulation Test. Second, the factors that determine the minimum Sum Insured relative to the Policy Value are different. Required increases in the minimum Sum Insured due to growth in Policy Value will generally be greater under the Cash Value Accumulation Test than under the Guideline Premium Test.

The Guideline Premium Test limits the amount of premiums payable under a Policy to a certain amount for an insured of a particular age and sex. Under the Guideline Premium Test, the Policyowner may choose between Sum Insured Option 1 and Option 2, as described below. After issuance of the Policy, the Policyowner may change the selection from Option 1 to Option 2 or vice versa. The Cash Value Accumulation Test requires that the Sum Insured must be sufficient so that the cash Surrender Value, as defined in Section 7702, does not at any time exceed the net single premium required to fund the future benefits under the Policy. In the event the maximum premium limit applies, we reserve the right to obtain evidence of insurability which is satisfactory to us as a condition to accepting excess premium. If the Cash Value Accumulation Test is chosen by the employer, ONLY Sum Insured Option 3 will apply. Sum Insured Option 1 and Option 2 are NOT available under the Cash Value Accumulation Test.

ELECTION OF SUM INSURED OPTIONS

If the Guideline Premium Test is chosen by the employer, the Policyowner may choose between Sum Insured Option 1 or Option 2. The Policyowner may designate the desired Sum Insured Option in the application form, and may change the option once per Policy year by Written Request. There is no charge for a change in option.

Option 3 is available only under the Cash Value Accumulation Test, described above.

OPTION 1 -- LEVEL SUM INSURED
Under Option 1, the Sum Insured is equal to the greater of Face Amount or the Minimum Sum Insured, as set forth in the table below. Under Option 1, the Sum Insured will remain level unless the Minimum Sum Insured is greater than the Face Amount, in which case the Sum Insured will vary as the Policy Value varies. Option 1 will offer the best opportunity for the Policy Value under a Policy to increase without increasing the Death Proceeds as quickly as it might under the other options. The Sum Insured will never go below the Face Amount.

OPTION 2 -- ADJUSTABLE SUM INSURED
Under Option 2, the Sum Insured is equal to the greater of the Face Amount plus the Policy Value or the Minimum Sum Insured, as set forth in the table below. The Sum Insured will, therefore, vary as the Policy Value changes, but will never be less than the Face Amount. Option 2 will offer the best opportunity for the Policyowner who would like to have an increasing Sum Insured as early as possible. The Sum Insured will increase whenever there is an increase in the Policy Value and will decrease whenever there is a decrease in the Policy Value, but will never go below the Face Amount.

OPTION 3 -- LEVEL SUM INSURED WITH CASH VALUE ACCUMULATION TEST
Under Option 3, the Sum Insured will equal the Face Amount, unless the Policy Value, multiplied by the applicable Option 3 Sum Insured Factor, gives a higher Sum Insured. A complete list of Option 3 Sum Insured Factors is set forth in the Policy. The applicable Sum Insured Factor depends upon the sex, risk classification, and then-attained age of the insured. The Sum Insured Factor decreases slightly from year to year as the attained age of the insured increases. Option 3 will offer the best opportunity for the Policyowner who is looking for an increasing Sum Insured in later Policy years and/or would like to fund the Policy at the "seven-pay" limit for the full seven years. When the Policy Value multiplied by the applicable Sum Insured Factor exceeds the Face Amount, the Sum Insured will increase whenever there is an increase in the Policy Value and will decrease whenever there is a decrease in the Policy Value, but will never go below the Face Amount. OPTION 3 MAY NOT BE AVAILABLE IN ALL STATES.

GUIDELINE MINIMUM SUM INSURED UNDER OPTION 1 AND OPTION 2
The Guideline Minimum Sum Insured under Option 1 or Option 2 is equal to a percentage of the Policy Value as set forth below. The Guideline Minimum Sum Insured is determined in accordance with the Code regulations to ensure that the Policy qualifies as a life insurance contract and that the insurance proceeds may be excluded from the gross income of the Beneficiary.

                      GUIDELINE MINIMUM SUM INSURED TABLE
                            (OPTION 1 AND OPTION 2)

                      Age of Insured                        Percentage of
                     on Date of Death                       Policy Value
                     ----------------                       ------------
    40 and under..........................................      250%
    45....................................................      215%
    50....................................................      185%
    55....................................................      150%
    60....................................................      130%
    65....................................................      120%
    70....................................................      115%
    75....................................................      105%
    80....................................................      105%
    85....................................................      105%
    90....................................................      105%
    95 and above..........................................      100%

For the Ages not listed, the progression between the listed Ages is linear.

For any Face Amount, the amount of the Sum Insured, and thus the Death Proceeds, will be greater under Option 2 than under Option 1, since the Policy Value is added to the specified Face Amount and included in the Death Proceeds only under Option 2. However, the cost of insurance included in the Monthly Deduction will be greater, and thus the rate at which Policy Value will accumulate will be slower, under Option 2 than under Option 1. See "CHARGES AND DEDUCTIONS -- Monthly Deduction from Policy Value."

If you desire to have premium payments and investment performance reflected in the amount of the Sum Insured, you should choose Option 2. If you desire premium payments and investment performance reflected to the maximum extent in the Policy Value, you should select Option 1.

ILLUSTRATIONS
For the purposes of the following illustrations, assume that the Insured is under the Age of 40 and that there is no outstanding Debt.

ILLUSTRATION OF OPTION 1 -- Under Option 1, the Face Amount of the Policy generally will equal the Sum Insured. If at any time, however, the Policy Value multiplied by the applicable percentage is less than the Face Amount, the Sum Insured will equal the Face Amount of the Policy.

For example, a Policy with a $50,000 Face Amount will generally have a Sum Insured equal to $50,000. Because the Sum Insured must be equal to or greater than 250% of Policy Value, however, if at any time the Policy Value exceeds $20,000, the Sum Insured will exceed the $50,000 Face Amount. In this example, each additional dollar of Policy Value above $20,000 will increase the Sum Insured by $2.50. For example, a Policy with a Policy Value of $35,000 will have a Guideline Minimum Sum Insured of $87,500 ($35,000 X 2.50); Policy Value of $40,000 will produce a Guideline Minimum Sum Insured of $100,000 ($40,000 X 2.50); and Policy Value of $50,000 will produce a Guideline Minimum Sum Insured of $125,000 ($50,000 X 2.50).

Similarly, so long as Policy Value exceeds $20,000, each dollar taken out of Policy Value will reduce the Sum Insured by $2.50. If, for example, the Policy Value is reduced from $25,000 to $20,000 (because of partial withdrawals, charges or negative investment performance), the Sum Insured will be reduced from $62,500 to $50,000.

The applicable percentage becomes lower as the Insured's Age increases. If the Insured's Age in the above example were, for example, 50 (rather than between 0 and 40), the applicable percentage would be 185%. The Sum Insured would not exceed the $50,000 Face Amount unless the Policy Value exceeded $27,027 (rather than $20,000), and each dollar then added to or taken from Policy Value would change the Sum Insured by $1.85.

ILLUSTRATION OF OPTION 2 -- Under Option 2, the Sum Insured is generally equal to the Face Amount of the Policy plus the Policy Value. The Sum Insured under Option 2, however, always will be the greater of:

    - the Face Amount plus Policy Value; or

    - the Policy Value multiplied by the applicable percentage from the Guideline Minimum Sum Insured Table.

For example, a Policy with a Face Amount of $50,000 and with Policy Value of $5,000 will produce a Sum Insured of $55,000 ($50,000 + $5,000). Policy Value of $10,000 will produce a Sum Insured of $60,000 ($50,000 + $10,000); Policy Value of $25,000 will produce a Sum Insured of $75,000 ($50,000 + $25,000). According to the Guideline Minimum Sum Insured Table, however, the Sum Insured for the example must be at least 250% of the Policy Value. Therefore, if the Policy Value is greater than $33,333, 250% of that amount will be the required Sum Insured, which will be greater than the Face Amount plus Policy Value. In this example, each additional dollar of Policy Value above $33,333 will increase the Sum Insured by $2.50. For example, if the Policy Value is $35,000, the Guideline Minimum Sum Insured will be $87,500 ($35,000 X 2.50); Policy Value of $40,000 will produce a Guideline Minimum Sum Insured of $100,000 ($40,000 X 2.50); and Policy Value of $50,000 will produce a Guideline Minimum Sum Insured of $125,000 ($50,000 X 2.50).

Similarly, if the Policy Value exceeds $33,333, each dollar taken out of the Policy Value will reduce the Sum Insured by $2.50. If, for example, the Policy Value is reduced from $45,000 to $40,000 because of partial withdrawals, charges or negative investment performance, the Sum Insured will be reduced from $112,500 to $100,000. If at any time, however, Policy Value multiplied by the applicable percentage is less than the Face Amount plus Policy Value, then the Sum Insured will be the current Face Amount plus the Policy Value.

The applicable percentage becomes lower as the Insured's Age increases. If the Insured's Age in the above example were 50, the Sum Insured must be at least
1.85 times the Policy Value. The amount of the Sum Insured would be the sum of the Policy Value plus $50,000 unless the Policy Value exceeded $58,824 (rather than $33,000). Each dollar added to or subtracted from the Policy would change the Sum Insured by $1.85.

CHANGE IN SUM INSURED OPTION

Generally, if Sum Insured Option 1 or Option 2 is in effect, the Sum Insured Option in effect may be changed once each Policy year by sending a Written Request for change to the Principal Office. Changing Sum Insured Options will not require Evidence of Insurability. The effective date of any such change will be the Monthly Payment Date on or following the date of receipt of the request. No charges will be imposed on changes in Sum Insured Options. IF OPTION 3 IS IN EFFECT, YOU MAY NOT CHANGE TO EITHER OPTION 1 OR OPTION 2.

CHANGE FROM OPTION 1 TO OPTION 2
If the Sum Insured Option is changed from Option 1 to Option 2, the Face Amount will be decreased to equal the Sum Insured less the Policy Value on the effective date of the change. This change may not be made if it would result in a Face Amount less than $40,000. A change from Option 1 to Option 2 will not alter the amount of the Sum Insured at the time of the change, but will affect the determination of the Sum Insured from that point on. Because the Policy Value will be added to the new specified Face Amount, the Sum Insured will vary with the Policy Value. Thus, under Option 2, the Insurance Amount at Risk will always equal the Face Amount unless the Guideline Minimum Sum Insured is in effect. The cost of insurance may also be higher or lower than it otherwise would have been without the change in Sum Insured Option. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Policy Value."

CHANGE FROM OPTION 2 TO OPTION 1
If the Sum Insured Option is changed from Option 2 to Option 1, the Face Amount will be increased to equal the Sum Insured which would have been payable under Option 2 on the effective date of the change (i.e., the Face Amount immediately prior to the change plus the Policy Value on the date of the change). The amount of the Sum Insured will not be altered at the time of the change. The change in option will affect the determination of the Sum Insured from that point on, however, since the Policy Value will no longer be added to the Face Amount in determining the Sum Insured; the Sum Insured will equal the new Face Amount (or, if higher, the Guideline Minimum Sum Insured). The cost of insurance may be higher or lower than it otherwise would have been since any increases or decreases in Policy Value will, respectively, reduce or increase the Insurance Amount at Risk under Option 1. Assuming a positive net investment return with respect to any amounts in the VEL Account, changing the Sum Insured Option from Option 2 to Option 1 will reduce the Insurance Amount at Risk and, therefore, the cost of insurance charge for all subsequent Monthly Deductions, compared to what such charge would have been if no such change were made.

A change in Sum Insured Option may result in total premiums paid exceeding the then current maximum premium limitation determined by IRS rules. In such event, the Company will pay the excess to the Policyowner. See THE POLICY -- "Premium Payments."

CHANGE IN FACE AMOUNT

Subject to certain limitations, you may increase or decrease the specified Face Amount of a Policy at any time by submitting a Written Request to the Company. Any increase or decrease in the specified Face Amount requested by you will become effective on the Monthly Payment Date on or next following the date of receipt of the request at the Principal Office or, if Evidence of Insurability is required, the date of approval of the request.

INCREASES IN THE FACE AMOUNT
Along with the Written Request for an increase, you must submit satisfactory Evidence of Insurability. The consent of the Insured may also be required if the Face Amount is increased. A request for an increase in Face Amount may not be less than $10,000. You may not increase the Face Amount after the Insured reaches Age 80. An increase must be accompanied by an additional premium if the Policy Value is less than $50 plus an amount equal to the sum of two Monthly Deductions. On the effective date of each increase in Face Amount, a transaction charge of $40 will be deducted from Policy Value for administrative costs. The effective date of the increase will be the first Monthly Payment Date on or following the date all of the conditions for the increase are met.

An increase in the Face Amount generally will affect the Insurance Amount at Risk and may affect the portion of the Insurance Amount at Risk included in various Premium Classes (if more than one Premium Class applies), both of which may affect the monthly cost of insurance charges. A surrender charge will also be calculated for the increase. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Policy Value" and "Surrender Charge."

After increasing the Face Amount, you will have the right (1) during a free-look period, to have the increase canceled and the charges which would not have been deducted but for the increase will be credited to the Policy, and (2) during the first 24 months following the increase, to transfer any or all Policy Value to the

General Account free of charge. See THE POLICY -- "Free-Look Period" and "Conversion Privileges." A refund of charges which would not have been deducted but for the increase will be made at your request.

DECREASES IN THE FACE AMOUNT
The minimum amount for a decrease in Face Amount is $10,000. By current Company practice, the Face Amount in force after any decrease may not be less than $50,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitation applicable under IRS rules, the decrease may be limited or Policy Value may be returned to the Policyowner (at your election) to the extent necessary to meet the requirements. A return of Policy Value may result in tax liability to you.

A decrease in the Face Amount will affect the total Insurance Amount at Risk and the portion of the Insurance Amount at Risk covered by various Premium Classes, both of which may affect a Policyowner's monthly cost of insurance charges. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Policy Value." For purposes of determining the cost of insurance charge, any decrease in the Face Amount will reduce the Face Amount in the following order: (1) the Face Amount provided by the most recent increase; (2) the next most recent increases successively; and
(3) the initial Face Amount. This order will also be used to determine whether a surrender charge will be deducted and in what amount. If the Face Amount is decreased while the "Payor Provisions" apply (see POLICY TERMINATION AND REINSTATEMENT -- "Termination"), the above order may be modified to determine the cost of insurance charge. In such case, you may reduce or eliminate any Face Amount for which you are paying the insurance charges on a last-in, first-out basis before you reduce or eliminate amounts of insurance which are paid by the Payor.

If you request a decrease in the Face Amount, the amount of any surrender charge deducted will reduce the current Policy Value. You may specify one Sub-Account from which the surrender charge will be deducted. If no specification is provided, the Company will make a Pro-Rata Allocation. The current surrender charge will be reduced by the amount deducted. See CHARGES AND DEDUCTIONS -- "Surrender Charge."

POLICY VALUE AND SURRENDER VALUE

The Policy Value is the total amount available for investment, and is equal to the sum of the accumulation in the General Account and the value of the Accumulation Units in the Sub-Accounts. The Policy Value is used in determining the Surrender Value (the Policy Value less any Debt and any surrender charge). See THE POLICY -- "Surrender." There is no guaranteed minimum Policy Value. Because Policy Value on any date depends upon a number of variables, it cannot be predetermined.

Policy Value and Surrender Value will reflect frequency and amount of Net Premiums paid, interest credited to accumulations in the General Account, the investment performance of the chosen Sub-Accounts, any partial withdrawals, any loans, any loan repayments, any loan interest paid or credited, and any charges assessed in connection with the Policy.

CALCULATION OF POLICY VALUE
The Policy Value is determined first on the Date of Issue and thereafter on each Valuation Date. On the Date of Issue, the Policy Value will be the Net Premiums received, plus any interest earned during the underwriting period when premiums are held in the General Account (before being transferred to the VEL Account; see THE POLICY -- "Applying for a Policy") less any Monthly Deductions due. On each Valuation Date after the Date of Issue the Policy Value will be:

    (1) the aggregate of the values in each of the Sub-Accounts on the Valuation Date, determined for each Sub-Account by multiplying the value of an Accumulation Unit in that Sub-Account on that date by the number of such Accumulations Units allocated to the Policy; plus

    (2) the value in the General Account (including any amounts transferred to the General Account with respect to a loan).

Thus, the Policy Value is determined by multiplying the number of Accumulation Units in each Sub-Account by the value of the applicable Accumulation Units on the particular Valuation Date, adding the products, and adding the amount of the accumulations in the General Account, if any.

THE ACCUMULATION UNIT
Each Net Premium is allocated to the Sub-Account(s) selected by you. Allocations to the Sub-Accounts are credited to the Policy in the form of Accumulation Units. Accumulation Units are credited separately for each Sub-Account.

The number of Accumulation Units of each Sub-Account credited to the Policy is equal to the portion of the Net Premium allocated to the Sub-Account, divided by the dollar value of the applicable Accumulation Unit as of the Valuation Date the payment is received at the Principal Office. The number of Accumulation Units will remain fixed unless changed by a subsequent split of Accumulation Unit value, transfer, partial withdrawal or surrender. In addition, if the Company is deducting the Monthly Deduction or other charges from a Sub-Account, each such deduction will result in cancellation of a number of Accumulation Units equal in value to the amount deducted.

The dollar value of an Accumulation Unit of each Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account. That experience, in turn, will reflect the investment performance, expenses and charges of the respective Underlying Fund. The value of an Accumulation Unit was set at $1.00 on the first Valuation Date for each Sub-Account. The dollar value of an Accumulation Unit on a given Valuation Date is determined by multiplying the dollar value of the corresponding Accumulation Unit as of the immediately preceding Valuation Date by the appropriate net investment factor.

NET INVESTMENT FACTOR
The net investment factor measures the investment performance of a Sub-Account of the VEL Account during the Valuation Period just ended. The net investment factor for each Sub-Account is equal to 1.0000 plus the number arrived at by dividing (1) by (2) and subtracting (3) from the result, where

    (1) is the investment income of that Sub-Account for the Valuation Period, plus capital gains, realized or unrealized, credited during the Valuation Period; minus capital losses, realized or unrealized, charged during the Valuation Period; adjusted for provisions made for taxes, if any;

    (2) is the value of that Sub-Account's assets at the beginning of the Valuation Period; and

    (3) is a charge for each day in the Valuation Period equal to 0.50% on an annual basis of the daily net asset value of that Sub-Account for mortality and expense risks. This charge may be increased or decreased by the Company, but may not exceed 0.90%.

The net investment factor may be greater or less than one. Therefore, the value of an Accumulation Unit may increase or decrease. You bear the investment risk.

Allocations to the General Account are not converted into Accumulation Units, but are credited interest at a rate periodically set by the Company. See MORE INFORMATION ABOUT THE GENERAL ACCOUNT.

PAYMENT OPTIONS

During the Insured's lifetime, you may arrange for the Death Proceeds to be paid in a single sum or under one or more of the available payment options. The payment options currently available are described in APPENDIX B -- PAYMENT OPTIONS. These choices are also available at the Final Premium Payment Date and if the Policy is surrendered. The Company may make more payment options available in the future. If no election is made, the Company will pay the Death Proceeds in a single sum. When the Death Proceeds are payable in a single sum, the Beneficiary may, within one year of the Insured's death, select one or more of the payment options, if no payments have yet been made.

OPTIONAL INSURANCE BENEFITS

Subject to certain requirements, one or more of the optional insurance benefits described in APPENDIX A -- OPTIONAL BENEFITS may be added to a Policy by rider. The cost of any optional insurance benefits will be deducted as part of the Monthly Deduction. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Policy Value."

SURRENDER

You may at any time surrender the Policy and receive its Surrender Value. The Surrender Value is the Policy Value, less Debt and applicable surrender charges. The Surrender Value will be calculated as of the Valuation Date on which a Written Request for surrender and the Policy are received at the Principal Office. A surrender charge will be deducted when a Policy is surrendered if less than ten full Policy years have elapsed from the Date of Issue of the Policy or from the effective date of any increase in Face Amount. See CHARGES AND DEDUCTIONS -- "Surrender Charge."

The proceeds on surrender may be paid in a single lump sum or under one of the payment options described in APPENDIX B -- PAYMENT OPTIONS. The Company normally will pay the Surrender Value within seven days following the Company's receipt of the surrender request, but the Company may delay payment under the circumstances described in OTHER POLICY PROVISIONS -- "Postponement of Payments." For important tax consequences which may result from surrender see FEDERAL TAX CONSIDERATIONS.

PARTIAL WITHDRAWAL

Any time after the first Policy year, you may withdraw a portion of the Surrender Value of your Policy, subject to the limits stated below, upon Written Request filed at the Principal Office. The Written Request must indicate the dollar amount you wish to receive and the Accounts from which such amount is to be withdrawn. You may allocate the amount withdrawn among the Sub-Accounts and the General Account. If you do not provide allocation instructions, the Company will make a Pro-Rata Allocation. Each partial withdrawal must be in a minimum amount of $500. Under Option 1 or Option 3, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $40,000.

A partial withdrawal from a Sub-Account will result in the cancellation of the number of Accumulation Units equivalent in value to the amount withdrawn. The amount withdrawn equals the amount requested by you plus the transaction charge and any applicable partial withdrawal charge as described under CHARGES AND DEDUCTIONS -- "Charges on Partial Withdrawal." The Company will normally pay the amount of the partial withdrawal within seven days following the Company's receipt of the partial withdrawal request, but the Company may delay payment under certain circumstances described in OTHER POLICY PROVISIONS -- "Postponement of Payments." For important tax consequences which may result from partial withdrawals, see FEDERAL TAX CONSIDERATIONS.

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                             CHARGES AND DEDUCTIONS

Charges will be deducted in connection with the Policy to compensate the Company for providing the insurance benefits set forth in the Policy and any additional benefits added by rider, administering the Policy, incurring distribution expenses, and assuming certain risks in connection with the Policies. Each of the charges identified as an administrative charge is intended to reimburse the Company for actual administrative costs incurred, and is not intended to result in a profit to the Company.

The Company may waive or reduce the premium tax charge, administrative charges, surrender charge, or 5% partial withdrawal charge, and will not pay commissions on Policies where the Insured, as of the date of application, is within the following class of individuals:

       All employees of First Allmerica and its affiliates and subsidiaries located at First Allmerica's home office (or at off-site locations if such employees are on First Allmerica's home office payroll); all directors of First Allmerica and its affiliates and subsidiaries; all retired employees of First Allmerica and its affiliates and subsidiaries eligible under the Pension Plans of First Allmerica or of its affiliates or any successor plan; all General Agents, agents and field staff of First Allmerica; and all spouses, children, siblings, parents and grandparents of any individuals identified above, who reside in the same household.

Certain of the charges and deductions described below may be reduced for Policies issued in connection with a specific group in accordance with the Company's rules in effect as of the date of an application. To qualify for a reduction, a group must satisfy certain criteria such as the size of the group, expected number of participants and anticipated premium payments from the group. Generally, the sales contacts and effort, administrative costs and mortality costs vary based on such factors as the size of the group, the purposes for which the Policies are purchased and certain characteristics of the group's members. The amount of reduction and the criteria for qualification will reflect in the reduced sales effort and administrative costs resulting from, and the different mortality experience expected as a result of, sales to qualifying groups. The Company may modify both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Policyowners and all other Policyowners who purchase a Policy.

STATE PREMIUM TAX

A charge for state and local premium taxes (if any) is deducted from each premium payment. State premium taxes generally range from 0.75% to 5%, while local premium taxes (if any) vary by jurisdiction within a state. The premium tax charge will change when either the applicable jurisdiction changes or the tax rate within the applicable jurisdiction changes. The Company should be notified of any change in address of the Insured as soon as possible.

MONTHLY DEDUCTION FROM POLICY VALUE

Prior to the Final Premium Payment Date, a Monthly Deduction from Policy Value will be made to cover a charge for the cost of insurance, a charge for any optional insurance benefits added by rider and a monthly administrative charge. The cost of insurance charge and the monthly administrative charges are discussed below. The Monthly Deduction on or following the effective date of a requested increase in the Face Amount will also include a $40 administrative charge for the increase. See THE POLICY -- "Change in Face Amount."

Prior to the Final Premium Payment Date, the Monthly Deduction will be deducted as of each Monthly Payment Date commencing with the Date of Issue of the Policy. It will be allocated to one Sub-Account according to your instructions or, if no allocation is specified, the Company will make a Pro-Rata Allocation. If the Sub-Account you specify does not have sufficient funds to cover the Monthly Deduction, the Company

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will deduct the charge for that month as if no specification were made. However, if on subsequent Monthly Payment Dates there is sufficient Policy Value in the Sub-Account you specified, the Monthly Deduction will be deducted from that Sub-Account. No Monthly Deductions will be made on or after the Final Premium Payment Date.

COST OF INSURANCE
This charge is designed to compensate the Company for the anticipated cost of providing Death Proceeds to Beneficiaries of those Insureds who die prior to the Final Premium Payment Date. The cost of insurance is determined on a monthly basis, and is determined separately for the initial Face Amount and for each subsequent increase in Face Amount. Because the cost of insurance depends upon a number of variables, it can vary from month to month.

CALCULATION OF THE CHARGE
If you select Sum Insured Option 2, the monthly cost of insurance charge for the initial Face Amount will equal the applicable cost of insurance rate multiplied by the initial Face Amount. If you select Sum Insured Option 1 or Option 3, however, the applicable cost of insurance rate will be multiplied by the initial Face Amount less the Policy Value (minus charges for rider benefits) at the beginning of the policy month. Thus, the cost of insurance charge may be greater for owners who have selected Sum Insured Option 2 than for those who have selected Sum Insured Option 1 or Option 3, assuming the same Face Amount in each case and assuming that the Guideline Minimum Sum Insured is not in effect.

In other words, since the Sum Insured under Option 1 or Option 3 remains constant while the Sum Insured under Option 2 varies with the Policy Value, any Policy Value increases will reduce the insurance charge under Option 1 or Option 3 but not under Option 2.

If you select Sum Insured Option 2, the monthly insurance charge for each increase in Face Amount (other than an increase caused by a change in Sum Insured Option) will be equal to the cost of insurance rate applicable to that increase multiplied by the increase in Face Amount. If you select Sum Insured Option 1 or Option 3, the applicable cost of insurance rate will be multiplied by the increase in the Face Amount reduced by any Policy Value (minus rider charges) in excess of the initial Face Amount at the beginning of the policy month. If the Guideline Minimum Sum Insured is in effect under either Option, a monthly cost of insurance charge will also be calculated for that portion of the Sum Insured which exceeds the current Face Amount. This charge will be calculated by multiplying the cost of insurance rate applicable to the initial Face Amount times the Guideline Minimum Sum Insured (Policy Value times the applicable percentage) less the greater of the Face Amount or the Policy Value if you selected Sum Insured Option 1 or Option 3, or less the Face Amount plus the Policy Value if you selected Sum Insured Option 2. When the Guideline Minimum Sum Insured is in effect, the cost of insurance charge for the initial Face Amount and for any increases will be calculated as set forth in the preceding two paragraphs.

The monthly cost of insurance charge will also be adjusted for any decreases in Face Amount. See THE POLICY -- "Change in Face Amount" and "Decreases."

COST OF INSURANCE RATES
The Policy is sold to eligible individuals who are members of a non-qualified employee benefit plan having five or more members. Premium billing will generally be administered through one premium administrator. A portion of the initial Face Amount may be issued on a preferred, standard, guaranteed or simplified underwriting basis. The amount of this portion will be determined for each group, and may vary within the group based on Age.

The determination of the class of risk for the guaranteed or simplified issue portion will, in part, be based on the type of group; the purpose for which the policies are purchased; the number of persons eligible to participate in the plan; aggregate premiums paid; expected percentage of eligible persons participating in the plan; and the amount of guaranteed or simplified underwriting insurance to be issued. Larger groups, higher participation rates and occupations with historically favorable mortality rates will generally result in the individuals within that group being placed in a more favorable class of risk.

Cost of insurance rates are based on a blended unisex rate table, Age and Premium Class of the Insured at the Date of Issue, the effective date of an increase or date of rider, as applicable, the amount of premiums paid less any Debt, any partial withdrawals and withdrawal charges, and risk classification. For those Policies issued in certain states or in certain cases on a unisex basis, sex-distinct rates do not apply. The cost of insurance rates are determined at the beginning of each Policy year for the initial Face Amount. The cost of insurance rates for an increase in Face Amount or rider are determined annually on the anniversary of the effective date of each increase or rider. The cost of insurance rates generally increase as the Insured's Age increases. The actual monthly cost of insurance rates will be based on the Company's expectations as to future mortality experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Table, Smoker, Non-smoker, Male, Female (or Mortality Table B for unisex Policies) and the Insured's Age. The tables used for this purpose set forth different mortality estimates for smokers and non-smokers. Any change in the cost of insurance rates will apply to all persons of the same insuring Age and Premium Class whose Policies have been in force for the same length of time in the group.

The Premium Class of an Insured will affect the cost of insurance rates. The Company currently places Insureds into preferred Premium Classes, standard Premium Classes and substandard Premium Classes. In an otherwise identical Policy, an Insured in the preferred Premium Class will generally have a lower cost of insurance than an Insured in a standard Premium Class who, in turn, will have a lower cost of insurance than an Insured in a substandard Premium
Class with a higher mortality risk. The Premium Classes are also divided into two categories: smokers and non-smokers. Non-smoking Insureds will incur lower cost of insurance rates than Insureds who are classified as smokers but who are otherwise in the same Premium Class. Any Insured with an Age at issuance under 18 will be classified initially as regular or substandard. The Insured then will be classified as a smoker at Age 18 unless the Insured provides satisfactory evidence that the Insured is a non-smoker. The Company will provide notice to you of the opportunity for the Insured to be classified as a non-smoker when the Insured reaches Age 18.

The cost of insurance rate is determined separately for the initial Face Amount and for the amount of any increase in Face Amount. For each increase in Face Amount you request, at a time when the Insured is in a less favorable Premium Class than previously, a correspondingly higher cost of insurance rate will apply only to that portion of the Insurance Amount at Risk for the increase. For the initial Face Amount and any prior increases, the Company will use the Premium Class previously applicable. On the other hand, if the Insured's Premium Class improves on an increase, the lower cost of insurance rate generally will apply to the entire Insurance Amount at Risk.

MONTHLY ADMINISTRATIVE CHARGES
Prior to the Final Premium Payment Date a monthly administrative charge of $5 per month will be deducted from the Policy Value. This charge will be used to compensate the Company for expenses incurred in the administration of the Policy, and will compensate the Company for first-year underwriting and other start-up expenses incurred in connection with the Policy. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the Insured's Premium Class, and establishing Policy records. The Company does not expect to derive a profit from these charges.

CHARGES AGAINST ASSETS OF THE VEL ACCOUNT

The Company currently makes a charge on an annual basis of 0.50% of the daily net asset value in each Sub-Account. This charge is for the mortality risk and expense risk which the Company assumes in relation to the variable portion of the Policies. The total charges may be increased or decreased by the Board of Directors of the Company once each year, subject to compliance with applicable state and federal requirements, but it may not exceed 0.90% on an annual basis.

The mortality risk assumed by the Company is that Insureds may live for a shorter time than anticipated, and that the Company will therefore pay an aggregate amount of Death Proceeds greater than anticipated. The expense risk assumed is that the expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges. If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If costs are less than the amounts provided, the difference will be a profit to the Company. To the extent this charge results in a current profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses. Since mortality and expense risks involve future contingencies which are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each.


In addition, because the Sub-Accounts purchase shares of the Underlying Funds, the value of the Accumulation Units of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Underlying Funds. The prospectuses and statements of additional information of the Trust, Delaware VIP, Fidelity VIP, Fidelity VIP II, FT VIP, INVESCO, Janus Aspen and T. Rowe Price contain additional information concerning such fees and expenses. No charges are currently made against the Sub-Accounts for federal or state income taxes. Should the Company determine that taxes will be imposed, the Company may make deductions from the Sub-Account to pay such taxes. See FEDERAL TAX CONSIDERATIONS. The imposition of such taxes would result in a reduction of the Policy Value in the Sub-Accounts.


SURRENDER CHARGE

The Policy provides for a contingent surrender charge. A separate contingent surrender charge, described in more detail below, is calculated upon the issuance of the Policy and for each increase in the Face Amount. The surrender charge is comprised of a contingent deferred administrative charge and a contingent deferred sales charge. The contingent deferred administrative charge compensates the Company for expenses incurred in administering the Policy. The contingent deferred sales charge compensates the Company for expenses relating to the distribution of the Policy, including agents' commissions, advertising and the printing of the prospectuses and sales literature.

A Surrender Charge may be deducted if you request a full surrender of the Policy or a decrease in Face Amount if less than ten years have elapsed from the Date of Issue or from the effective date of any increase in the Face Amount. The maximum surrender charge calculated upon issuance of the Policy is equal to the sum of (1) plus (2) where (1) is a deferred administrative charge equal to $8.50 per thousand dollars of the initial Face Amount, and (2) is a deferred sales expense charge equal to 30% of the Guideline Annual Premium. In accordance with limitations under state insurance regulations, the amount of the maximum surrender charge will not exceed a specified amount per $1,000 initial face Amount, as indicated in APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES. The maximum surrender charge continues in a level amount for 44 Policy months, reduces by 1% per month for the next 76 Policy months, and is zero thereafter. This reduction in the maximum surrender charge will reduce the deferred sales charge and the deferred administrative charge proportionately.

If you surrender the Policy before making premium payments with respect to the initial Face Amount which are at least equal to the Guideline Annual Premium, the actual surrender charge imposed may be less than the maximum. The actual surrender charge imposed will be the lesser of either the maximum surrender charge or the sum of $8.50 per thousand dollars of initial Face Amount plus 30% of premiums paid. Thus, if the amount of the surrender charge is less than the maximum, such amount is comprised of the entire deferred administrative charge plus 30% of premiums paid. See APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES.

A separate Surrender Charge will apply to and is calculated for each increase in Face Amount. The surrender charge for the increase is in addition to that for the initial Face Amount. The maximum surrender charge for the increase is equal to the sum of (1) plus (2), where (1) is equal to $8.50 per thousand dollars of increase, and

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(2) is equal to 30% of the Guideline Annual Premium for the increase. In accordance with limitations under state insurance regulations, the amount of the surrender charge will not exceed a specified amount per $1,000 of increase, as indicated in APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES. As is true for the initial Face Amount, (1) is a deferred administrative charge, and
(2) is a deferred sales charge. The actual surrender charge with respect to the increase may be less than the maximum. The actual surrender charge is the lesser of either the maximum surrender charge or the sum of (1) $8.50 per thousand dollars of increase in Face Amount, plus (2) 30% of the Policy Value on the date of increase associated with the increase in Face Amount, plus (3) 30% of premiums paid which are associated with the increase in Face Amount.

Additional premium payments may not be required to fund a requested increase in Face Amount. Therefore, a special rule, which is based on relative Guideline Annual Premium payments, applies to allocate a portion of existing Policy Value to the increase and to allocate subsequent premium payments between the initial Face Amount and the increase. For example, suppose the Guideline Annual Premium is equal to $1,500 before an increase and is equal to $2,000 as a result of the increase. The Policy Value on the effective date of the increase would be allocated 75% ($1,500/$2,000) to the initial Face Amount and 25% to the increase. All future premiums would also be allocated 75% to the initial Face Amount and 25% to the increase. Thus, existing Policy Value associated with the increase will equal the portion of Policy Value allocated to the increase on the effective date of the increase, before any deductions are made. Premiums associated with the increase will equal the portion of the premium payments actually made on or after the effective date of the increase which are allocated to the increase.

See APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES for examples illustrating the calculation of the maximum surrender charge for the initial Face Amount and for any increases, as well as for the surrender charge based on actual premiums paid or associated with any increases.

A surrender charge may be deducted on a decrease in the Face Amount. In the event of a decrease, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the Policy. The fraction will be determined by dividing the amount of the decrease by the current Face Amount and multiplying the result by the surrender charge. If more than one surrender charge is in effect (i.e., pursuant to one or more increases in the Face Amount of a Policy), the surrender charge will be applied in the following order:
(1) the most recent increase; (2) the next most recent increases successively, and (3) the initial Face Amount. Where a decrease causes a partial reduction in an increase or in the initial Face Amount, a proportionate share of the surrender charge for that increase or for the initial Face Amount will be deducted.

CHARGES ON PARTIAL WITHDRAWAL

After the first Policy year, partial withdrawals of Surrender Value may be made. The minimum withdrawal is $500. Under Option 1 or Option 3, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $40,000.

A transaction charge which is the smaller of 2% of the amount withdrawn or $25 will be assessed on each partial withdrawal to reimburse the Company for the cost of processing the withdrawal. The Company does not expect to make a profit on this charge. The transaction fee applies to all partial withdrawals, including a Withdrawal without a surrender charge.

A partial withdrawal charge may also be deducted from Policy Value. For each partial withdrawal you may withdraw an amount equal to 10% of the Policy Value on the date the written withdrawal request is received by the Company less the total of any prior withdrawals in that Policy year which were not subject to the partial withdrawal charge, without incurring a partial withdrawal charge. Any partial withdrawal in excess of this amount ("excess withdrawal") will be subject to the partial withdrawal charge. The partial withdrawal charge is equal to 5% of the excess withdrawal up to the amount of the surrender charge(s) on the date of withdrawal.

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There will be no partial withdrawal charge if there is no surrender charge on the date of withdrawal (i.e., ten years have elapsed from the Date of Issue and from the effective date of any increase in the Face Amount).

This right is not cumulative from Policy year to Policy year. For example, if only 8% of Policy Value were withdrawn in Policy year two, the amount you could withdraw in subsequent Policy years would not be increased by the amount you did not withdraw in the second Policy year.

The Policy's outstanding surrender charge will be reduced by the amount of the partial withdrawal charge deducted, by proportionately reducing the deferred sales charge component and the deferred administrative charge component. The partial withdrawal charge deducted will decrease existing surrender charges in the following order:

    - first, the surrender charge for the most recent increase in Face Amount;

    - second, the surrender charge for the next most recent increase successively;

    - last, the surrender charge for the initial Face Amount.

See APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES for an example illustrating the calculation of the charges on partial withdrawal and their impact on the surrender charge(s).

TRANSFER CHARGES

The first 12 transfers in a Policy year will be free of charge. Thereafter, a transfer charge of $10 will be imposed for each transfer request to reimburse the Company for the administrative costs incurred in processing the transfer request. The Company reserves the right to increase the charge, but it will never exceed $25. The Company also reserves the right to change the number of free transfers allowed in a Policy Year. See THE POLICY -- "Transfer Privilege."

You may have automatic transfers of at least $100 a month made on a periodic basis:

    - from the Sub-Accounts which invest in the AIT Money Market Fund and AIT Government Bond Fund to one or more of the other Sub-Accounts ("Dollar-Cost Averaging"); or

    - to reallocate Policy Value among the Sub-Accounts ("Automatic
      Rebalancing").

The first automatic transfer counts as one transfer towards the 12 free transfers allowed in each Policy year. Each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made without charge. If you utilize the Conversion Privilege, Loan Privilege, or reallocate Policy Value within 20 days of the Date of Issue of the Policy, any resulting transfer of Policy Value from the Sub-Accounts to the General Account will be free of charge, and in addition to the 12 free transfers in a Policy year. See THE POLICY -- "Conversion Privileges" and POLICY LOANS.

CHARGE FOR INCREASE IN FACE AMOUNT

For each increase in Face Amount you request, a transaction charge of $40 will be deducted from Policy Value to reimburse the Company for administrative costs associated with the increase. This charge is guaranteed not to increase, and the Company does not expect to make a profit on this charge.

OTHER ADMINISTRATIVE CHARGES

The Company reserves the right to impose a charge for the administrative costs incurred for changing the Net Premium allocation instructions, for changing the allocation of any Monthly Deductions among the various Sub-Accounts, or for a projection of values. No such charges are currently imposed and any such charge is guaranteed not to exceed $25.

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                                  POLICY LOANS

Loans may be obtained by request to the Company on the sole security of the Policy. The total amount which may be borrowed is the Loan Value. In the first Policy year, the Loan Value is 75% of Policy Value reduced by applicable surrender charges, as well as Monthly Deductions and interest on Debt to the end of the Policy year. The Loan Value in the second Policy year and thereafter is 90% of an amount equal to Policy Value reduced by applicable surrender charges. There is no minimum limit on the amount of the loan. The loan amount will normally be paid within seven days after the Company receives the loan request at its Principal Office, but the Company may delay payments under certain circumstances. See OTHER POLICY PROVISIONS -- "Postponement of Payments."

A Policy loan may be allocated among the General Account and one or more Sub-Accounts. If you do not make an allocation, the Company will make a Pro-Rata Allocation based on the amounts in the Accounts on the date the Company receives the loan request. Policy Value in each Sub-Account equal to the Policy loan allocated to such Sub-Account will be transferred to the General Account, and the number of Accumulation Units equal to the Policy Value so transferred will be canceled. This will reduce the Policy Value in these Sub-Accounts. These transactions are not treated as transfers for purposes of the transfer charge.

LOAN INTEREST

LOAN AMOUNT EARNS INTEREST IN GENERAL ACCOUNT
As long as the Policy is in force, Policy Value in the General Account equal to the loan amount will be credited with interest at an effective annual yield of at least 6.00% per year. NO ADDITIONAL INTEREST WILL BE CREDITED TO SUCH POLICY VALUE.

PREFERRED LOAN OPTION
A preferred loan option is available under the Policies. The preferred loan option will be available upon Written Request. It may be revoked by you at any time. You may change a preferred loan to a non-preferred loan at any time upon written request. If this option has been selected, after the tenth Policy anniversary Policy Value in the General Account equal to the loan amount will be credited with interest at an effective annual yield of at least 7.5%. Our current practice is to credit a rate of interest equal to the rate being charged for the preferred loan.

There is some uncertainty as to the tax treatment of a preferred loan, which may be treated as a taxable withdrawal from the Policy. Consult a qualified tax adviser (and see FEDERAL TAX CONSIDERATIONS). THE PREFERRED LOAN OPTION IS NOT AVAILABLE IN ALL STATES.

LOAN INTEREST CHARGED
The Company charges interest on loans at an annual rate of 8%. Interest accrues daily and is due and payable at the end of each Policy year or on a pro-rata basis for such shorter period as the loan may exist. Interest not paid when due will be added to the loan amount and bear interest at the same rate. After the due and unpaid interest is added to the loan amount, if the new loan amount exceeds the Policy Value in the General Account, the Company will transfer Policy Value equal to that excess loan amount from the Policy Value in each Sub-Account to the General Account as security for the excess loan amount. The Company will allocate the amount transferred among the Sub-Accounts in the same proportion that the Policy Value in each Sub-Account bears to the total Policy Value in all Sub-Accounts.

REPAYMENT OF LOANS

Loans may be repaid at any time prior to the lapse of the Policy. Upon repayment of the Debt, the portion of the Policy Value that is in the General Account securing the Debt repaid will be allocated to the various Accounts and increase the Policy Value in such accounts in accordance with your instructions. If you do not make a repayment allocation, the Company will allocate Policy Value in accordance with your most recent

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premium allocation instructions; provided, however, that loan repayments allocated to the VEL Account cannot exceed Policy Value previously transferred from the VEL Account to secure the Debt.

If the Debt exceeds the Policy Value less the surrender charge, the Policy will terminate. A notice of such pending termination will be mailed to the last known address of you and any assignee. If you do not make sufficient payment within 62 days after this notice is mailed, the Policy will terminate with no value. See POLICY TERMINATION AND REINSTATEMENT.

EFFECT OF POLICY LOANS

Although Policy loans may be repaid at any time prior to the lapse of the Policy, Policy loans will permanently affect the Policy Value and Surrender Value, and may permanently affect the Death Proceeds. The effect could be favorable or unfavorable, depending upon whether the investment performance of the Sub-Account(s) is less than or greater than the interest credited to the Policy Value in the General Account attributable to the loan.

Moreover, outstanding Policy loans and the accrued interest will be deducted from the proceeds payable upon the death of the Insured or surrender.

                      POLICY TERMINATION AND REINSTATEMENT

TERMINATION

The failure to make premium payments will not cause the Policy to lapse unless:
(1) the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued; or (2) if Debt exceeds the Policy Value. If one of these situations occurs, the Policy will be in default. You will then have a grace period of 62 days, measured from the date of default, to make sufficient payments to prevent termination. On the date of default, the Company will send a notice to you and to any assignee of record. The notice will state the amount of premium due and the date on which it is due.

Failure to make a sufficient payment within the grace period will result in termination of the Policy. If the Insured dies during the grace period, the Death Proceeds will still be payable, but any Monthly Deductions due and unpaid through the Policy month in which the Insured dies and any other overdue charges will be deducted from the Death Proceeds.

PAYOR PROVISIONS
Subject to approval in the state in which your Policy was issued, if you name a "payor" in your application supplement, then the following "Payor Provisions" will apply.


The payor may designate what portion, if any, of each payment of a premium is "excess premium" to be allocated to the General Account and Sub-Accounts according to your allocation instructions then in effect. Except for excess premium, the Payor's premium will automatically be allocated to the Sub-Account that invests in the AIT Money Market Fund of the Trust, from which the Monthly Deductions will be made. Payor premiums which are initially held in the General Account (which are not "excess premiums") will be transferred to the AIT Money Market Fund not later than three days after underwriting approval of the Policy. No Policy loans, partial withdrawals or transfers may be made from the amount in the AIT Money Market Fund attributable to premiums allocated thereto by the payor.



If the amount in the AIT Money Market Fund attributable to premiums allocated by the payor is insufficient to cover the next Monthly Deduction, the Company will send the payor a notice of the due date and amount of premium that is due. The premium may be paid during a grace period of 62 days beginning on the premium due date. If the premium payable is not received by the Company within 31 days of the end of the grace period, a second notice will be sent to the payor. A 31-day grace period notice will also be sent to you at this time if your Policy Value is insufficient to cover the Monthly Deductions then due.



If the amount in the AIT Money Market Fund attributable to premiums allocated thereto by the payor is insufficient to cover the Monthly Deductions due at the end of the grace period, the balance of such Monthly Deductions will be withdrawn on a Pro-Rata Allocation from the Policy Value, if any, in the General Account and the Sub-Accounts. A lapse occurs if the Policy Value is insufficient, at the end of the grace period, to pay the Monthly Deductions that are due. The Policy terminates on the date of lapse. Any Death Proceeds payable during the grace period will be reduced by any overdue charges.


The above payor provisions, if applicable, are in lieu of the grace-period notice and default provisions applicable when "(a) the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued," but do not apply to "(b) if Debt exceeds the Policy Value." See the first paragraph of this section captioned "Termination." You or the payor may, upon Written Request, discontinue the above payor provisions. If the payor makes Written Request to discontinue the payor provisions, we will send you a notice of the discontinuance to your last known address.

REINSTATEMENT

If the Policy has not been surrendered and the Insured is alive, the terminated Policy may be reinstated anytime within three years after the date of default and before the Final Premium Payment Date. The reinstatement will be effective on the Monthly Payment Date following the date you submit the following to the
Company: (1) a written application for reinstatement; (2) Evidence of Insurability showing that the Insured is insurable according to the Company's underwriting rules; and (3) a premium that, after the deduction of the premium tax charge, is large enough to cover the Monthly Deductions for the three-month period beginning on the date of reinstatement.

POLICY SURRENDER CHARGE
The surrender charge on the date of reinstatement is the surrender charge which should have been in effect had the Policy remained in force from the Date of Issue.

POLICY VALUE ON REINSTATEMENT
The Policy Value on the date of reinstatement is:

    - the Net Premium paid to reinstate the Policy increased by interest from the date the payment was received at the Principal Office, PLUS

    - an amount equal to the Policy Value less Debt on the date of default, MINUS

    - the Monthly Deduction due on the date of reinstatement.

You may not reinstate any Debt outstanding on the date of default or foreclosure.

                            OTHER POLICY PROVISIONS

The following Policy provisions may vary in certain states in order to comply with requirements of the insurance laws, regulations and insurance regulatory agencies in those states.

POLICYOWNER

The Policyowner is the Insured unless another Policyowner has been named in the application for the Policy. The Policyowner is generally entitled to exercise all rights under a Policy while the Insured is alive, subject to the consent of any irrevocable Beneficiary (the consent of a revocable Beneficiary is not required). The consent of the Insured may be required whenever the Face Amount of insurance is increased.

BENEFICIARY

The Beneficiary is the person or persons to whom the insurance proceeds are payable upon the Insured's death. Unless otherwise stated in the Policy, the Beneficiary has no rights in the Policy before the death of the Insured. While the Insured is alive, you may change any Beneficiary unless you have declared a Beneficiary to be irrevocable. If no Beneficiary is alive when the Insured dies, the Policyowner (or the Policyowner's estate) will be the Beneficiary. If more than one Beneficiary is alive when the Insured dies, they will be paid in equal shares, unless you have chosen otherwise. Where there is more than one Beneficiary, the interest of a Beneficiary who dies before the Insured will pass to surviving Beneficiaries proportionally.

INCONTESTABILITY

The Company will not contest the validity of a Policy after it has been in force during the Insured's lifetime for two years from the Date of Issue. The Company will not contest the validity of any rider or any increase in the Face Amount after such rider or increase has been in force during the Insured's lifetime for two years from its effective date.

SUICIDE

The Death Proceeds will not be paid if the Insured commits suicide, while sane or insane, within two years from the Date of Issue. Instead, the Company will pay the Beneficiary an amount equal to all premiums paid for the Policy, without interest, less any outstanding Debt and less any partial withdrawals. If the Insured commits suicide, while sane or insane, generally within two years from the effective date of any increase in the Sum Insured, the Company's liability with respect to such increase will be limited to a refund of the cost thereof. The Beneficiary will receive the administrative charges and insurance charges paid for such increase.

AGE

If the Insured's Age as stated in the application for a Policy is not correct, benefits under a Policy will be adjusted to reflect the correct Age, if death occurs prior to the Final Premium Payment Date. The adjusted benefit will be that which the most recent cost of insurance charge would have purchased for the correct Age. In no event will the Sum Insured be reduced to less than the Guideline Minimum Sum Insured.

ASSIGNMENT

The Policyowner may assign a Policy as collateral or make an absolute assignment of the Policy. All rights under the Policy will be transferred to the extent of the assignee's interest. The consent of the assignee may be required in order to make changes in premium allocations, to make transfers, or to exercise other rights under the Policy. The Company is not bound by an assignment or release thereof, unless it is in writing and is recorded at the Principal Office. When recorded, the assignment will take effect as of the date the Written Request was signed. Any rights created by the assignment will be subject to any payments made or actions taken by the Company before the assignment is recorded. The Company is not responsible for determining the validity of any assignment or release.

POSTPONEMENT OF PAYMENTS

Payments of any amount due from the VEL Account upon surrender, partial withdrawals, or death of the Insured, as well as payments of a Policy loan and transfers may be postponed whenever: (1) the New York Stock Exchange is closed for other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC, or (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the VEL Account's net assets. Payments under the Policy of any amounts derived from the premiums paid by check may be delayed until such time as the check has cleared your bank.

The Company also reserves the right to defer payment of any amount due from the General Account upon surrender, partial withdrawal, or death of the Insured, as well as payments of policy loans and transfers from the General Account, for a period not to exceed six months.


                DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY



NAME AND POSITION WITH COMPANY           PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------           ----------------------------------------------
Bruce C. Anderson                  Director (since 1996) and Vice President (since 1984) of
  Director and Vice President      First Allmerica

Warren E. Barnes                   Vice President (since 1996) and Corporate Controller
  Vice President and Corporate     (since 1998) of First Allmerica
  Controller

Mark R. Colborn                    Director (since 2000) and Vice President (since 1992) of
  Director and Vice President      First Allmerica

Charles F. Cronin                  Secretary and Counsel (since 2000) of First Allmerica;
  Secretary                        Counsel (since 1996) of First Allmerica; Attorney
                                   (1991-1996) of Nutter, McClennen & Fish

J. Kendall Huber                   Director, Vice President and General Counsel (since 2000)
  Director, Vice President and     of First Allmerica; Vice President (1999) of Promos Hotel
  General Counsel                  Corporation; Vice President and Deputy General Counsel
                                   (1998-1999) of Legg Mason, Inc.; Vice President and Deputy
                                   General Counsel (1995-1998) of USF&G Corporation

Mark A. Hug                        Director (since 2001) and Vice President (since 2000) of
  Director, President and Chief    First Allmerica; Senior Vice President of Life and Annuity
  Executive Officer                Products (2001) for The Equitable Life Assurance Society

John P. Kavanaugh                  Director and Chief Investment Officer (since 1996) and
  Director, Vice President and     Vice President (since 1991) of First Allmerica; Director
  Chief Investment Officer         (since 1996) and President (since 1995) of Allmerica Asset
                                   Management, Inc.

Mark C. McGivney                   Vice President (since 1997) and Treasurer (since 2000) of
  Treasurer                        First Allmerica; Associate, Investment Banking (1996-1997)
                                   of Merrill Lynch & Co.

John F. O'Brien                    Director, President and Chief Executive Officer (since
  Director and Chairman of the     1989) of First Allmerica
  Board

Edward J. Parry, III               Director and Chief Financial Officer (since 1996), Vice
  Director, Vice President and     President (since 1993) and Treasurer (1993-2000) of First
  Chief Financial Officer          Allmerica

Richard M. Reilly                  Director (since 1996); Vice President (1990-2001) and
  Director                         Senior Vice President (since 2001) of First Allmerica;
                                   Director (since 1990), President and Chief Executive
                                   Officer (1995-2001) of Allmerica Financial Life Insurance
                                   and Annuity Company; Director and President (since 1998)
                                   of Allmerica Financial Investment Management
                                   Services, Inc.

NAME AND POSITION WITH COMPANY           PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------           ----------------------------------------------
Robert P. Restrepo, Jr.            Director and Vice President (since 1998) of First
  Director                         Allmerica; Chief Executive Officer (1996 to 1998) of
                                   Travelers Property & Casualty; Senior Vice President (1993
                                   to 1996) of Aetna Life & Casualty Company

Gregory D. Tranter                 Director and Vice President (since 2000) of First
  Director and Vice President      Allmerica; Vice President (1996-1998) of Travelers
                                   Property & Casualty; Director of Geico Team (1983-1996) of
                                   Aetna Life & Casualty


                                  DISTRIBUTION

Allmerica Investments, Inc., an indirect subsidiary of First Allmerica, acts as the principal underwriter of the Policies pursuant to a Sales and Administrative Services Agreement with the Company and the VEL Account. Allmerica
Investments, Inc. is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). The Policies are sold by agents of the Company who are registered representatives of Allmerica Investments, Inc. or of independent broker-dealers.


The Company pays commissions, based on a commission schedule, to registered representatives who sell the Policy. After issue of the Policy or an increase in Face Amount, commissions generally may be up to 25% of first-year premiums. Thereafter, commissions generally may be up to 15% of any additional premiums. Alternative commission schedules are available with lower initial commission amounts based on premium payments, plus ongoing annual compensation up to 0.50% of Policy Value. Certain registered representatives, including registered representatives enrolled in the Company's training program for new agents, may receive additional first-year and renewal commissions and training reimbursements. General Agents may also receive overriding commissions, which generally will not exceed 2.5% of first-year or 4% of renewal premiums.


To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, productions of promotional literature, and similar services.

The Company intends to recoup the commission and other sales expense through a combination of the deferred sales charge component of the anticipated surrender and partial withdrawal charges, and the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company. There is no additional charge to the Policyowner or to the Separate Account. Any surrender charge assessed on a Policy will be retained by the Company except for amounts it may pay to Allmerica
Investments, Inc. for services it performs and expenses it may incur as principal underwriter and general distributor.

                                    REPORTS

The Company will maintain the records relating to the VEL Account. You will be promptly sent statements of significant transactions such as premium payments (other than payments made pursuant to the MAP procedure), changes in specified Face Amount, changes in Sum Insured Option, transfers among Sub-Accounts and the General Account, partial withdrawals, increases in loan amount by you, loan repayments, lapse, termination for any reason, and reinstatement. An annual statement will also be sent to you within 30 days after a Policy anniversary. The annual statement will summarize all of the above transactions and deductions of charges during the Policy year. It will also set forth the status of the Death Proceeds, Policy Value, Surrender Value, amounts in the Sub-Accounts and General Account, and any Policy loan(s). The Owner should review the information in all statements carefully. All errors or corrections must be reported to the Company immediately to assure proper crediting to the Contract. The Company will assume that all transactions are accurately reported on confirmation statements and quarterly/annual statements unless the Owner notifies the Principal Office in writing within 30 days after receipt of the statement.

In addition, you will be sent periodic reports containing financial statements and other information for the VEL Account and the Underlying Funds as required by the 1940 Act.

                               LEGAL PROCEEDINGS

There are no legal proceedings pending to which the VEL Account is a party, or to which the assets of the VEL Account are subject. The Company and Allmerica Investments, Inc. are not involved in any litigation that is of material importance in relation to their total assets or that relates to the VEL Account.

                              FURTHER INFORMATION

A Registration Statement under the 1933 Act relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted from this Prospectus pursuant to the rules and regulations of the SEC. Statements contained in this Prospectus concerning the Policy and other legal documents are summaries. The complete documents and omitted information may be obtained from the SEC's principal office in Washington, D.C., upon payment of the SEC's prescribed fees.

                            INDEPENDENT ACCOUNTANTS


The financial statements of the Company as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001, and the financial statements of the VEL Account of the Company as of December 31, 2001 and for the periods indicated, included in this Prospectus constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the value of a Policy, on loans, withdrawals, or surrenders, on death benefit payments, and on the economic benefit to you or the Beneficiary depends upon a variety of factors. The following discussion is based upon the Company's understanding of the present federal income tax laws as they are currently interpreted. From time to time legislation is proposed which, if passed, could significantly, adversely and possibly retroactively affect the taxation of the Policies. No representation is made regarding the likelihood of continuation of current federal income tax laws or of current interpretations by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

It should be recognized that the following summary of federal income tax aspects of amounts received under the Policies is not exhaustive, does not purport to cover all situations and is not intended as tax advice. Specifically, the discussion below does not address certain tax provisions that may be applicable if the Policyowner is a corporation or the trustee of an employee benefit plan. A qualified tax adviser should always be consulted with regard to the application of law to individual circumstances.

THE COMPANY AND THE VEL ACCOUNT

The Company is taxed as a life insurance company under Subchapter L of the Code, and files a consolidated tax return with its parent and affiliates. The Company does not expect to incur any income tax upon the earnings or realized capital gains attributable to the VEL Account. Based on these expectations, no charge is made for federal income taxes which may be attributable to the VEL Account.

The Company will review periodically the question of a charge to the VEL Account for federal income taxes. Such a charge may be made in future years for any federal income taxes incurred by the Company. This might become necessary if the tax treatment of the Company is ultimately determined to be other than what the Company believes it to be, if there are changes made in the federal income tax treatment of variable life insurance at the Company level, or if there is a change in the Company's tax status. Any such charge would be designed to cover the federal income taxes attributable to the investment results of the VEL Account.

Under current laws the Company may also incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes paid, or reserves for such taxes, attributable to the VEL Account.

TAXATION OF THE POLICIES

The Company believes that the Policies described in this Prospectus will be considered life insurance contracts under Section 7702 of the Code, which generally provides for the taxation of life insurance policies and places limitations on the relationship of the policy value to the insurance amount at risk. As a result, the death proceeds payable are excludable from the gross income of the beneficiary. Moreover, any increase in policy value is not taxable until received by the Policyowner or the Policyowner's designee. But see "Modified Endowment Contracts."

The Code also requires that the investment of each Sub-Account be adequately diversified in accordance with Treasury regulations in order to be treated as a life insurance policy for tax purposes. Although the Company does not have control over the investments of the Underlying Funds, the Company believes that the Underlying Funds currently meet the Treasury's diversification requirements, and the Company will monitor continued compliance with these requirements. In connection with the issuance of previous regulations relating to diversification requirements, the Treasury Department announced that such regulations do not provide guidance concerning the extent to which Policyowners may direct their investments to particular divisions of a separate account. Regulations in this regard may be issued in the future. It is possible that if and when regulations are issued, the Policies may need to be modified to comply with such regulations. For these reasons, the Policies or the Company's administrative rules may be modified as necessary to prevent a Policyowner from being considered the owner of the assets of the VEL Account.

Depending upon the circumstances, a surrender, partial withdrawal, change in the Sum Insured Option, change in the Face Amount, lapse with Policy loan outstanding, or assignment of the Policy may have tax consequences. In particular, under specified conditions, a distribution under the Policy during the first 15 years from Date of Issue that reduces future benefits under the Policy will be taxed to the Policyowner as ordinary income to the extent of any investment earnings in the Policy. Federal, state and local income, estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Insured, Policyowner or Beneficiary.

POLICY LOANS

The Company believes that non-preferred loans received under the Policy will be treated as an indebtedness of the Policyowner for federal income tax purposes. Under current law, these loans will not constitute income for the Policyowner while the Policy is in force (but see "Modified Endowment Contracts"). There is a risk, however, that a preferred loan may be characterized by the IRS as a withdrawal and taxed accordingly. At the present time, the IRS has not issued any guidance on whether loans with the attributes of a preferred loan should be treated differently than a non-preferred loan. This lack of specific guidance makes the tax treatment of preferred loans uncertain. In the event IRS guidelines are issued in the future, you may convert your preferred loan to a non-preferred loan. However, it is possible that, notwithstanding the conversion, some or all of the loan could be treated as a taxable withdrawal from the Policy.

Section 264 of the Code restricts the deduction of interest on Policy loans. Consumer interest paid on Policy loans under an individually owned Policy is not tax deductible. Generally, no tax deduction for interest is allowed on Policy loans, if the Insured is an officer or employee of, or is financially interested in, any business carried on by the taxpayer. There is an exception to this rule which permits a deduction for interest on loans up to $50,000 related to any business-owned policies covering officers or 20-percent owners, up to a maximum equal to the greater of (1) five individuals, or (2) the lesser of
(a) 5% of the total number of officers and employees of the corporation, or
(b) 20 individuals.

MODIFIED ENDOWMENT CONTRACTS

The Technical and Miscellaneous Revenue Act of 1988 ("1988 Act") adversely affects the tax treatment of distributions under so-called "modified endowment contracts." Under the Act, any life insurance policy, including a Policy offered by this Prospectus, that fails to satisfy a "seven-pay" test is considered a modified endowment contract. A policy fails to satisfy the seven-pay test if the cumulative premiums paid under the policy at any time during the first seven policy years exceed the sum of the net level premiums that would have been paid, had the policy provided for paid-up future benefits after the payment of seven level annual premiums. In addition, if benefits are reduced at anytime during the life of the Policy, there may be adverse tax consequences. Please consult your tax adviser.

If a policy is considered a modified endowment contract, all distributions under the policy will be taxed on an "income first" basis. Most distributions received by a Policyowner directly or indirectly (including loans, withdrawals, partial surrenders, or the assignment or pledge of any portion of the value of the policy) will be includible in gross income to the extent that the cash surrender value of the policy exceeds the Policyowner's investment in the contract. Any additional amounts will be treated as a return of capital to the extent of the Policyowner's basis in the Policy. With certain exceptions, an additional 10% tax will be imposed on the portion of any distribution that is includible in income. All modified endowment contracts issued by the same insurance company to the same Policyowner during any calendar period will be treated as a single modified endowment contract in determining taxable distributions.

Currently, each Policy is reviewed when premiums are received to determine if it satisfies the seven-pay test. If the Policy does not satisfy the seven-pay test, the Company will notify the Policyowner of the option of requesting a refund of the excess premium. The refund process must be completed within 60 days after the Policy anniversary, or the Policy will be permanently classified as a modified endowment contract.

                   MORE INFORMATION ABOUT THE GENERAL ACCOUNT

As discussed earlier, you may allocate Net Premiums and transfer Policy Value to the General Account. Because of exemption and exclusionary provisions in the securities law, any amount in the General Account is not generally subject to regulation under the provisions of the 1933 Act or the 1940 Act. Accordingly, the disclosures in this section have not been reviewed by the SEC. Disclosures regarding the fixed portion of the Policy and the General Account may, however, be subject to certain generally applicable provisions of the federal securities laws concerning the accuracy and completeness of statements made in prospectuses.

GENERAL DESCRIPTION

The General Account of the Company is made up of all of the general assets of the Company other than those allocated to any Separate Account. Allocations to the General Account become part of the assets of the

Company, and are used to support insurance and annuity obligations. Subject to applicable law, the Company has sole discretion over the investment of assets of the General Account.

A portion or all of Net Premiums may be allocated or transferred to accumulate at a fixed rate of interest in the General Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. The allocation or transfer of funds to the General Account does not entitle you to share in the investment experience of the General Account.

GENERAL ACCOUNT VALUE AND POLICY LOANS


The Company bears the full investment risk for amounts allocated to the General Account, and guarantees that interest credited to each Policyowner's Policy Value in the General Account will be at an effective annual yield of 4.0% ("Guaranteed Minimum Rate") compounded daily.


The Company may, AT ITS SOLE DISCRETION, credit a higher rate of interest ("excess interest"), although it is not obligated to credit interest in excess of 4% per year, and might not do so. However, the excess interest rate, if any, in effect on the date a premium is received at the Principal Office is guaranteed on that premium for one year, unless the Policy Value associated with the premium becomes security for a Policy loan.

AFTER SUCH INITIAL ONE-YEAR GUARANTEE OF INTEREST ON NET PREMIUM, ANY INTEREST CREDITED ON THE POLICY VALUE IN THE GENERAL ACCOUNT IN EXCESS OF THE GUARANTEED MINIMUM RATE PER YEAR WILL BE DETERMINED AT THE SOLE DISCRETION OF THE COMPANY. THE POLICYOWNER ASSUMES THE RISK THAT INTEREST CREDITED MAY NOT EXCEED THE GUARANTEED MINIMUM RATE.

Even if excess interest is credited to accumulated value in the General Account, no excess interest will be credited to that portion of the Policy Value which is equal to Debt. However, such Policy Value will be credited interest at an effective annual yield of at least 6%.

The Company guarantees that, on each Monthly Payment Date, the Policy Value in the General Account will be the amount of the Net Premiums allocated or Policy Value transferred to the General Account, plus interest at an annual rate of 4% per year, plus any excess interest which the Company credits, less the sum of all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with loans, partial withdrawals, surrenders or transfers.

Policy loans may also be made from the Policy Value in the General Account.

Transfers, surrenders, partial withdrawals, Death Proceeds and Policy loans payable from the General Account may be delayed up to six months. If payment is delayed for 30 days or more, however, the Company will pay interest at least equal to an effective annual yield of 3.5% per year for the period of deferment. Amounts from the General Account used to pay premiums on policies with the Company will not be delayed.

THE POLICY

This Prospectus describes a flexible premium variable life insurance policy, and is generally intended to serve as a disclosure document only for the aspects of the Policy relating to the VEL Account. For complete details regarding the General Account, see the Policy itself.

TRANSFERS, SURRENDERS, AND PARTIAL WITHDRAWALS

If a Policy is surrendered or if a partial withdrawal is made, a surrender charge or partial withdrawal charge, as applicable, is imposed if such event occurs before the Policy, or an increase in Face Amount, has been in force for ten policy years. In the event of a decrease in Face Amount, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the Policy. Partial withdrawals are made on a last-in/first-out basis from Policy Value allocated to the General Account. This means that the last payments allocated to General Account will be withdrawn first.

The first 12 transfers in a Policy year are free of charge. Thereafter, a $10 transfer charge will be deducted for each transfer in that Policy year. The transfer privilege is subject to the consent of the Company and to the Company's then current rules.


                              FINANCIAL STATEMENTS



Financial Statements for the Company and for the Variable Account are included in this Prospectus, starting immediately after the Appendices. The financial statements of the Company should be considered only as bearing on our ability to meet our obligations under the Contract. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

                                   APPENDIX A
                               OPTIONAL BENEFITS

This Appendix is intended to provide only a very brief overview of additional insurance benefits available by rider. For more information, contact your agent. The following supplemental benefits may be available for issue under the Policies for an additional charge. CERTAIN RIDERS MAY NOT BE AVAILABLE IN ALL STATES.

WAIVER OF PREMIUM RIDER

    This Rider provides that, during periods of total disability, continuing more than four months, the Company will add to the Policy Value each month an amount selected by you or the amount needed to pay the Policy charges, whichever is greater. This value will be used to keep the Policy in force. This benefit is subject to the Company's maximum issue benefits. Its cost will change yearly.

GUARANTEED INSURABILITY RIDER

    This rider guarantees that insurance may be added at various option dates without Evidence of Insurability. This benefit may be exercised on the option dates even if the Insured is disabled.

OTHER INSURED RIDER

    This Rider provides a term insurance benefit for up to five Insureds. At present this benefit is only available for the spouse and children of the primary Insured. The Rider includes a feature that allows the "Other Insured" to convert the coverage to a flexible premium adjustable life insurance Policy.

CHILDREN'S INSURANCE RIDER

    This rider provides coverage for eligible minor children. It also covers future children, including adopted children and stepchildren.

ACCIDENTAL DEATH BENEFIT RIDER

    This Rider pays an additional benefit for death resulting from a covered accident prior to the Policy anniversary nearest the Insured's Age 70.

EXCHANGE OPTION RIDER

    This Rider allows you to use the Policy to insure a different person, subject to Company guidelines.

LIVING BENEFITS RIDER

    This rider permits part of the proceeds of the Policy to be available before death if the Insured becomes terminally ill or is permanently confined to a nursing home.

                                   APPENDIX B
                                PAYMENT OPTIONS

PAYMENT OPTIONS

Upon Written Request, the Surrender Value or all or part of the Death Proceeds may be placed under one or more of the payment options below or any other option offered by the Company. If you do not make an election, the Company will pay the benefits in a single sum. A certificate will be provided to the payee describing the payment option selected.

If a payment option is selected, the Beneficiary may pay to the Company any amount that would otherwise be deducted from the Sum Insured.

The amounts payable under a payment option for each $1,000 value applied will be the greater of:

    - the rate per $1,000 of value applied based on the Company's non-guaranteed current payment option rates for the Policies; or

    - the rate in the Policy for the applicable payment option.

The following payment options are currently available. The amounts payable under these options are paid from the General Account. None is based on the investment experience of the Variable Account.

    Option A:  PAYMENTS FOR A SPECIFIED NUMBER OF YEARS. The Company will make equal payments for any selected number of years (not greater than 30). Payments may be made annually, semi-annually, quarterly or monthly.

    Option B:  LIFETIME MONTHLY PAYMENTS. Payments are based on the payee's age on the date the first payment will be made. One of three variations may be chosen. Depending upon this choice, payments will end:

          (1)  upon the death of the payee, with no further payments due
               (Life Annuity), or

          (2) upon the death of the payee, but not before the sum of the payments made first equals or exceeds the amount applied under this option (Life Annuity with Installment Refund),

          (3) upon the death of the payee, but not before a selected period (5, 10 or 20 years) has elapsed (Life Annuity with Period Certain).

    Option C:  INTEREST PAYMENTS. The Company will pay interest at a rate determined by the Company each year but which will not be less than 3.5%. Payments may be made annually, semi-annually, quarterly or monthly. Payments will end when the amount left with the Company has been withdrawn. Payments will not continue, however, after the death of the payee.
               Any unpaid balance plus accrued interest will be paid in a lump sum.

    Option D:  PAYMENTS FOR A SPECIFIED AMOUNT. Payments will be made until the unpaid balance is exhausted. Interest will be credited to the unpaid balance. The rate of interest will be determined by the Company each year but will not be less than 3.5%. Payments may be made annually, semi-annually, quarterly or monthly. The payment level selected must provide for the payment each year of at least 8% of the amount applied.

    Option E:  LIFETIME MONTHLY PAYMENTS FOR TWO PAYEES. One of three variations may be chosen. After the death of one payee, payments will continue to the survivor:

          (1)  in the same amount as the original amount;

          (2)  in an amount equal to two-thirds of the original amount; or

          (3)  in an amount equal to one-half-half of the original amount.

Payments under Option E are based on the payees' ages on the date the first payment is due. Payments will end upon the death of the surviving payee.

SELECTION OF PAYMENT OPTIONS

The amount applied under any one option for any one payee must be at least $5,000. The periodic payment for any one payee must be at least $50.

Subject to your and/or the Beneficiary's provision, any option selection may be changed before the Death Proceeds become payable. If you make no selection, the Beneficiary may select an option when the Death Proceeds becomes payable.

If the amount of monthly income payments under Option B(3) for the attained age of the payee are the same for different periods certain, the Company will deem an election to have been made for the longest period certain which could have been elected for such age and amount.

You may give the Beneficiary the right to change from Option C or D to any other option at any time. If the payee selects Option C or D when this Policy becomes a claim, the right may be reserved to change to any other option. The payee who elects to change options must be a payee under the option selected.

ADDITIONAL DEPOSITS

An additional deposit may be made to any proceeds when they are applied under Option B or E. A charge not to exceed 3% will be made. The Company may limit the amount of this deposit.

RIGHTS AND LIMITATIONS

A payee does not have the right to assign any amount payable under any option. A payee does not have the right to commute any amount payable under Option B or E. A payee will have the right to commute any amount payable under Option A only if the right is reserved in the Written Request selecting the option. If the right to commute is exercised, the commuted values will be computed at the interest rates used to calculate the benefits. The amount left under Option C, and any unpaid balance under Option D, may be withdrawn by the payee only as set forth in the Written Request selecting the option.

A corporation or fiduciary payee may select only option A, C or D. Such selection will be subject to the consent of the Company.

PAYMENT DATES

The first payment under any option, except Option C, will be due on the date the Policy matures by death or otherwise, unless another date is designated. Payments under Option C begin at the end of the first payment period.

The last payment under any option will be made as stated in the description of that option. However, should a payee under Option B or E die prior to the due date of the second monthly payment, the amount applied less the first monthly payment will be paid in a lump sum or under any option other than Option E. A lump sum payment will be made to the surviving payee under Option E or the succeeding payee under Option B.

                                   APPENDIX C
                  ILLUSTRATIONS OF SUM INSURED, POLICY VALUES
                            AND ACCUMULATED PREMIUMS

The tables illustrate the way in which a Policy's Sum Insured and Policy Value could vary over an extended period of time.

ASSUMPTIONS

The tables illustrate a Policy issued to a male, Age 30, under a standard Premium Class and qualifying for the non-smoker discount, and a Policy issued to a male, Age 45, under a standard Premium Class and qualifying for the non-smoker discount. In each case, one table illustrates the guaranteed cost of insurance rates and the other table illustrates the current cost of insurance rates as presently in effect.

The tables assume that no Policy loans have been made, that you have not requested an increase or decrease in the initial Face Amount, that no partial withdrawals have been made, and that no transfers above 12 have been made in any Policy year (so that no transaction or transfer charges have been incurred).

The tables assume that all premiums are allocated to and remain in the VEL Account for the entire period shown. The tables are based on hypothetical gross investment rates of return for the Underlying Fund (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross (after tax) annual rates of 0%, 6%, and 12%. The second column of the tables shows the amount which would accumulate if an amount equal to the premiums paid were invested each year to earn interest (after taxes) at 5% compounded annually.

The Policy Values and Death Proceeds would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below such averages for individual Policy years. The values would also be different depending on the allocation of a Policy's total Policy Value among the Sub-Accounts of the VEL Account, if the actual rates of return averaged 0%, 6% or 12%, but the rates of each Underlying Fund varied above and below such averages.

DEDUCTIONS FOR CHARGES

The amounts shown for the Death Proceeds and Policy Values take into account the deduction from premium for the premium tax charge, the Monthly Deduction from Policy Value, and the daily charge against the VEL Account for mortality and expense risks. In the Current Cost of Insurance Tables, the mortality and expense risk charge is illustrated as equivalent to an effective annual rate of 0.50%. In the Guaranteed Cost of Insurance Tables, the mortality and expense risk charge is equivalent to an effective annual rate of 0.90%.

EXPENSES OF THE UNDERLYING FUNDS

The amounts shown in the tables also take into account the Underlying Fund advisory fees and operating expenses, which are assumed to be at an annual rate of 0.95% of the average daily net assets of the Underlying Funds. The actual fees and expenses of each Underlying Fund vary and, in 2001 ranged from an annual rate of 0.28% to an annual rate of 1.84% of average daily net assets. The fees and expenses associated with your Policy may be more or less than 0.95% in the aggregate, depending upon how you make allocations of Policy Value among the Sub-Accounts.



Through December 31, 2002, Allmerica Financial Investment Management
Services, Inc. ("AFIMS") has declared a voluntary expense limitation of 1.50% of average net assets for AIT Select International Equity Fund, 1.35% for AIT Select Aggressive Growth Fund and AIT Select Capital Appreciation Fund, 1.25% for AIT Select Value Opportunity Fund, 1.20% for AIT Select Growth Fund, AIT Select Strategic Growth Fund, and AIT Core Equity Fund, 1.10% for AIT Select Growth and Income Fund, 1.00% for AIT Select Strategic Income Fund, AIT Select Investment Grade Income Fund, and AIT Government Bond Fund, and 0.60% for

AIT Equity Index Fund and AIT Money Market Fund. The total operating expenses of the funds were less than their respective expense limitations throughout 2001. In addition, through December 31, 2002, AFIMS has agreed to voluntarily waive its management fee to the extent that expenses of the AIT Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets, except that such waiver shall not exceed the net amount of management fees earned by AFIMS from the Fund after subtracting fees paid by AFIMS to a sub-advisor. Through December 31, 2002, the AIT Select Value Opportunity Fund's management fee rate has been voluntarily limited to an annual rate of 0.90% of average daily net assets, and total expenses are limited to 1.25% of average daily net assets. The declaration of a voluntary management fee or expense limitation in any year does not bind AFIMS to declare future expense limitations with respect to these Funds. The limitations may be terminated at anytime.



Effective May 1, 2002 through April 30, 2003, the investment advisor for the Delaware VIP International Value Equity Series, Delaware International Advisers Ltd., ("DIAL") has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses will not exceed 1.00%. Without such arrangement, the total operating expenses for the fiscal year 2001 were 1.01% for Delaware VIP International Value Equity Series. The waiver or reimbursement does not bind the investment advisor to declare future waivers or reimbursements in the future.



For the Fidelity VIP II Index 500 Portfolio, FMR has voluntarily agreed to reimburse the class to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions and extraordinary expenses) exceed 0.28%. This arrangement can be discontinued by the fund's manager at any time. Absent this reimbursement, the management fee, other expenses and total annual expenses in 2001 would have been 0.24%, 0.11% and 0.35%, respectively.



For FT VIP Franklin Small Cap Fund, the managers have agreed in advance to make estimated reductions of 0.08% of their fees to reflect reduced services resulting from the Funds' investments in a Franklin Templeton money fund. These reductions are required by the Funds' Board of Trustees and an order by the Securities and Exchange Commission. Including these reductions, the total annual fund operating expenses are estimated to be 1.01%.


The Underlying Fund information above was provided by the Underlying Funds and was not independently verified by the Company.

NET ANNUAL RATES OF INVESTMENT

In the Current Cost of Insurance Tables, taking into account the 0.50% charge to the VEL Account and the assumed 0.95% charge for Underlying Fund advisory fees and operating expenses, the gross annual rates of investment return of 0%, 6% and 12% correspond to net annual rates of -1.45%, 4.55% and 10.55%, respectively. In the Guaranteed Cost of Insurance Tables, taking into account the guaranteed 0.90% charge to the VEL Account and the assumed 0.95% charge for Underlying Fund advisory fees and operating expenses, the gross annual rates of investment return of 0%, 6% and 12% correspond to net annual rates of -1.85%, 4.15% and 10.15%, respectively.


The hypothetical returns shown in the table do not reflect any charges for income taxes against the VEL Account since no charges are currently made. If in the future, however, such charges are made in order to produce illustrated death benefits and cash values, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges.

UPON REQUEST, THE COMPANY WILL PROVIDE A COMPARABLE ILLUSTRATION BASED UPON THE PROPOSED INSURED'S AGE, SEX, AND UNDERWRITING CLASSIFICATION, AND THE REQUESTED FACE AMOUNT, SUM INSURED OPTION, AND RIDERS.

TO CHOOSE THE SUB-ACCOUNTS WHICH BEST WILL MEET YOUR NEEDS AND OBJECTIVES, CAREFULLY READ THE PROSPECTUSES OF THE UNDERLYING FUNDS ALONG WITH THIS PROSPECTUS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                       VARI-EXCEPTIONAL LIFE PLUS POLICY

                                                               NON-SMOKER AGE 45
                                                SPECIFIED FACE AMOUNT = $250,000
                                                            SUM INSURED OPTION 1
                       CURRENT COST OF INSURANCE CHARGES


            PREMIUMS        HYPOTHETICAL 0%              HYPOTHETICAL 6%              HYPOTHETICAL 12%
            PAID PLUS   GROSS INVESTMENT RETURN      GROSS INVESTMENT RETURN      GROSS INVESTMENT RETURN
            INTEREST  ---------------------------- ---------------------------- ----------------------------
   POLICY     AT 5%   SURRENDER   POLICY    DEATH  SURRENDER   POLICY    DEATH  SURRENDER  POLICY    DEATH
    YEAR    PER YEAR    VALUE   VALUE (2)  BENEFIT   VALUE   VALUE (2)  BENEFIT   VALUE   VALUE (2) BENEFIT
 ---------- --------- --------- ---------- ------- --------- ---------- ------- --------- --------- --------
     1         4,410      171      3,513   250,000      400     3,742   250,000      629     3,971  250,000
     2         9,041    3,605      6,947   250,000    4,284     7,626   250,000    4,991     8,333  250,000
     3        13,903    6,958     10,300   250,000    8,314    11,656   250,000    9,782    13,124  250,000
     4        19,008   10,362     13,570   250,000   12,627    15,835   250,000   15,181    18,389  250,000
     5        24,368   13,950     16,757   250,000   17,364    20,171   250,000   21,371    24,178  250,000
     6        29,996   17,453     19,859   250,000   22,263    24,669   250,000   28,141    30,547  250,000
     7        35,906   20,865     22,870   250,000   27,323    29,329   250,000   35,547    37,552  250,000
     8        42,112   24,185     25,790   250,000   32,555    34,159   250,000   43,659    45,263  250,000
     9        48,627   27,414     28,617   250,000   37,964    39,167   250,000   52,556    53,760  250,000
     10       55,469   30,545     31,347   250,000   43,555    44,357   250,000   62,322    63,124  250,000
     11       62,652   33,977     33,977   250,000   49,735    49,735   250,000   73,453    73,453  250,000
     12       70,195   36,471     36,471   250,000   55,278    55,278   250,000   84,828    84,828  250,000
     13       78,114   38,823     38,823   250,000   60,992    60,992   250,000   97,369    97,369  250,000
     14       86,430   41,040     41,040   250,000   66,894    66,894   250,000  111,221   111,221  250,000
     15       95,161   43,110     43,110   250,000   72,986    72,986   250,000  126,539   126,539  250,000
     16      104,330   45,021     45,021   250,000   79,272    79,272   250,000  143,497   143,497  250,000
     17      113,956   46,796     46,796   250,000   85,788    85,788   250,000  162,317   162,317  250,000
     18      124,064   48,421     48,421   250,000   92,540    92,540   250,000  183,227   183,227  250,000
     19      134,677   49,882     49,882   250,000   99,538    99,538   250,000  206,490   206,490  256,048
     20      145,821   51,164     51,164   250,000  106,792   106,792   250,000  232,223   232,223  283,313
   Age 60     95,161   43,110     43,110   250,000   72,986    72,986   250,000  126,539   126,539  250,000
   Age 65    145,821   51,164     51,164   250,000  106,792   106,792   250,000  232,223   232,223  283,313
   Age 70    210,477   53,931     53,931   250,000  147,272   147,272   250,000  406,106   406,106  471,083
   Age 75    292,995   48,382     48,382   250,000  197,677   197,677   250,000  690,017   690,017  738,318


(1) Assumes a $4,200 premium is paid at the beginning of each Policy year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE SURRENDER VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                       VARI-EXCEPTIONAL LIFE PLUS POLICY

                                                               NON-SMOKER AGE 45
                                                SPECIFIED FACE AMOUNT = $250,000
                                                            SUM INSURED OPTION 1
                      GUARANTEED COST OF INSURANCE CHARGES


            PREMIUMS        HYPOTHETICAL 0%              HYPOTHETICAL 6%              HYPOTHETICAL 12%
            PAID PLUS   GROSS INVESTMENT RETURN      GROSS INVESTMENT RETURN      GROSS INVESTMENT RETURN
            INTEREST  ---------------------------- ---------------------------- ----------------------------
   POLICY     AT 5%   SURRENDER   POLICY    DEATH  SURRENDER   POLICY    DEATH  SURRENDER  POLICY    DEATH
    YEAR    PER YEAR    VALUE   VALUE (2)  BENEFIT   VALUE   VALUE (2)  BENEFIT   VALUE   VALUE (2) BENEFIT
 ---------- --------- --------- ---------- ------- --------- ---------- ------- --------- --------- --------
     1         4,410        0      3,163   250,000       39     3,382   250,000      258     3,600  250,000
     2         9,041    2,876      6,218   250,000    3,510     6,852   250,000    4,172     7,514  250,000
     3        13,903    5,820      9,162   250,000    7,072    10,414   250,000    8,431    11,773  250,000
     4        19,008    8,781     11,989   250,000   10,853    14,062   250,000   13,196    16,404  250,000
     5        24,368   11,894     14,701   250,000   14,993    17,800   250,000   18,642    21,449  250,000
     6        29,996   14,887     17,293   250,000   19,223    21,629   250,000   24,541    26,948  250,000
     7        35,906   17,748     19,754   250,000   23,534    25,539   250,000   30,931    32,936  250,000
     8        42,112   20,470     22,075   250,000   27,921    29,525   250,000   37,856    39,460  250,000
     9        48,627   23,041     24,244   250,000   32,377    33,580   250,000   45,367    46,570  250,000
     10       55,469   25,447     26,249   250,000   36,892    37,694   250,000   53,517    54,319  250,000
     11       62,652   28,083     28,083   250,000   41,863    41,863   250,000   62,779    62,779  250,000
     12       70,195   29,735     29,735   250,000   46,084    46,084   250,000   72,026    72,026  250,000
     13       78,114   31,199     31,199   250,000   50,353    50,353   250,000   82,151    82,151  250,000
     14       86,430   32,466     32,466   250,000   54,670    54,670   250,000   93,262    93,262  250,000
     15       95,161   33,525     33,525   250,000   59,029    59,029   250,000  105,476   105,476  250,000
     16      104,330   34,350     34,350   250,000   63,415    63,415   250,000  118,923   118,923  250,000
     17      113,956   34,920     34,920   250,000   67,818    67,818   250,000  133,759   133,759  250,000
     18      124,064   35,199     35,199   250,000   72,214    72,214   250,000  150,161   150,161  250,000
     19      134,677   35,140     35,140   250,000   76,575    76,575   250,000  168,340   168,340  250,000
     20      145,821   34,701     34,701   250,000   80,879    80,879   250,000  188,552   188,552  250,000
   Age 60     95,161   33,525     33,525   250,000   59,029    59,029   250,000  105,476   105,476  250,000
   Age 65    145,821   34,701     34,701   250,000   80,879    80,879   250,000  188,552   188,552  250,000
   Age 70    210,477   25,389     25,389   250,000  100,975   100,975   250,000  325,758   325,758  377,879
   Age 75    292,995        0          0         0  115,725   115,725   250,000  543,918   543,918  581,992


(1) Assumes a $4,200 premium is paid at the beginning of each Policy year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE SURRENDER VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                       VARI-EXCEPTIONAL LIFE PLUS POLICY

                                                               NON-SMOKER AGE 30
                                                 SPECIFIED FACE AMOUNT = $75,000
                                                            SUM INSURED OPTION 2
                       CURRENT COST OF INSURANCE CHARGES


            PREMIUMS        HYPOTHETICAL 0%              HYPOTHETICAL 6%                HYPOTHETICAL 12%
            PAID PLUS   GROSS INVESTMENT RETURN      GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN
            INTEREST  ---------------------------- ---------------------------- --------------------------------
   POLICY     AT 5%   SURRENDER   POLICY    DEATH  SURRENDER   POLICY    DEATH  SURRENDER    POLICY     DEATH
    YEAR    PER YEAR    VALUE   VALUE (2)  BENEFIT   VALUE   VALUE (2)  BENEFIT   VALUE    VALUE (2)   BENEFIT
 ---------- --------- --------- ---------- ------- --------- ---------- ------- ---------- ---------- ----------
     1         1,470      398      1,225    76,225      476     1,303    76,303       554      1,381     76,381
     2         3,014    1,604      2,431    77,431    1,837     2,664    77,664     2,080      2,907     77,907
     3         4,634    2,792      3,619    78,619    3,259     4,086    79,086     3,765      4,592     79,592
     4         6,336    3,993      4,787    79,787    4,777     5,571    80,571     5,659      6,453     81,453
     5         8,123    5,240      5,935    80,935    6,425     7,119    82,119     7,812      8,507     83,507
     6         9,999    6,468      7,064    82,064    8,140     8,736    83,736    10,179     10,774     85,774
     7        11,969    7,676      8,172    83,172    9,925    10,422    85,422    12,781     13,277     88,277
     8        14,037    8,863      9,260    84,260   11,783    12,180    87,180    15,642     16,039     91,039
     9        16,209   10,029     10,327    85,327   13,714    14,012    89,012    18,789     19,087     94,087
     10       18,490   11,174     11,372    86,372   15,723    15,921    90,921    22,251     22,449     97,449
     11       20,884   12,396     12,396    87,396   17,911    17,911    92,911    26,160     26,160    101,160
     12       23,398   13,397     13,397    88,397   19,983    19,983    94,983    30,254     30,254    105,254
     13       26,038   14,376     14,376    89,376   22,142    22,142    97,142    34,771     34,771    109,771
     14       28,810   15,331     15,331    90,331   24,390    24,390    99,390    39,756     39,756    114,756
     15       31,720   16,264     16,264    91,264   26,730    26,730   101,730    45,257     45,257    120,257
     16       34,777   17,173     17,173    92,173   29,167    29,167   104,167    51,327     51,327    126,327
     17       37,985   18,058     18,058    93,058   31,703    31,703   106,703    58,026     58,026    133,026
     18       41,355   18,918     18,918    93,918   34,342    34,342   109,342    65,419     65,419    140,419
     19       44,892   19,753     19,753    94,753   37,087    37,087   112,087    73,578     73,578    148,578
     20       48,607   20,561     20,561    95,561   39,943    39,943   114,943    82,583     82,583    157,734
   Age 60     97,665   26,800     26,800   101,800   75,238    75,238   150,238   243,498    243,498    326,287
   Age 65    132,771   28,075     28,075   103,075   97,912    97,912   172,912   406,552    406,552    495,993
   Age 70    177,576   27,354     27,354   102,354  124,050   124,050   199,050   671,971    671,971    779,487
   Age 75    234,759   23,613     23,613    98,613  153,153   153,153   228,153 1,105,292  1,105,292  1,182,663


(1) Assumes a $1,400 premium is paid at the beginning of each Policy year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE SURRENDER VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                       VARI-EXCEPTIONAL LIFE PLUS POLICY

                                                               NON-SMOKER AGE 30
                                                 SPECIFIED FACE AMOUNT = $75,000
                                                            SUM INSURED OPTION 2
                      GUARANTEED COST OF INSURANCE CHARGES


            PREMIUMS        HYPOTHETICAL 0%              HYPOTHETICAL 6%              HYPOTHETICAL 12%
            PAID PLUS   GROSS INVESTMENT RETURN      GROSS INVESTMENT RETURN       GROSS INVESTMENT RETURN
            INTEREST  ---------------------------- ---------------------------- -----------------------------
   POLICY     AT 5%   SURRENDER   POLICY    DEATH  SURRENDER   POLICY    DEATH  SURRENDER  POLICY     DEATH
    YEAR    PER YEAR    VALUE   VALUE (2)  BENEFIT   VALUE   VALUE (2)  BENEFIT   VALUE   VALUE (2)  BENEFIT
 ---------- --------- --------- ---------- ------- --------- ---------- ------- --------- --------- ---------
     1         1,470      349      1,176   76,176       426     1,253    76,253      503      1,330    76,330
     2         3,014    1,502      2,329   77,329     1,728     2,555    77,555    1,965      2,792    77,792
     3         4,634    2,630      3,457   78,457     3,083     3,910    78,910    3,573      4,400    79,400
     4         6,336    3,768      4,562   79,562     4,523     5,317    80,317    5,374      6,168    81,168
     5         8,123    4,946      5,641   80,641     6,082     6,777    81,777    7,415      8,109    83,109
     6         9,999    6,100      6,695   81,695     7,697     8,293    83,293    9,647     10,243    85,243
     7        11,969    7,227      7,723   82,723     9,368     9,864    84,864   12,090     12,586    87,586
     8        14,037    8,327      8,724   83,724    11,097    11,494    86,494   14,762     15,159    90,159
     9        16,209    9,400      9,698   84,698    12,883    13,180    88,180   17,685     17,983    92,983
     10       18,490   10,444     10,643   85,643    14,728    14,926    89,926   20,883     21,082    96,082
     11       20,884   11,559     11,559   86,559    16,734    16,734    91,734   24,484     24,484    99,484
     12       23,398   12,445     12,445   87,445    18,602    18,602    93,602   28,217     28,217   103,217
     13       26,038   13,301     13,301   88,301    20,534    20,534    95,534   32,315     32,315   107,315
     14       28,810   14,127     14,127   89,127    22,531    22,531    97,531   36,813     36,813   111,813
     15       31,720   14,922     14,922   89,922    24,595    24,595    99,595   41,752     41,752   116,752
     16       34,777   15,684     15,684   90,684    26,726    26,726   101,726   47,172     47,172   122,172
     17       37,985   16,413     16,413   91,413    28,926    28,926   103,926   53,122     53,122   128,122
     18       41,355   17,108     17,108   92,108    31,196    31,196   106,196   59,655     59,655   134,655
     19       44,892   17,768     17,768   92,768    33,537    33,537   108,537   66,826     66,826   141,826
     20       48,607   18,391     18,391   93,391    35,950    35,950   110,950   74,699     74,699   149,699
   Age 60     97,665   21,905     21,905   96,905    63,763    63,763   138,763  210,774    210,774   285,774
   Age 65    132,771   20,869     20,869   95,869    79,486    79,486   154,486  343,651    343,651   419,254
   Age 70    177,576   16,436     16,436   91,436    94,734    94,734   169,734  553,867    553,867   642,485
   Age 75    234,759    6,604      6,604   81,604   106,769   106,769   181,769  886,643    886,643   961,643


(1) Assumes a $1,400 premium is paid at the beginning of each Policy year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE SURRENDER VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                       VARI-EXCEPTIONAL LIFE PLUS POLICY

                                                               NON-SMOKER AGE 45
                                                SPECIFIED FACE AMOUNT = $250,000
                                                            SUM INSURED OPTION 3
                       CURRENT COST OF INSURANCE CHARGES


            PREMIUMS        HYPOTHETICAL 0%              HYPOTHETICAL 6%                HYPOTHETICAL 12%
            PAID PLUS   GROSS INVESTMENT RETURN      GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN
            INTEREST  ---------------------------- ---------------------------- --------------------------------
   POLICY     AT 5%   SURRENDER   POLICY    DEATH  SURRENDER   POLICY    DEATH  SURRENDER    POLICY     DEATH
    YEAR    PER YEAR    VALUE   VALUE (2)  BENEFIT   VALUE   VALUE (2)  BENEFIT   VALUE    VALUE (2)   BENEFIT
 ---------- --------- --------- ---------- ------- --------- ---------- ------- ---------- ---------- ----------
     1        13,818     8,750    12,092   250,000    9,501    12,843   250,000    10,252     13,594    250,000
     2        28,327    20,604    23,946   250,000   22,862    26,204   250,000    25,210     28,552    250,000
     3        43,561    32,218    35,560   250,000   36,755    40,098   250,000    41,663     45,005    250,000
     4        59,557    43,719    46,927   250,000   51,327    54,535   250,000    59,887     63,095    250,000
     5        76,353    55,239    58,046   250,000   66,726    69,533   250,000    80,174     82,982    250,000
     6        93,989    66,504    68,911   250,000   82,698    85,104   250,000   102,428    104,834    280,956
     7       112,506    77,503    79,508   250,000   99,245   101,250   263,251   126,824    128,829    334,956
     8       131,950    88,230    89,834   250,000  116,382   117,986   297,325   153,565    155,170    391,027
     9       152,365    98,680    99,883   250,000  134,116   135,319   330,179   182,869    184,072    449,136
     10      173,801   108,841   109,643   259,854  152,451   153,253   363,210   214,963    215,765    511,363
     11      196,309   119,102   119,102   273,933  171,788   171,788   395,113   250,496    250,496    576,140
     12      219,943   128,191   128,191   285,865  190,856   190,856   425,609   288,446    288,446    643,235
     13      244,758   136,892   136,892   295,686  210,438   210,438   454,547   329,873    329,873    712,525
     14      270,814   145,205   145,205   304,930  230,536   230,536   484,125   375,078    375,078    787,664
     15      298,173   153,100   153,100   312,323  251,110   251,110   512,264   424,334    424,334    865,641
     16      326,899   160,544   160,544   319,482  272,112   272,112   541,503   477,918    477,918    951,056
     17      357,062   167,575   167,575   323,420  293,579   293,579   566,608   536,247    536,247  1,034,957
     18      388,733   174,160   174,160   327,421  315,457   315,457   593,059   599,638    599,638  1,127,320
     19      421,988   180,261   180,261   329,878  337,675   337,675   617,945   668,402    668,402  1,223,176
     20      456,905   185,841   185,841   330,797  360,154   360,154   641,074   742,848    742,848  1,322,269
   Age 60    298,173   153,100   153,100   312,323  251,110   251,110   512,264   424,334    424,334    865,641
   Age 65    456,905   185,841   185,841   330,797  360,154   360,154   641,074   742,848    742,848  1,322,269
   Age 70    659,493   203,695   203,695   321,838  471,393   471,393   744,801 1,206,990  1,206,990  1,907,045
   Age 75    918,052   200,950   200,950   285,350  565,594   565,594   803,144 1,830,343  1,830,343  2,599,087


(1) Assumes a $13,160 premium is paid at the beginning of each Policy year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE SURRENDER VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                       VARI-EXCEPTIONAL LIFE PLUS POLICY

                                                               NON-SMOKER AGE 45
                                                SPECIFIED FACE AMOUNT = $250,000
                                                            SUM INSURED OPTION 3
                      GUARANTEED COST OF INSURANCE CHARGES


            PREMIUMS        HYPOTHETICAL 0%               HYPOTHETICAL 6%                 HYPOTHETICAL 12%
            PAID PLUS   GROSS INVESTMENT RETURN       GROSS INVESTMENT RETURN         GROSS INVESTMENT RETURN
            INTEREST  ---------------------------- ------------------------------ --------------------------------
   POLICY     AT 5%   SURRENDER   POLICY    DEATH  SURRENDER   POLICY     DEATH   SURRENDER    POLICY     DEATH
    YEAR    PER YEAR    VALUE   VALUE (2)  BENEFIT   VALUE   VALUE (2)   BENEFIT    VALUE    VALUE (2)   BENEFIT
 ---------- --------- --------- ---------- ------- --------- ---------- --------- ---------- ---------- ----------
     1        13,818     8,344    11,686   273,372    9,083    12,425     274,851     9,823     13,165    276,330
     2        28,327    19,709    23,051   296,102   21,911    25,253     300,507    24,203     27,545    305,091
     3        43,561    30,748    34,090   318,180   35,145    38,487     326,975    39,905     43,247    336,494
     4        59,557    41,584    44,793   339,585   48,914    52,123     354,245    57,167     60,376    370,751
     5        76,353    52,350    55,157   360,314   63,355    66,162     382,324    76,248     79,056    408,111
     6        93,989    62,768    65,175   380,349   78,195    80,601     411,202    97,007     99,413    448,827
     7       112,506    72,819    74,824   399,648   93,414    95,420     440,839   119,562    121,568    493,135
     8       131,950    82,485    84,089   418,178  108,996   110,600     471,200   144,046    145,651    541,301
     9       152,365    91,743    92,946   435,892  124,910   126,113     502,226   170,588    171,791    593,582
     10      173,801   100,565   101,367   452,734  141,120   141,922     533,843   199,315    200,117    650,234
     11      196,309   109,335   109,335   468,670  157,995   157,995     565,989   230,771    230,771    711,542
     12      219,943   116,828   116,828   483,656  174,292   174,292     598,585   263,895    263,895    777,791
     13      244,758   123,826   123,826   497,652  190,771   190,771     631,541   299,632    299,632    849,265
     14      270,814   130,312   130,312   510,623  207,385   207,385     664,770   338,131    338,131    926,261
     15      298,173   136,261   136,261   522,522  224,076   224,076     698,152   379,527    379,527  1,009,053
     16      326,899   141,623   141,623   533,246  240,745   240,745     731,490   423,902    423,902  1,097,803
     17      357,062   146,360   146,360   542,720  257,296   257,296     764,592   471,338    471,338  1,192,676
     18      388,733   150,406   150,406   550,813  273,589   273,589     797,179   521,841    521,841  1,293,683
     19      421,988   153,684   153,684   557,368  289,450   289,450     828,900   575,341    575,341  1,400,682
     20      456,905   156,124   156,124   562,249  304,700   304,700     859,400   631,727    631,727  1,513,454
   Age 60    298,173   136,261   136,261   522,522  224,076   224,076     698,152   379,527    379,527  1,009,053
   Age 65    456,905   156,124   156,124   562,249  304,700   304,700     859,400   631,727    631,727  1,513,454
   Age 70    659,493   154,347   154,347   558,694  365,768   365,768     981,536   950,058    950,058  2,150,115
   Age 75    918,052   123,956   123,956   497,911  378,973   378,973   1,007,947 1,275,509  1,275,509  2,801,017


(1) Assumes a $13,160 premium is paid at the beginning of each Policy year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE SURRENDER VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   APPENDIX D
                    CALCULATION OF MAXIMUM SURRENDER CHARGES

A separate surrender charge may be calculated upon issuance of the Policy and upon each increase in the Face Amount. The maximum surrender charge calculated upon issuance of the Policy is equal to $8.50 per thousand dollars of the initial Face Amount plus 30% of the Guideline Annual Premium. The maximum surrender charge for an increase in the Face Amount is $8.50 per thousand dollars of increase, plus 30% of the Guideline Annual Premium for the increase. The calculation may be summarized in the following formula:

Maximum surrender charge = (8.5 x Face Amount) + (0.3 x Guideline Annual
Premium)

                              -------------------
                                      1000

In accordance with limitations under state insurance regulations, the amount of the maximum surrender charges at certain Ages will not exceed a specified amount per $1,000 of initial Face Amount (or increase in Face Amount) as shown below.

The maximum surrender charge remains level for the first 44 Policy months, reduces by 1% per month for the next 76 Policy months, and is zero thereafter. The actual surrender charge imposed may be less than the maximum. The actual surrender charge imposed will be the lesser of either the maximum surrender charge or the sum of $8.50 per thousand dollars of Face Amount plus 30% of premiums paid which are associated with the initial Face Amount or increase, as applicable.

The Factors used in calculating the maximum surrender charges vary with the issue Age and Premium Class (Smoker) as indicated in the table below.

                MAXIMUM SURRENDER CHARGE PER $1,000 FACE AMOUNT

 Age at                       Age at
issue or   Unisex    Unisex  issue or   Unisex    Unisex
increase  Nonsmoker  Smoker  increase  Nonsmoker  Smoker
--------  ---------  ------  --------  ---------  ------

   0                  7.53      41       12.88    14.18
   1                  7.54      42       13.08    14.46
   2                  7.66      43       13.30    14.75
   3                  7.79      44       13.53    15.05
   4                  7.93      45       13.77    15.37
   5                  8.08      46       14.03    15.71
   6                  8.24      47       14.31    16.07
   7                  8.40      48       14.60    16.45
   8                  8.57      49       14.91    16.85
   9                  8.76      50       15.24    17.27
   10                 8.96      51       15.59    17.72
   11                 9.16      52       15.97    18.20
   12                 9.38      53       16.37    18.70
   13                 9.60      54       16.80    19.23
   14                 9.83      55       17.25    19.80
   15                10.07      56       17.73    20.39
   16                10.30      57       18.25    21.01
   17                10.53      58       18.80    21.68
   18       9.91     10.77      59       19.39    22.38
   19       10.06    10.84      60       20.02    23.14

 Age at                       Age at
issue or   Unisex    Unisex  issue or   Unisex    Unisex
increase  Nonsmoker  Smoker  increase  Nonsmoker  Smoker
--------  ---------  ------  --------  ---------  ------
   20       10.22     .92       61       20.70    23.94
   21       10.39    10.99      62       21.42    24.79
   22       10.57    11.08      63       22.20    25.70
   23       10.64    11.16      64       23.04    26.66
   24       10.71    11.26      65       23.93    27.67
   25       10.78    11.36      66       24.88    28.74
   26       10.86    11.46      67       25.90    29.87
   27       10.95    11.58      68       27.00    31.07
   28       11.04    11.70      69       28.18    32.35
   29       11.14    11.83      70       29.46    33.73
   30       11.24    11.97      71       30.85    35.21
   31       11.35    12.12      72       32.33    36.79
   32       11.47    12.28      73       33.94    38.48
   33       11.59    12.44      74       35.66    40.26
   34       11.72    12.62      75       37.50    42.14
   35       11.86    12.81      76       39.46    44.11
   36       12.01    13.01      77       41.56    45.84
   37       12.16    13.22      78       43.82    45.59
   38       12.32    13.44      79       44.20    45.31
   39       12.50    13.67      80       43.88    45.02
   40       12.68    13.92

                                    EXAMPLES

For the purposes of these examples, assume that a male, Age 45 non-smoker purchases a $100,000 Policy. In this example the Guideline Annual Premium ("GAP") equals $1,682.90. The maximum surrender charge at issue is calculated as follows:

    (1)  Deferred Administrative Charge                            $850.00
         ($8.50/$1,000 of Face Amount)

    (2)  Deferred Sales Charge                                     $504.87
         (30% of GAP)

           Maximum Surrender Charge                              $1,354.87

The actual surrender charge is the smaller of the maximum surrender charge and the following sum:

    (1)  Deferred Administrative Charge                            $850.00
         ($8.50/$1,000 of Face Amount)

    (2)  Deferred Sales Charge                                      Varies
         (30% of Premiums Paid associated with the initial
         face amount)
                                                             -------------

                                                                    Sum of
                                                               (1) and (2)

The maximum surrender charge is $1,354.87. All premiums are associated with the initial face amount unless the Face Amount is increased.

Example 1:

Assume the Policyowner surrenders the Policy in the tenth Policy month, having paid total premiums of $1,500. The actual surrender charge would be $1,300. If, instead of $1,500, he had paid total premiums of $1,682.90 or greater, the actual surrender charge would be $1,354.87.

Example 2:

Assume the Policyowner surrenders the Policy in the 54th month, having paid total premiums of $1,500. After the 44th Policy month, the maximum surrender charge decreases by 1% per month ($13,5487 per month in this example). In this example the maximum surrender charge would be $1,219.38. The actual surrender charge is $1,219.38. If instead of $1,500, he had paid total premiums of less than $1,231.27, the actual surrender charge would be less than $1,219.38.

Example 3:

This example illustrates the calculation of the surrender charge for an increase. A separate surrender charge is calculated when the Face Amount of the Policy is increased. Assume our sample Policyowner increases his Face Amount to $250,000 on the 25th monthly payment date at Age 47. In this example the Guideline Annual Premium for the increase is $2,681.26.

The maximum surrender charge for the increase is $2,109.49 as calculated below:

    (1)  Deferred Administrative Charge                          $1,275.00
         ($8.50/$1,000 of Face Amount)

    (2)  Deferred Sales Charge                                     $804.38
         (30% of Guideline Annual Premium for the increase)

           Maximum Surrender Charge                              $2,079.38

The actual surrender charge for the increase is the smaller of the maximum surrender charge for the increase and the following sum:

    (1)  Deferred Administrative Charge                          $1,275.00

    (2)  Deferred Sales Charge                                      Varies
         (30% of the Policy value, on the effective date of
         the increase,associated with the increase)

    (3)  (30% of Premiums paid associated the increase)             Varies
                                                             -------------

                                                  Sum of (1), (2), and (3)

To calculate the actual surrender charges, premium and accumulated value must be allocated between the initial face amount and the increase. This is done as follows:

(1) Premium is allocated to the initial face amount if it is received before an application for an increase.

(2) Premium is associated with the base Policy and the increase in proportion to their respective Guideline Annual Premiums if the premium is received after an application for an increase. In this example, 39.4% of premium ($1,740.95/$4,422.21) is allocated to the initial face amount and 60.6% of premium ($2,681.26/$4,422.21) of the Policy Value will be allocated to the increase.

(3) The Policy Value on the effective date of an increase is also allocated between the initial Face Amount and the increase in proportion to their Guideline Annual Premiums. In this example, 60.6% ($2,681.26/$4,422.21) of the Policy Value will be allocated to the increase.

Continuing the example, assume that the Policyowner has paid $1,500 of premium before and $2,000 after the effective date of the increase. Also, assume that the Policy Value of the Policy on the effective date of the increase is $1,300. The following values result when the Policy is surrendered in the 54th Policy month.

(A) Related to the Initial Face Amount

    1. The maximum surrender charge began to decrease in the 44th Policy month and now equals $1,219.38.

    2. The actual surrender charge is the lesser of $1,219.38 and the following sum.

    (a)  Deferred Administrative Charge                            $850.00

    (b)  30% of premium paid before the increase                   $450.00

    (c)  11.82% (.30 x .394) of premium paid after the             $236.40
         increase
                                                             -------------

                                                                 $1,536.40

The actual surrender charge for the initial Face Amount is thus $1,219.38.

(B) Related to the Increase in Face Amount

    3. The maximum surrender charge is $2,079.32, decreasing by 1% per month beginning in the 68th Policy month (44 months after the effective date of the increase).

    4. The actual surrender charge is the lesser of $2,079.38 and the following sum.

    (a)  Deferred Administrative Charge                          $1,275.00

    (b)  18.18% (.30 x .606) of the $1,300 Policy value on         $236.34
         the effectivedate of the increase

    (c)  18.18% of the $2,000.00 of premium paid after the         $363.60
         increase
                                                             -------------

                                                                 $1,874.94

The surrender charge for the increase in Face Amount is $1,874.94. The total surrender charge on the Policy is the sum of the surrender charge for the initial Face Amount plus the surrender charge for the increase. The total surrender charge is therefore $3,094.32 (the sum of $1,219.38 + $1,874.94).

Example 4:

This example illustrates the calculation of the charges on partial withdrawal and their impact on the surrender charge(s). In addition to the facts in Example 3, assume that a $1,000 partial withdrawal is made in the 36th Policy month. Assume that the Policy Value on the date of the partial withdrawal request was $1,500. The partial withdrawal charge is $42.50 (10% of Policy Value, $150 in this example, may be withdrawn at no charge other than the transaction charge. The balance of $850 is assessed a charge of 5%.) A transaction charge of $20 (equal to the lesser of $25 or 2% of the amount withdrawn) would also be assessed.

The maximum and actual surrender charges for the increase are reduced by the partial withdrawal charge of $42.50 (but not the transaction charge of $20). When the Policyowner surrenders the Policy in the 54th Policy month, the maximum surrender charge for the increase is $2,036.88 (the difference of $2,079.38 -- $42.50) and the actual surrender charge for the increase is $1,932.44 (the difference of $1,874.94 -- $42.50).

The total surrender charge on the Policy is $3,051.82 (the sum of $1,219.38 + $1,832.44).

                                   APPENDIX E
                            PERFORMANCE INFORMATION

The Policies were first offered to the public in 1991. The Company may advertise "Total Return" and "Average Annual Total Return" performance information based on the periods that the Sub-Accounts have been in existence (Tables IA and IB) and based on the periods that the Underlying Funds have been in existence (Tables IIA and IIB). The results for any period prior to the Policies being offered will be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Sub-Accounts, the Underlying Funds, and (Table IA and IIA) under a "representative" Policy that is surrendered at the end of the applicable period. FOR MORE INFORMATION ON CHARGES UNDER THE POLICIES, SEE CHARGES AND DEDUCTIONS.

Performance information may be compared, in reports and promotional literature, to: (1) the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), Dow Jones Industrial Average (DJIA), Shearson Lehman Aggregate Bond Index or other unmanaged indices so that investors may compare results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (2) other groups of variable life Separate Accounts or other investment products tracked by Lipper Inc., a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, such as Morningstar, Inc., who rank such investment products on overall performance or other criteria; or
(3) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Services. ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues and do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Portfolios.

The Company may provide information on various topics of interest to Policyowners and prospective Policyowners in sales literature, periodic publications or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments.


In each table below, "One-Year Total Return" refers to the total of the income generated by a Sub-Account, based on certain charges and assumptions as described in the respective tables, for the one-year period ended December 31, 2001. "Average Annual Total Return" is based on the same charges and assumptions, but reflects the hypothetical annually compounded return that would have produced the same cumulative return if the Sub-Account's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in annual performance return, they are not the same as actual year-by-year results.

                                   TABLE I(A)
                  AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT
                      FOR PERIODS ENDING DECEMBER 31, 2001
                         SINCE INCEPTION OF SUB-ACCOUNT
            NET OF ALL CHARGES AND ASSUMING SURRENDER OF THE POLICY



The following performance information is based on the periods that the Sub-Accounts have been in existence. The data is net of expenses of the Underlying Funds, all Sub-Account charges, and all Policy charges (including surrender charges) for a representative Policy. It is assumed that the Insured is male (unisex rates), Age 36, standard (nonsmoker) Premium Class, that the Face Amount of the Policy is $250,000, that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year, that ALL premiums were allocated to EACH Sub-Account individually, and that there was a full surrender of the Policy at the end of the applicable period.


                                                                                                                   10 YEARS
                                                             SUB-ACCOUNT       FOR YEAR                            OR SINCE
                                                              INCEPTION         ENDED                5             INCEPTION
                                                                DATE           12/31/01            YEARS           (IF LESS)
AIT Core Equity Fund (Service Shares)                         11/19/87             -100.00%            -3.18%             6.48%
AIT Equity Index Fund (Service Shares)                        10/25/90             -100.00%            -0.17%             8.80%
AIT Government Bond Fund (Service Shares)                     11/06/91             -100.00%            -4.66%             2.05%
AIT Money Market Fund (Service Shares)                        12/22/87             -100.00%            -5.97%             0.84%
AIT Select Aggressive Growth Fund (Service Shares)            09/17/92             -100.00%           -10.58%             5.00%
AIT Select Capital Appreciation Fund (Service Shares)         04/30/95             -100.00%             1.11%             9.34%
AIT Select Emerging Markets Fund (Service Shares)             05/27/98             -100.00%         N/A                 -29.48%
AIT Select Growth and Income Fund (Service Shares)            09/17/92             -100.00%            -5.38%             5.37%
AIT Select Growth Fund (Service Shares)                       09/17/92             -100.00%            -3.07%             5.44%
AIT Select International Equity Fund (Service Shares)         05/03/94             -100.00%            -9.03%             0.82%
AIT Select Investment Grade Income Fund (Service Shares)      12/02/87             -100.00%            -4.22%             3.17%
AIT Select Strategic Growth Fund (Service Shares)             05/27/98             -100.00%         N/A                 -46.57%
AIT Select Strategic Income Fund (Service Shares)             05/01/01           N/A                N/A                 -99.77%
AIT Select Value Opportunity Fund (Service Shares)            05/06/93              -98.43%             2.69%             9.29%
Delaware VIP International Value Equity Series                05/18/93             -100.00%            -8.06%             3.16%
Fidelity VIP Equity-Income Portfolio                          11/16/87             -100.00%            -1.29%             9.97%
Fidelity VIP Growth Portfolio                                 11/16/87             -100.00%             1.30%             9.76%
Fidelity VIP High Income Portfolio                            11/19/87             -100.00%           -33.01%             1.28%
Fidelity VIP Overseas Portfolio                               11/19/87             -100.00%            -9.09%             1.92%
Fidelity VIP II Asset Manager Portfolio                       05/11/94             -100.00%            -3.74%             3.25%
Fidelity VIP II Index 500 Portfolio                           10/15/99             -100.00%         N/A                 -52.72%
FT VIP Franklin Large Cap Growth Securities Fund (Class 2)    05/01/01           N/A                N/A                 -99.77%
FT VIP Franklin Small Cap Fund (Class 2)                      05/01/01           N/A                N/A                 -99.77%
INVESCO VIF Health Sciences Fund                              05/01/01           N/A                N/A                 -99.77%
Janus Aspen Growth Portfolio (Service Shares)                 05/01/01           N/A                N/A                 -99.77%
T. Rowe Price International Stock Portfolio                   06/25/95             -100.00%           -11.94%            -4.33%


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                   TABLE I(B)
                   SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDING DECEMBER 31, 2001
                         SINCE INCEPTION OF SUB-ACCOUNT
             EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES



The following performance information is based on the periods that the Sub-Accounts have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT MONTHLY CHARGES UNDER THE POLICY OR SURRENDER CHARGES. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year and that ALL premiums were allocated to EACH Sub-Account individually.


                                                                                                                  10 YEARS
                                                              SUB-ACCOUNT      FOR YEAR                           OR SINCE
                                                               INCEPTION         ENDED              5             INCEPTION
                                                                 DATE          12/31/01           YEARS           (IF LESS)
AIT Core Equity Fund (Service Shares)                          11/19/87             -17.29%            7.13%             9.46%
AIT Equity Index Fund (Service Shares)                         10/25/90             -12.45%            9.73%            11.67%
AIT Government Bond Fund (Service Shares)                      11/06/91               7.09%            5.86%             5.26%
AIT Money Market Fund (Service Shares)                         12/22/87               3.76%            4.75%             4.12%
AIT Select Aggressive Growth Fund (Service Shares)             09/17/92             -22.02%            0.89%             8.41%
AIT Select Capital Appreciation Fund (Service Shares)          04/30/95              -1.62%           10.84%            14.78%
AIT Select Emerging Markets Fund (Service Shares)              05/27/98              -9.58%        N/A                  -6.02%
AIT Select Growth and Income Fund (Service Shares)             09/17/92             -12.19%            5.25%             8.76%
AIT Select Growth Fund (Service Shares)                        09/17/92             -25.08%            7.22%             8.83%
AIT Select International Equity Fund (Service Shares)          05/03/94             -21.91%            2.18%             5.76%
AIT Select Investment Grade Income Fund (Service Shares)       12/02/87               7.40%            6.24%             6.31%
AIT Select Strategic Growth Fund (Service Shares)              05/27/98             -29.64%        N/A                 -17.73%
AIT Select Strategic Income Fund (Service Shares)              05/01/01           N/A              N/A                   4.20%
AIT Select Value Opportunity Fund (Service Shares)             05/06/93              12.12%           12.23%            12.85%
Delaware VIP International Value Equity Series                 05/18/93             -13.27%            2.99%             7.10%
Fidelity VIP Equity-Income Portfolio                           11/16/87              -5.43%            8.76%            12.80%
Fidelity VIP Growth Portfolio                                  11/16/87             -18.06%           11.01%            12.59%
Fidelity VIP High Income Portfolio                             11/19/87             -12.17%           -4.14%             4.53%
Fidelity VIP Overseas Portfolio                                11/19/87             -21.56%            2.13%             5.13%
Fidelity VIP II Asset Manager Portfolio                        05/11/94              -4.57%            6.65%             8.01%
Fidelity VIP II Index 500 Portfolio                            10/15/99             -12.54%        N/A                  -6.16%
FT VIP Franklin Large Cap Growth Securities Fund (Class 2)     05/01/01           N/A              N/A                 -12.19%
FT VIP Franklin Small Cap Fund (Class 2)                       05/01/01           N/A              N/A                  -6.61%
INVESCO VIF Health Sciences Fund                               05/01/01           N/A              N/A                   2.36%
Janus Aspen Growth Portfolio (Service Shares)                  05/01/01           N/A              N/A                 -20.92%
T. Rowe Price International Stock Portfolio                    06/25/95             -22.60%           -0.23%             2.66%


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                  TABLE II(A)
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 2001
                     SINCE INCEPTION OF UNDERLYING FUND(1)
            NET OF ALL CHARGES AND ASSUMING SURRENDER OF THE POLICY



The following performance information is based on the periods that the Underlying Funds have been in existence. The data is net of expenses of the Underlying Funds, all Sub-Account charges, and all Policy charges (including surrender charges) for a representative Policy. It is assumed that the Insured is male (unisex rates), Age 36, standard (nonsmoker) Premium Class, that the Face Amount of the Policy is $250,000, that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year, that ALL premiums were allocated to EACH Sub-Account individually, and that there was a full surrender of the Policy at the end of the applicable period.


                                                              UNDERLYING                                           10 YEARS
                                                              PORTFOLIO        FOR YEAR                            OR SINCE
                                                              INCEPTION         ENDED                5             INCEPTION
                                                                 DATE          12/31/01            YEARS           (IF LESS)
AIT Core Equity Fund (Service Shares)*                         04/29/85            -100.00%            -3.18%             6.48%
AIT Equity Index Fund (Service Shares)*                        09/28/90            -100.00%            -0.17%             8.80%
AIT Government Bond Fund (Service Shares)*                     08/26/91            -100.00%            -4.66%             2.05%
AIT Money Market Fund (Service Shares)*                        04/29/85            -100.00%            -5.97%             0.84%
AIT Select Aggressive Growth Fund (Service Shares)*            08/21/92            -100.00%           -10.58%             5.50%
AIT Select Capital Appreciation Fund (Service Shares)*         04/28/95            -100.00%             1.11%             9.34%
AIT Select Emerging Markets Fund (Service Shares)*             02/20/98            -100.00%         N/A                 -29.44%
AIT Select Growth and Income Fund (Service Shares)*            08/21/92            -100.00%            -5.38%             5.37%
AIT Select Growth Fund (Service Shares)*                       08/21/92            -100.00%            -3.07%             5.97%
AIT Select International Equity Fund (Service Shares)*         05/02/94            -100.00%            -9.03%             0.95%
AIT Select Investment Grade Income Fund (Service Shares)*      04/29/85            -100.00%            -4.22%             3.17%
AIT Select Strategic Growth Fund (Service Shares)*             02/20/98            -100.00%         N/A                 -42.20%
AIT Select Strategic Income Fund (Service Shares)*             07/03/00            -100.00%         N/A                 -69.44%
AIT Select Value Opportunity Fund (Service Shares)*            04/30/93             -98.43%             2.69%             9.42%
Delaware VIP International Value Equity Series                 10/29/92            -100.00%            -8.06%             3.23%
Fidelity VIP Equity-Income Portfolio                           10/09/86            -100.00%            -1.29%             9.97%
Fidelity VIP Growth Portfolio                                  10/09/86            -100.00%             1.30%             9.76%
Fidelity VIP High Income Portfolio                             09/19/85            -100.00%           -33.01%             1.28%
Fidelity VIP Overseas Portfolio                                01/28/87            -100.00%            -9.09%             1.92%
Fidelity VIP II Asset Manager Portfolio                        09/06/89            -100.00%            -3.74%             5.46%
Fidelity VIP II Index 500 Portfolio                            08/27/92            -100.00%            -0.27%             9.56%
FT VIP Franklin Large Cap Growth Securities Fund (Class 2)*    05/01/96            -100.00%             1.53%             4.58%
FT VIP Franklin Small Cap Fund (Class 2)*                      11/01/95            -100.00%             0.12%             6.46%
INVESCO VIF Health Sciences Fund                               05/22/97            -100.00%         N/A                   2.98%
Janus Aspen Growth Portfolio (Service Shares)*                 09/13/93            -100.00%            -1.93%             7.00%
T. Rowe Price International Stock Portfolio                    03/31/94            -100.00%           -11.94%            -2.12%


(1) Many of the Underlying Funds in which the Sub-Accounts invest existed prior to the date the Sub-Accounts commenced operations. In this table, the specified period is based on the inception date of each Underlying Fund rather than the inception date of the Sub-Account. As such, the table represents what the performance of a Sub-Account would have been if the Sub-Account had been both in existence and invested in the corresponding Underlying Fund since the date indicated. In that respect, these numbers are hypothetical and are not the actual performance numbers for the Sub-Accounts or the Policy.


* These funds include a charge for 12b-1 fees. For periods beyond the inception dates of the Sub-Accounts, these hypothetical performance figures are based upon the historical performance of the non 12b-1 class of shares, but adjusted to reflect the effect of the 12b-1 fee on performance.

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                  TABLE II(B)
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 2001
                     SINCE INCEPTION OF UNDERLYING FUND(1)
             EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES



The following performance information is based on the periods that the Underlying Funds have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT MONTHLY CHARGES UNDER THE POLICY OR SURRENDER CHARGES. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year and that ALL premiums were allocated to EACH Sub-Account individually.


                                                              UNDERLYING                                         10 YEARS
                                                              PORTFOLIO       FOR YEAR                           OR SINCE
                                                              INCEPTION         ENDED              5             INCEPTION
                                                                 DATE         12/31/01           YEARS           (IF LESS)
AIT Core Equity Fund (Service Shares)*                         04/29/85            -17.29%            7.13%             9.46%
AIT Equity Index Fund (Service Shares)*                        09/28/90            -12.45%            9.73%            11.67%
AIT Government Bond Fund (Service Shares)*                     08/26/91              7.09%            5.86%             5.26%
AIT Money Market Fund (Service Shares)*                        04/29/85              3.76%            4.75%             4.12%
AIT Select Aggressive Growth Fund (Service Shares)*            08/21/92            -22.02%            0.89%             8.85%
AIT Select Capital Appreciation Fund (Service Shares)*         04/28/95             -1.62%           10.84%            14.78%
AIT Select Emerging Markets Fund (Service Shares)*             02/20/98             -9.58%        N/A                  -7.96%
AIT Select Growth and Income Fund (Service Shares)*            08/21/92            -12.19%            5.25%             8.72%
AIT Select Growth Fund (Service Shares)*                       08/21/92            -25.08%            7.22%             9.29%
AIT Select International Equity Fund (Service Shares)*         05/02/94            -21.91%            2.18%             5.87%
AIT Select Investment Grade Income Fund (Service Shares)*      04/29/85              7.40%            6.24%             6.31%
AIT Select Strategic Growth Fund (Service Shares)*             02/20/98            -29.64%        N/A                 -16.74%
AIT Select Strategic Income Fund (Service Shares)*             07/03/00              6.44%        N/A                   8.03%
AIT Select Value Opportunity Fund (Service Shares)*            04/30/93             12.12%           12.23%            12.97%
Delaware VIP International Value Equity Series                 10/29/92            -13.27%            2.99%             6.80%
Fidelity VIP Equity-Income Portfolio                           10/09/86             -5.43%            8.76%            12.80%
Fidelity VIP Growth Portfolio                                  10/09/86            -18.06%           11.01%            12.59%
Fidelity VIP High Income Portfolio                             09/19/85            -12.17%           -4.14%             4.53%
Fidelity VIP Overseas Portfolio                                01/28/87            -21.56%            2.13%             5.13%
Fidelity VIP II Asset Manager Portfolio                        09/06/89             -4.57%            6.65%             8.48%
Fidelity VIP II Index 500 Portfolio                            08/27/92            -12.54%            9.64%            12.71%
FT VIP Franklin Large Cap Growth Securities Fund (Class 2)*    05/01/96            -12.40%           11.21%            12.26%
FT VIP Franklin Small Cap Fund (Class 2)*                      11/01/95            -15.67%            9.98%            12.89%
INVESCO VIF Health Sciences Fund                               05/22/97            -13.02%        N/A                  14.19%
Janus Aspen Growth Portfolio (Service Shares)*                 09/13/93            -25.28%            8.20%            10.93%
T. Rowe Price International Stock Portfolio                    03/31/94            -22.60%           -0.23%             2.98%


(1) Many of the Underlying Funds in which the Sub-Accounts invest existed prior to the date the Sub-Accounts commenced operations. In this table, the specified period is based on the inception date of each Underlying Fund rather than the inception date of the Sub-Account. As such, the table represents what the performance of a Sub-Account would have been if the Sub-Account had been both in existence and invested in the corresponding Underlying Fund since the date indicated. In that respect, these numbers are hypothetical and are not the actual performance numbers for the Sub-Accounts or the Policy.


* These funds include a charge for 12b-1 fees. These hypothetical performance figures are based upon the historical performance of the non 12b-1 class of shares, but adjusted to reflect the effect of the 12b-1 fee on performance.


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

ALLMERICA FINANCIAL
LIFE INSURANCE AND
ANNUITY COMPANY

CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2001

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of Allmerica Financial Life Insurance and Annuity Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, comprehensive income, shareholder's equity and cash flows present fairly, in all material respects, the financial position of Allmerica Financial Life Insurance and Annuity Company and its subsidiaries at December 31, 2001 and 2000, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 15, 2002

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                       CONSOLIDATED STATEMENTS OF INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                     2001    2000    1999
 -------------                                     ----    ----    ----
 REVENUES
     Premiums...................................  $  0.2  $  0.1  $  0.5
     Universal life and investment product
       policy fees..............................   363.1   382.2   328.1
     Net investment income......................   160.4   140.4   150.2
     Net realized investment losses.............    (5.9)  (15.2)   (8.7)
     Other income (Note 1)......................    79.5    88.0    38.9
                                                  ------  ------  ------
         Total revenues.........................   597.3   595.5   509.0
                                                  ------  ------  ------
 BENEFITS, LOSSES AND EXPENSES
     Policy benefits, claims and losses.........   201.2   170.1   175.6
     Policy acquisition expenses................    68.8    70.5    49.8
     Other operating expenses (Note 1)..........   225.6   197.8   151.3
     Restructuring cost.........................    --       4.6    --
                                                  ------  ------  ------
         Total benefits, losses and expenses....   495.6   443.0   376.7
                                                  ------  ------  ------
 Income before federal income taxes.............   101.7   152.5   132.3
                                                  ------  ------  ------
 FEDERAL INCOME TAX EXPENSE (BENEFIT)
     Current....................................   (12.3)  (36.7)   15.5
     Deferred...................................    40.1    69.7    30.5
                                                  ------  ------  ------
         Total federal income tax expense.......    27.8    33.0    46.0
                                                  ------  ------  ------
 Net income.....................................  $ 73.9  $119.5  $ 86.3
                                                  ======  ======  ======

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                          CONSOLIDATED BALANCE SHEETS

 DECEMBER 31,
 (IN MILLIONS, EXCEPT PER SHARE DATA)                        2001       2000
 ------------------------------------                      ---------  ---------
 ASSETS
   Investments:
     Fixed maturities at fair value (amortized cost of
       $1,994.4 and $1,262.2)............................  $ 2,001.9  $ 1,270.0
     Equity securities at fair value (cost of $42.3 and
       $41.2)............................................       35.3       35.8
     Mortgage loans......................................     --          200.1
     Policy loans........................................      192.7      185.4
     Real estate and other long-term investments.........        9.2       15.1
                                                           ---------  ---------
         Total investments...............................    2,239.1    1,706.4
                                                           ---------  ---------
   Cash and cash equivalents.............................       92.9       50.8
   Accrued investment income.............................       40.2       33.7
   Deferred policy acquisition costs.....................    1,511.2    1,344.2
   Reinsurance receivable on paid and unpaid losses,
     benefits and unearned premiums......................      302.4      280.2
   Other assets..........................................       93.6       69.3
   Separate account assets...............................   13,552.0   14,688.2
                                                           ---------  ---------
         Total assets....................................  $17,831.4  $18,172.8
                                                           =========  =========
 LIABILITIES
   Policy liabilities and accruals:
     Future policy benefits..............................  $ 2,690.5  $ 2,188.4
     Outstanding claims and losses.......................       15.5       15.6
     Unearned premiums...................................        2.3        2.5
     Contractholder deposit funds and other policy
       liabilities.......................................      165.6       42.5
                                                           ---------  ---------
         Total policy liabilities and accruals...........    2,873.9    2,249.0
                                                           ---------  ---------
   Expenses and taxes payable............................       85.8      138.6
   Reinsurance premiums payable..........................       18.3       16.4
   Deferred federal income taxes.........................      200.5      168.5
   Separate account liabilities..........................   13,552.0   14,688.2
                                                           ---------  ---------
         Total liabilities...............................   16,730.5   17,260.7
                                                           ---------  ---------
   Contingencies (Note 12)
 SHAREHOLDER'S EQUITY
   Common stock, $1,000 par value, 10,000 shares
     authorized, 2,526 and 2,526 shares, issued and
     outstanding.........................................        2.5        2.5
   Additional paid-in capital............................      553.7      423.7
   Accumulated other comprehensive (loss) income.........      (10.4)       4.7
   Retained earnings.....................................      555.1      481.2
                                                           ---------  ---------
         Total shareholder's equity......................    1,100.9      912.1
                                                           ---------  ---------
         Total liabilities and shareholder's equity......  $17,831.4  $18,172.8
                                                           =========  =========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                      2001     2000    1999
 -------------                                    --------  ------  ------
 COMMON STOCK...................................  $    2.5  $  2.5  $  2.5
                                                  --------  ------  ------

 ADDITIONAL PAID-IN CAPITAL
     Balance at beginning of period.............     423.7   423.7   407.9
     Capital contribution by parent.............     130.0    --      15.8
                                                  --------  ------  ------
     Balance at end of period...................     553.7   423.7   423.7
                                                  --------  ------  ------
 ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME
     Net unrealized appreciation (depreciation)
       on investments:
     Balance at beginning of period.............       4.7    (2.6)   24.1
     (Depreciation) appreciation during the
       period:
         Net (depreciation) appreciation on
           available-for-sale securities........      (2.4)   11.2   (41.1)
         Benefit (provision) for deferred
           federal income taxes.................       0.9    (3.9)   14.4
                                                  --------  ------  ------
                                                      (1.5)    7.3   (26.7)
                                                  --------  ------  ------
     Balance at end of period...................       3.2     4.7    (2.6)
                                                  --------  ------  ------
     Minimum pension liability:
     Balance at beginning of period
     Increase (decrease) during the period:.....     --       --      --
         Increase in minimum pension
           liability............................     (20.8)   --      --
         Benefit for deferred federal income
           taxes................................       7.2    --      --
                                                  --------  ------  ------
                                                     (13.6)   --      --
                                                  --------  ------  ------
     Balance at end of period...................     (13.6)   --      --
                                                  --------  ------  ------
     Total accumulated other comprehensive
       (loss) income............................     (10.4)    4.7    (2.6)
                                                  --------  ------  ------
 RETAINED EARNINGS
     Balance at beginning of period.............     481.2   361.7   275.4
     Net income.................................      73.9   119.5    86.3
                                                  --------  ------  ------
     Balance at end of period...................     555.1   481.2   361.7
                                                  --------  ------  ------
         Total shareholder's equity.............  $1,100.9  $912.1  $785.3
                                                  ========  ======  ======

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                  2001    2000    1999
 -------------                                 ------  ------  ------
 Net income..................................  $ 73.9  $119.5  $ 86.3
 Other comprehensive (loss) income:
     Net (depreciation) appreciation on
       available-for-sale securities.........    (2.4)   11.2   (41.1)
     Increase in minimum pension liability...   (20.8)   --      --
     Benefit (provision) for deferred federal
       income taxes..........................     8.1    (3.9)   14.4
                                               ------  ------  ------
     Other comprehensive (loss) income.......   (15.1)    7.3   (26.7)
                                               ------  ------  ------
     Comprehensive income....................  $ 58.8  $126.8  $ 59.6
                                               ======  ======  ======

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                    2001      2000     1999
 -------------                                 ----------  -------  -------
 CASH FLOWS FROM OPERATING ACTIVITIES
     Net income..............................  $    73.9   $ 119.5  $  86.3
   Adjustments to reconcile net income to net
     cash used in operating activities:
         Net realized losses/(gains).........        5.9      15.2      8.7
         Net amortization and depreciation...       (2.8)     (3.8)    (2.3)
         Deferred federal income taxes.......       40.1      69.7     30.5
         Change in deferred acquisition
           costs.............................     (167.0)   (207.0)  (169.7)
         Change in reinsurance premiums
           payable...........................        2.4      (1.2)   (31.5)
         Change in accrued investment
           income............................       (6.5)      2.3     (2.5)
         Change in policy liabilities and
           accruals, net.....................      624.8     (86.8)    (8.4)
         Change in reinsurance receivable....      (22.2)      7.0     20.7
         Change in expenses and taxes
           payable...........................      (44.7)    (78.7)    64.1
         Other, net..........................      (24.3)    --       (14.8)
                                               ---------   -------  -------
             Net cash (used in) provided by
               operating activities..........      479.6    (163.8)   (18.9)
                                               ---------   -------  -------
 CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from disposals and maturities
       of available-for-sale fixed
       maturities............................      543.3     512.4    330.9
     Proceeds from disposals of equity
       securities............................       14.8       1.0     30.9
     Proceeds from disposals of other
       investments...........................        9.3      15.6      0.8
     Proceeds from mortgages sold, matured or
       collected.............................      111.7      49.7     30.5
     Purchase of available-for-sale fixed
       maturities............................   (1,104.0)   (437.3)  (415.5)
     Purchase of equity securities...........      (10.3)    (16.0)   (20.2)
     Purchase of other investments...........       (3.2)    (45.9)   (44.1)
     Other investing activities, net.........       (7.6)      2.2      2.0
                                               ---------   -------  -------
         Net cash provided by (used in)
           investing activities..............     (446.0)     81.7    (84.7)
                                               ---------   -------  -------
 CASH FLOWS FROM FINANCING ACTIVITIES
     Contribution from subsidiaries..........     --         --        14.6
     Proceeds from issuance of stock and
       capital paid in.......................        8.5     --         4.0
                                               ---------   -------  -------
         Net cash provided by financing
           activities........................        8.5     --        18.6
                                               ---------   -------  -------
 Net change in cash and cash equivalents.....       42.1     (82.1)   (85.0)
 Cash and cash equivalents, beginning of
  period.....................................       50.8     132.9    217.9
                                               ---------   -------  -------
 Cash and cash equivalents, end of period....  $    92.9   $  50.8  $ 132.9
                                               =========   =======  =======
 SUPPLEMENTAL CASH FLOW INFORMATION
     Interest paid...........................  $  --       $ --     $ --
     Income taxes (received) paid............  $   (11.1)  $  (5.6) $   4.4

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.  BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

Allmerica Financial Life Insurance and Annuity Company ("AFLIAC" or the "Company") is organized as a stock life insurance company, and is a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company ("FAFLIC") which is a wholly-owned subsidiary of Allmerica Financial Corporation ("AFC"). As noted below, the consolidated accounts of AFLIAC include the accounts of certain wholly-owned non-insurance subsidiaries (principally brokerage and investment advisory subsidiaries).

Prior to July 1, 1999, AFLIAC was a wholly-owned subsidiary of SMA Financial Corporation ("SMAFCO"), which was a wholly-owned subsidiary of FAFLIC. Effective July 1, 1999 and in connection with AFC's restructuring activities, SMAFCO was renamed Allmerica Asset Management, Inc. ("AAM") and contributed its ownership of AFLIAC to FAFLIC. AAM also contributed Allmerica Investments, Inc., Allmerica Investment Management Company, Inc., Allmerica Financial Investment Management Services, Inc., and Allmerica Financial Services Insurance Agency, Inc., to AFLIAC in exchange for one share of AFLIAC common stock. The equity of these four companies on July 1, 1999 was $11.8 million. For the twelve months ended December 31, 2001, December 31, 2000 and for the six months ended December 31, 1999, the subsidiaries of AFLIAC had total revenue of $96.9 million, $89.7 million and $35.5 million, respectively, and total benefits, losses and expenses of $76.2 million, $62.0 million and $24.4 million, respectively. All significant inter-company accounts and transactions have been eliminated.

In addition, effective November 1, 1999, the Company's consolidated financial statements include five wholly-owned insurance agencies. These agencies are Allmerica Investments Insurance Agency Inc. of Alabama, Allmerica Investments Insurance Agency Inc. of Florida, Allmerica Investment Insurance Agency Inc. of Georgia, Allmerica Investment Insurance Agency Inc. of Kentucky, and Allmerica Investments Insurance Agency Inc. of Mississippi.

AFLIAC's operations primarily include the production, sale and administration of variable annuities and variable universal life as well as brokerage and non-institutional investment advisory services. Also, the Company is a Registered Investment Advisor providing investment advisory services, primarily to affiliates and to third parties, such as money market and other fixed income clients.

The statutory stockholders' equity of the Company is being maintained at a minimum level of 5% of general account assets by FAFLIC in accordance with a policy established by vote of FAFLIC's Board of Directors.

The preparation of financial statements in conformity with generally accepted accounting principles requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B.  VALUATION OF INVESTMENTS

In accordance with the provisions of Statement of Financial Accounting Standards No. 115, ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES ("Statement No. 115"), the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Debt securities and marketable equity securities are classified as available-for-sale. Available-for-sale securities are carried at fair value, with the unrealized gains and losses, net of tax, reported as a separate component of shareholder's equity. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income.

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and reserves. Reserves on mortgage loans are based on losses expected by the Company to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which the Company believes may not be collectible in full. In establishing reserves, the Company considers, among other things, the estimated fair value of the underlying collateral.

Fixed maturities and mortgage loans that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

Policy loans are carried principally at unpaid principal balances.

As of December 31, 2001, there was one property in the Company's investment portfolio which was acquired upon the foreclosure of a mortgage loan. The asset is being carried at the estimated fair value less cost of disposal. Depreciation is not recorded on this asset while it is held for disposal. As of December 31, 2000, there were no real estate properties in the Company's investment portfolio.

Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are reported as a component of revenues based upon specific identification of the investment assets sold. When an other than temporary impairment of the value of a specific investment or a group of investments is determined, a realized investment loss is recorded. Changes in the reserves for mortgage loans are included in realized investment gains or losses.

C.  FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including debt, investments such as fixed maturities, mortgage loans and equity securities, investment and loan commitments. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

D.  CASH AND CASH EQUIVALENTS

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

E.  DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting costs and other costs, which vary with, and are primarily related to, the production of revenues. Acquisition costs related to universal life products, variable annuities and contractholder deposit funds are deferred and amortized in proportion to total estimated gross profits from investment yields, mortality, surrender charges and expense margins over the expected life of the contracts. This amortization is reviewed periodically and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments. Acquisition costs related to fixed annuities and other life insurance products are deferred and amortized, generally in proportion to the ratio of annual revenue to the

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits.

Deferred acquisition costs for each product are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although realization of deferred policy acquisition costs is not assured, the Company believes it is more likely than not that all of these costs will be realized. The amount of deferred policy acquisition costs considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced. The amount of amortization of deferred policy acquisition costs could be revised in the near term if any of the estimates discussed above are revised.

F.  SEPARATE ACCOUNTS

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity and variable life insurance contractholders. Assets consist principally of bonds, common stocks, mutual funds, and short-term obligations at market value. The investment income and gains and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in shareholder's equity or net investment income.

G.  POLICY LIABILITIES AND ACCRUALS

Future policy benefits are liabilities for life, disability income and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 3.0% to 6.0% for life insurance and 3.5% to 9.5% for annuities. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life, variable universal life and variable annuities include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges. Liabilities for variable annuities include a reserve for benefit claims in excess of a guaranteed minimum fund value.

Individual disability income benefit liabilities for active lives are estimated using the net level premium method, and assumptions as to future morbidity and interest that provide a margin for adverse deviation. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

Liabilities for outstanding claims and losses are estimates of payments to be made for reported claims and estimates of claims incurred but not reported for individual life and disability income policies. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations.

Contractholder deposit funds and other policy liabilities include investment-related products and consist of deposits received from customers and investment earnings on their fund balances.

All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that it is more likely than not that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

H.  PREMIUM AND FEE REVENUE AND RELATED EXPENSES

Premiums for individual life insurance and individual and group annuity products, excluding universal life and investment-related products, are considered revenue when due. Individual disability income insurance premiums are recognized as revenue over the related contract periods. The unexpired portion of these premiums is recorded as unearned premium. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid losses and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses include annuity benefit claims in excess of a guaranteed minimum fund value, and net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life and group variable universal life products consist of net investment income, with mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values. Certain policy charges that represent compensation for services to be provided in future periods are deferred and amortized over the period benefited using the same assumptions used to amortize capitalized acquisition costs.

I.  FEDERAL INCOME TAXES

AFC and its domestic subsidiaries (including certain non-insurance operations) file a consolidated United States federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life tax losses that can be applied to offset life insurance company taxable income.

The Board of Directors has delegated to AFC management the development and maintenance of appropriate federal income tax allocation policies and procedures, which are subject to written agreement between the companies. Prior to 2001, the federal income tax for all subsidiaries in the consolidated return of AFC is calculated on a separate return basis. Any current tax liability is paid to AFC. Tax benefits resulting from taxable operating losses or credits of AFC's subsidiaries are not reimbursed to the subsidiary until such losses or credits can be utilized by the subsidiary on a separate return basis. During 2001, a new Consolidated Income Tax Agreement was entered into effective for the tax year ending December 31, 2001. Based on the new Agreement, the income tax liability is calculated on a separate return basis, except that benefits arising from tax attributes are allocated to those members producing the attributes to the extent they are utilized by the consolidated group.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, ACCOUNTING FOR INCOME TAXES ("Statement No. 109"). These differences result primarily from loss and LAE reserves, policy reserves, policy acquisition expenses, and unrealized appreciation or depreciation on investments.

J.  OTHER INCOME AND OTHER OPERATING EXPENSES

Other income and other operating expenses for the years ended December 31, 2001, 2000 and 1999 include investment management and brokerage income and sub-advisory expenses arising from the activities of the non-insurance subsidiaries that were transferred to AFLIAC during 1999, as more fully described in Note 1A.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

K.  NEW ACCOUNTING PRONOUNCEMENTS

In June 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 142, GOODWILL AND OTHER INTANGIBLE ASSETS ("Statement No. 142"), which requires that goodwill and intangible assets that have indefinite useful lives no longer be amortized over their useful lives, but instead be tested at least annually for impairment. Intangible assets that have finite useful lives will continue to be amortized over their useful lives. In addition, the statement provides specific guidance for testing the impairment of intangible assets. Additional financial statement disclosures about goodwill and other intangible assets, including changes in the carrying amount of goodwill, carrying amounts by classification of amortized and non-amortized assets, and estimated amortization expenses for the next five years, are also required. This statement is effective for fiscal years beginning after December 15, 2001 for all goodwill and other intangible assets held at the date of adoption. Certain provisions of this statement are also applicable for goodwill and other intangible assets acquired after June 30, 2001, but prior to adoption of this statement. The adoption of Statement No. 142 did not have a material impact on its financial condition or results of operations.

In June 2001, the FASB issued Statement of Financial Accounting Standards
No. 141, BUSINESS COMBINATIONS ("Statement No. 141"), which requires that all business combinations initiated after June 30, 2001 be accounted for using the purchase method of accounting. It further specifies the criteria that intangible assets must meet in order to be recognized and reported apart from goodwill. The implementation of Statement No. 141 is not expected to have a material effect on the Company's financial statements.

In June 1998, the FASB issued Statement of Financial Accounting Standards
No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES ("Statement No. 133"), which establishes accounting and reporting standards for derivative instruments. Statement No. 133 requires that all derivative instruments be recorded on the balance sheet at their fair value. The adoption of Statement No. 133 did not have a material impact on the Company's results of operation or financial position.

L.  RECLASSIFICATIONS

Certain prior year amounts have been reclassified to conform to the current year presentation.

2.  SIGNIFICANT TRANSACTIONS

In April 2001, the Company's parent, FAFLIC, contributed capital of $100.0 million consisting of approximately $91.5 of fixed maturity securities and $8.5 million of cash. In December 2001, an additional contribution of $30.0 million was declared, and paid in 2002.

During 2000, AFC adopted a formal company-wide restructuring plan. This plan was a result of a corporate initiative that began in the fall of 1999, intended to reduce expenses and enhance revenues. This plan consists of various initiatives including a series of internal reorganizations, consolidations in home office operations, consolidations in field offices, changes in distribution channels and product changes. As a result of this restructuring plan, the Company recognized a pre-tax expense of $4.6 million during 2000 as reflected in restructuring costs in the Consolidated Statements of Income. This charge relates to one-time project costs, all of which were paid in 2000.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

3.  INVESTMENTS

A.  FIXED MATURITIES AND EQUITY SECURITIES

The Company accounts for its investments in fixed maturities and equity securities, all of which are classified as available-for-sale, in accordance with the provisions of Statement No. 115.

The amortized cost and fair value of available-for-sale fixed maturities and equity securities were as follows:

                                                             2001
                                          -------------------------------------------
                                                       GROSS       GROSS
DECEMBER 31,                              AMORTIZED  UNREALIZED  UNREALIZED    FAIR
(IN MILLIONS)                             COST (1)     GAINS       LOSSES     VALUE
-------------                             ---------  ----------  ----------  --------
U.S. Treasury securities and U.S.
 government and agency Securities.......  $   10.6     $ 0.7       $--       $   11.3
States and political subdivisions.......       2.5       0.2       --             2.7
Foreign governments.....................      10.7       0.8       --            11.5
Corporate fixed maturities..............   1,624.0      40.9        40.2      1,624.7
Mortgage-backed securities..............     346.6       6.8         1.7        351.7
                                          --------     -----       -----     --------
Total fixed maturities..................  $1,994.4     $49.4       $41.9     $2,001.9
                                          ========     =====       =====     ========
Equity securities.......................  $   42.3     $ 1.5       $ 8.5     $   35.3
                                          ========     =====       =====     ========

                                                             2000
                                          -------------------------------------------
                                                       GROSS       GROSS
DECEMBER 31,                              AMORTIZED  UNREALIZED  UNREALIZED    FAIR
(IN MILLIONS)                             COST (1)     GAINS       LOSSES     VALUE
-------------                             ---------  ----------  ----------  --------
U.S. Treasury securities and U.S.
 government and agency Securities.......  $    5.2     $ 0.6       $--       $    5.8
States and political subdivisions.......      10.4       0.3       --            10.7
Foreign governments.....................      18.6       0.8         0.1         19.3
Corporate fixed maturities..............   1,116.3      28.2        25.5      1,119.0
Mortgage-backed securities..............     111.7       3.9         0.4        115.2
                                          --------     -----       -----     --------
Total fixed maturities..................  $1,262.2     $33.8       $26.0     $1,270.0
                                          ========     =====       =====     ========
Equity securities.......................  $   41.2     $ 0.5       $ 5.9     $   35.8
                                          ========     =====       =====     ========

(1) Amortized cost for fixed maturities and cost for equity securities.

In connection with AFLIAC's voluntary withdrawal of its license in New York, AFLIAC agreed with the New York Department of Insurance to maintain, through a custodial account in New York, a security deposit, the market value of which will equal 102% of all outstanding statutory liabilities of AFLIAC for New York policyholders, claimants and creditors. At December 31, 2001, the amortized cost and market value of these assets on deposit in New York were $180.0 million and $182.9 million, respectively. At December 31, 2000, the amortized cost and market value of assets on deposit were $186.7 million and $189.8 million, respectively. In addition, fixed maturities, excluding those securities on deposit in New York, with an amortized cost of $4.1 million were on deposit with various state and governmental authorities at December 31, 2001 and 2000, respectively.

There were no contractual fixed maturity investment commitments at December 31, 2001.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their ultimate maturity.

                                                                     2001
                                                              -------------------
DECEMBER 31,                                                  AMORTIZED    FAIR
(IN MILLIONS)                                                   COST      VALUE
-------------                                                 ---------  --------
Due in one year or less.....................................  $  249.1   $  251.5
Due after one year through five years.......................     540.5      554.9
Due after five years through ten years......................     752.3      748.7
Due after ten years.........................................     452.5      446.8
                                                              --------   --------
Total.......................................................  $1,994.4   $2,001.9
                                                              ========   ========

B.  MORTGAGE LOANS AND REAL ESTATE

At December 31, 2001 there were no mortgage loans in the Company's investment portfolio. At December 31, 2000, the Company's mortgage loans were diversified by property type and location. Mortgage loans were collateralized by the related properties and generally were no more than 75% of the property's value at the time the original loan was made. The carrying value of mortgage loans, net of applicable reserves, was $200.1 million at December 31, 2000. Reserves for mortgage loans were $1.7 million at December 31, 2000. During 2001, the Company received proceeds of $188.4 million as a result of the sale of $180.4 million of its mortgage loan portfolio. Of this, proceeds of $98.8 million resulted from the sale of $96.3 million of mortgage loans to the Company's affiliates, for consideration of $96.4 million in fixed maturity securities and $2.4 million in cash.

At December 31, 2001 there was one real estate property in the Company's investment portfolio. The Company did not hold any real estate investments in 2000. The real estate at December 31, 2001, which had a carrying value of $1.9 million, was acquired through the foreclosure of a mortgage loan and represents non-cash investing activity in 2001. There were no non-cash investing activities, including real estate acquired through foreclosure of mortgage loans, in 2000 and 1999.

There were no contractual commitments to extend credit under commercial mortgage loan agreements at December 31, 2001.

Mortgage loan investments for 2000 comprised the following property types and geographic regions:

DECEMBER 31,
(IN MILLIONS)                                                  2000
-------------                                                 ------
Property type:
  Office building...........................................  $116.7
  Industrial/warehouse......................................    52.8
  Retail....................................................    21.6
  Residential...............................................     7.8
  Other.....................................................     2.9
  Reserves..................................................    (1.7)
                                                              ------
Total.......................................................  $200.1
                                                              ======

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31,
(IN MILLIONS)                                                  2000
-------------                                                 ------
Geographic region:
  Pacific...................................................  $ 77.6
  South Atlantic............................................    58.4
  East North Central........................................    28.6
  Middle Atlantic...........................................    13.2
  New England...............................................    13.0
  West South Central........................................     1.8
  Other.....................................................     9.2
  Reserves..................................................    (1.7)
                                                              ------
Total.......................................................  $200.1
                                                              ======

During 2001, the Company did not refinance any mortgage loans based on terms which differed from those granted to new borrowers.

There were no mortgage loan investment reserves at December 31, 2001. As of December 31, 2000, the mortgage loan investment reserves were $1.7 million, which was deducted in arriving at investment carrying values as presented in the 2000 Consolidated Balance Sheets. There were no impaired loans or related reserves as of December 31, 2001. The carrying value of impaired loans was $3.4 million, with related reserves of $0.4 million, as of December 31, 2000. All impaired loans were reserved for as of December 31, 2000. The four year rolling average carrying value of impaired loans was $2.2 million, $8.2 million and $14.3 million at December 31, 2001, 2000, and 1999, respectively. Related interest income while such loans were impaired was $1.0 million and $1.5 million at December 31, 2000 and 1999, respectively. There was no interest received in 2001 related to impaired loans at December 31, 2001.

C.  UNREALIZED GAINS AND LOSSES

Unrealized gains and losses on available-for-sale and other securities, are summarized as follows:

                                                                             EQUITY
FOR THE YEARS ENDED DECEMBER 31,                                FIXED      SECURITIES
(IN MILLIONS)                                                 MATURITIES  AND OTHER (1)  TOTAL
-------------                                                 ----------  -------------  ------
2001
Net appreciation, beginning of year.........................    $  2.0          2.7         4.7
                                                                ------        -----      ------
Net depreciation on available-for-sale securities...........      (2.0)        (2.3)       (4.3)
Net appreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................       1.9       --             1.9
(Provision) benefit from deferred federal income taxes......       0.1          0.8         0.9
                                                                ------        -----      ------
                                                                 --            (1.5)       (1.5)
                                                                ------        -----      ------
Net appreciation, end of year...............................    $  2.0          1.2         3.2
                                                                ======        =====      ======

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                                                                             EQUITY
FOR THE YEARS ENDED DECEMBER 31,                                FIXED      SECURITIES
(IN MILLIONS)                                                 MATURITIES  AND OTHER (1)  TOTAL
-------------                                                 ----------  -------------  ------
2000
Net (depreciation) appreciation, beginning of year..........    $(10.4)       $ 7.8      $ (2.6)
                                                                ------        -----      ------
Net appreciation (depreciation) on available-for-sale
 securities.................................................      37.3         (7.9)       29.4
Net depreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................     (18.2)      --           (18.2)
(Provision) benefit from deferred federal income taxes......      (6.7)         2.8        (3.9)
                                                                ------        -----      ------
                                                                  12.4         (5.1)        7.3
                                                                ------        -----      ------
Net appreciation, end of year...............................    $  2.0        $ 2.7      $  4.7
                                                                ======        =====      ======

1999
Net appreciation, beginning of year.........................    $ 16.2        $ 7.9      $ 24.1
                                                                ------        -----      ------
Net depreciation on available-for-sale securities...........     (75.3)        (0.2)      (75.5)
Net appreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................      34.4       --            34.4
Benefit from deferred federal income taxes..................      14.3          0.1        14.4
                                                                ------        -----      ------
                                                                 (26.6)        (0.1)      (26.7)
                                                                ------        -----      ------
Net (depreciation) appreciation, end of year................    $(10.4)       $ 7.8      $ (2.6)
                                                                ======        =====      ======

(1) Includes net (depreciation) appreciation on other investments of $(0.7) million, $4.9 million and $(3.1) million in 2001, 2000 and 1999 respectively.

D.  OTHER

At December 31, 2001 and 2000, AFLIAC had no concentration of investments in a single investee exceeding 10% of shareholder's equity.

4.  INVESTMENT INCOME AND GAINS AND LOSSES

A.  NET INVESTMENT INCOME

The components of net investment income were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2001    2000    1999
-------------                                                 ------  ------  ------
Fixed maturities............................................  $114.1  $103.8  $107.2
Mortgage loans..............................................    13.9    17.2    19.0
Equity securities...........................................     1.3     1.0     0.4
Policy loans................................................    15.1    14.0    12.4
Other long-term investments.................................     8.3     2.8     4.0
Short-term investments......................................     9.3     3.3     9.5
                                                              ------  ------  ------
    Gross investment income.................................   162.0   142.1   152.5
Less investment expenses....................................    (1.6)   (1.7)   (2.3)
                                                              ------  ------  ------
    Net investment income...................................  $160.4  $140.4  $150.2
                                                              ======  ======  ======

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The Company had fixed maturities with a carrying value of $0.7 million and $0.2 million on non-accrual status at December 31, 2001 and 2000, respectively. There were no mortgage loans on non-accrual status at December 31, 2001 and 2000. The effect of non-accruals, compared with amounts that would have been recognized in accordance with the original terms of the investments, was a reduction in net investment income of $0.8 million, $0.2 million and $1.2 million in 2001, 2000 and 1999, respectively.

The payment terms of mortgage loans may from time to time be restructured or modified. There were no restructured or modified loans as of December 31, 2001. The investment in restructured mortgage loans, based on amortized cost, amounted to $3.8 million at December 31, 2000. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $0.9 million in 2000 and 1999. Actual interest income on these loans included in net investment income aggregated $1.0 million and $1.1 million in 2000 and 1999, respectively.

There were no mortgage loans which were non-income producing at December 31, 2001 and 2000. There were, however, fixed maturities with a carrying value of $0.4 million and $0.2 million at December 31, 2001 and 2000, respectively, which were non-income producing during 2001 and 2000.

Included in other long-term investments is income from limited partnerships of $0.5 million, $1.9 million and $0.9 million in 2001, 2000 and 1999, respectively.

B.  NET REALIZED INVESTMENT GAINS AND LOSSES

Realized (losses) gains on investments were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2001    2000    1999
-------------                                                 ------  ------  ------
Fixed maturities............................................  $(18.6) $(20.5) $(18.8)
Mortgage loans..............................................     8.0     0.7     0.8
Equity securities...........................................     5.6     0.9     8.5
Other long-term investments.................................    (0.9)    3.7     0.8
                                                              ------  ------  ------
Net realized investment losses..............................  $ (5.9) $(15.2) $ (8.7)
                                                              ======  ======  ======

The proceeds from voluntary sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:

                                                              PROCEEDS FROM
FOR THE YEARS ENDED DECEMBER 31,                                VOLUNTARY    GROSS  GROSS
(IN MILLIONS)                                                     SALES      GAINS  LOSSES
-------------                                                 -------------  -----  ------
2001
Fixed maturities............................................     $287.0      $13.7  $ 6.3
Equity securities...........................................     $ 14.8      $ 5.6  $--
2000
Fixed maturities............................................     $380.2      $ 0.9  $20.5
Equity securities...........................................     $  1.0      $ 0.9  $--
1999
Fixed maturities............................................     $162.3      $ 2.7  $ 4.3
Equity securities...........................................     $ 30.4      $10.1  $ 1.6

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The Company recognized losses of $25.1 million, $3.6 million and $17.5 million in 2001, 2000 and 1999, respectively, related to other-than-temporary impairments on fixed maturities and other securities.

C.  OTHER COMPREHENSIVE INCOME RECONCILIATION

The following table provides a reconciliation of gross unrealized (losses) gains to the net balance shown in the consolidated statements of comprehensive income:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2001    2000    1999
-------------                                                 ------  ------  ------
Unrealized (losses) gains on securities:
Unrealized holding (losses) gains arising during period (net of taxes of $(5.5) million, $(2.9) million and $(18.0)
 million in 2001, 2000 and 1999, respectively)..............  $(10.0) $ (5.4) $(33.4)
Less: reclassification adjustment for (losses) gains
 included in net income (net of taxes of $(4.6) million,
 $(6.9) million and $(3.6) million in 2001, 2000 and 1999,
 respectively)..............................................  $ (8.5)  (12.7)   (6.7)
                                                              ------  ------  ------
Other comprehensive income (loss)...........................  $ (1.5) $  7.3  $(26.7)
                                                              ======  ======  ======

5.  FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

Statement No. 107, DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS, requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses that utilize current interest rates for similar financial instruments that have comparable terms and credit quality.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

CASH AND CASH EQUIVALENTS

For these short-term investments, the carrying amount approximates fair value.

FIXED MATURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses.

EQUITY SECURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

MORTGAGE LOANS

Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair value of below investment grade mortgage loans are limited to the lesser of the present value of the cash flows or book value.

POLICY LOANS

The carrying amount reported in the Consolidated Balance Sheets approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

FIXED ANNUITY AND OTHER CONTRACTS (WITHOUT MORTALITY FEATURES)

Fair values for the Company's liabilities under individual fixed annuity contracts are estimated based on current surrender values, supplemental contracts without life contingencies reflect current fund balances, and other individual contract funds represent the present value of future policy benefits.

The estimated fair values of the financial instruments were as follows:

                                                                     2001                 2000
                                                              -------------------  -------------------
DECEMBER 31,                                                  CARRYING     FAIR    CARRYING     FAIR
(IN MILLIONS)                                                   VALUE     VALUE      VALUE     VALUE
-------------                                                 ---------  --------  ---------  --------
FINANCIAL ASSETS
  Cash and cash equivalents.................................  $   92.9   $   92.9  $   50.8   $   50.8
  Fixed maturities..........................................   2,001.9    2,001.9   1,270.0    1,270.0
  Equity securities.........................................      35.3       35.3      35.8       35.8
  Mortgage loans............................................     --         --        200.1      208.5
  Policy loans..............................................     192.7      192.7     185.4      185.4
                                                              --------   --------  --------   --------
                                                              $2,322.8   $2,322.8  $1,742.1   $1,750.5
                                                              ========   ========  ========   ========
FINANCIAL LIABILITIES
  Individual fixed annuity contracts........................  $1,532.6   $1,523.0  $  978.3   $  946.2
  Supplemental contracts without life contingencies.........      35.8       35.8      19.9       19.9
  Other individual contract deposit funds...................      30.8       30.9      23.8       23.8
                                                              --------   --------  --------   --------
                                                              $1,599.2   $1,589.7  $1,022.0   $  989.9
                                                              ========   ========  ========   ========

6.  FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of Statement No. 109. A summary of the federal income tax expense in the consolidated statement of income is shown below:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2001    2000   1999
-------------                                                 ------  ------  -----
Federal income tax expense
  Current...................................................  $(12.3) $(36.7) $15.5
  Deferred..................................................    40.1    69.7   30.5
                                                              ------  ------  -----
Total.......................................................  $ 27.8  $ 33.0  $46.0
                                                              ======  ======  =====

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The federal income taxes attributable to the consolidated results of continuing operations are different from the amounts determined by multiplying income before federal income taxes by the statutory federal income tax rate. The sources of the difference and the tax effects of each were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                 2001    2000   1999
-------------                                                 -----  ------  -----
Expected federal income tax expense.........................  $35.6  $ 53.4  $46.3
  Dividend received deduction...............................   (7.3)   (6.9)  --
  Changes in tax reserve estimates for prior years' dividend
    received deduction......................................   --     (13.3)  --
  Other, net................................................   (0.5)   (0.2)  (0.3)
                                                              -----  ------  -----
Federal income tax expense..................................  $27.8  $ 33.0  $46.0
                                                              =====  ======  =====

The deferred income tax (asset) liability represents the tax effects of temporary differences. Its components were as follows:

DECEMBER 31,
(IN MILLIONS)                                                  2001     2000
-------------                                                 -------  -------
Deferred tax (assets) liabilities
  Policy reserves...........................................  $(170.4) $(227.2)
  Tax credit carryforwards..................................    (11.5)    (2.8)
  Deferred acquisition costs................................    428.2    398.3
  Investments, net..........................................     (1.2)     2.1
  Litigation reserves.......................................     (0.6)    (6.5)
  Loss carryforwards........................................    (51.0)    (8.0)
  Other, net................................................      7.0     12.6
                                                              -------  -------
Deferred tax liability, net.................................  $ 200.5  $ 168.5
                                                              =======  =======

Gross deferred income tax liabilities totaled $506.6 million and $423.6 million at December 31, 2001 and 2000, respectively. Gross deferred income tax assets totaled $306.1 million and $255.1 million at December 31, 2001 and 2000, respectively.

The Company believes, based on its recent earnings history and its future expectations, that the Company's taxable income in future years will be sufficient to realize all deferred tax assets. In determining the adequacy of future income, the Company considered the future reversal of its existing temporary differences and available tax planning strategies that could be implemented, if necessary. At December 31, 2001, there are available alternative minimum tax credit carryforwards and foreign tax credit recoverable of $4.7 million and $6.1 million, respectively. The alternative minimum tax credit carryforwards have no expiration date and the foreign tax credit expiring in 2002 will be carried back to 1995 and 1996. Also, at December 31, 2001, the Company has net operating loss carryforwards of $145.7 million expiring in 2015.

The Company's federal income tax returns are routinely audited by the Internal Revenue Service ("IRS"), and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has examined the FAFLIC/AFLIAC consolidated group's federal income tax returns through 1994. The Company has appealed certain adjustments proposed by the IRS with respect federal income tax returns for 1992, 1993, and 1994 for the FAFLIC/AFLIAC consolidated group. Also, certain adjustments proposed by the IRS with respect to FAFLIC/AFLIAC's federal income tax returns for 1982 and 1983 remain unresolved. In the Company's opinion, adequate tax liabilities have been established for all years. However, the amount of these tax liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

7.  RELATED PARTY TRANSACTIONS

The Company has no employees of its own, but has agreements under which FAFLIC provides management, space and other services, including accounting, electronic data processing, human resources, legal and other staff functions. Charges for these services are based on full cost including all direct and indirect overhead costs, that amounted to $217.7 million, $183.9 million and $173.9 million in 2001, 2000 and 1999 respectively. The net amounts payable to FAFLIC and affiliates for accrued expenses and various other liabilities and receivables were $18.5 million and $16.6 million at December 31, 2001 and 2000, respectively.

In accordance with the above agreement, AFLIAC has recorded a $20.8 million minimum pension liability as of December 31, 2001.

8.  DIVIDEND RESTRICTIONS

Delaware has enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of the Company. Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the Delaware Commissioner of Insurance, is limited to the greater of (i) 10% of its policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company) or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus would also require the prior approval of the Delaware Commissioner of Insurance.

No dividends were declared by the Company during 2001, 2000 or 1999. During 2002, AFLIAC could pay dividends of $19.5 million to FAFLIC without prior approval.

9.  REINSURANCE

In the normal course of business, the Company seeks to reduce the loss that may arise from events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers. Reinsurance transactions are accounted for in accordance with the provisions of Statement No. 113, ACCOUNTING AND REPORTING FOR REINSURANCE OF SHORT-DURATION AND LONG-DURATION CONTRACTS ("Statement
No. 113").

The Company reinsures 100% of certain blocks of its universal life business, substantially all of its disability income business, and effective January 1, 1998, the mortality risk on the variable universal life and remaining universal life blocks of business in-force at December 31, 1997. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The effects of reinsurance were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2001    2000    1999
-------------                                                 ------  ------  ------
Insurance premiums:
  Direct....................................................  $ 35.6  $ 38.1  $ 41.3
  Assumed...................................................    --      --      --
  Ceded.....................................................   (35.4)  (38.0)  (40.8)
                                                              ------  ------  ------
Net premiums................................................  $  0.2  $  0.1  $  0.5
                                                              ======  ======  ======
Insurance and other individual policy benefits, claims and
 losses :
  Direct....................................................  $246.8  $191.6  $212.6
  Assumed...................................................    --      --      --
  Ceded.....................................................   (45.6)  (21.5)  (37.0)
                                                              ------  ------  ------
Net policy benefits, claims and losses......................  $201.2  $170.1  $175.6
                                                              ======  ======  ======

10.  DEFERRED POLICY ACQUISITION COSTS

The following reflects the changes to the deferred policy acquisition cost asset:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   2001      2000      1999
-------------                                                 --------  --------  --------
Balance at beginning of year................................  $1,344.2  $1,156.4  $  950.5
  Acquisition expenses deferred.............................     262.8     277.5     219.5
  Amortized to expense during the year......................     (68.8)    (70.5)    (49.8)
  Adjustment for commission buyout program..................     (29.2)    --        --
  Adjustment to equity during the year......................       2.2     (19.2)     36.2
                                                              --------  --------  --------
Balance at end of year......................................  $1,511.2  $1,344.2  $1,156.4
                                                              ========  ========  ========

During the first quarter of 2001, the Company implemented an in-force trail commission program on certain annuity business previously written by qualifying agents. This program provided for the election of a trail commission on in-force business in exchange for the buyout of deferred commissions.

11.  LIABILITIES FOR INDIVIDUAL DISABILITY INCOME BENEFITS

The Company regularly updates its estimates of liabilities for future policy benefits and outstanding claims and losses as new information becomes available and further events occur which may impact the resolution of unsettled claims. Changes in prior estimates are recorded in results of operations in the year such changes are determined to be needed.

The liability for future policy benefits and outstanding claims and losses related to the Company's disability income business was $244.2 million and $239.2 million at December 31, 2001 and 2000. Due to the reinsurance agreement whereby the Company has ceded substantially all of its disability income business to a highly rated reinsurer, the Company believes that no material adverse development of losses will occur. However, the amount of the liabilities could be revised in the near term if the estimates used in determining the liability are revised.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

12.  CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential effect on it of any such future assessments or voluntary payments.

LITIGATION

In 1997, a lawsuit on behalf of a putative class was instituted against AFC and certain of its subsidiaries including AFLIAC, alleging fraud, unfair or deceptive acts, breach of contract, misrepresentation, and related claims in the sale of life insurance policies. In November 1998, AFC and the plaintiffs entered into a settlement agreement and in May 1999, the Federal District Court in Worcester, Massachusetts approved the settlement agreement and certified the class for this purpose. AFLIAC recognized a $21.0 million pre-tax expense in 1998 related to this litigation. In the second quarter of 2001, the Company recognized a pre-tax benefit of $5.2 million resulting from the refinement of cost estimates. Although the Company believes that it has appropriately recognized its obligation under the settlement, this estimate may be revised based on the amount of reimbursement actually tendered by AFC's insurance carriers, and based on changes in the Company's estimate of the ultimate cost of the benefits to be provided to members of the class.

The Company has been named a defendant in various other legal proceedings arising in the normal course of business. In the Company's opinion, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's consolidated financial statements. However, liabilities related to these proceedings could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

13.  STATUTORY FINANCIAL INFORMATION

The Company is required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory surplus differs from shareholder's equity reported in accordance with generally accepted accounting principles primarily because on a statutory accounting basis policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, life insurance reserves are based on different assumptions and the recognition of deferred tax assets is based on different recoverability assumptions.

Effective January 1, 2001 the Company adopted the National Association of Insurance Commissioners' uniform statutory accounting principles, or Codification, in accordance with requirements prescribed by the state of Delaware. A cumulative effect of the change in accounting principle resulted from the adoption of Codification and was reflected as an adjustment to surplus in 2001. This adjustment represents the difference between total capital and surplus as of January 1, 2001 and the amount that total capital and surplus would have been had the accounting principles been applied retroactively for all periods. As of January 1, 2001, the Company recorded a cumulative effect adjustment of $22.2 million. Included in this total adjustment is an increase in surplus of $22.5 million related to the establishment of deferred tax assets and a decrease in surplus of $0.3 million related to non-admitted assets. Statutory net income and surplus are as follows:

(IN MILLIONS)                                                  2001     2000    1999
-------------                                                 -------  ------  ------
Statutory net income........................................  $(170.7) $(40.3) $  5.0
Statutory shareholder's surplus.............................  $ 194.9  $282.1  $342.7

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of Allmerica Financial Life Insurance and Annuity Company and the Policyowners of the VEL Account of Allmerica Financial Life Insurance and Annuity Company

In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the VEL Account of Allmerica Financial Life Insurance and Annuity Company at December 31, 2001, the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Allmerica Financial Life Insurance and Annuity Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the Funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PRICEWATERHOUSECOOPERS LLP
Boston, Massachusetts
March 28, 2002

                                  VEL ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2001

                                                                                         AIT          AIT          AIT
                                      AIT          AIT         AIT          AIT        SELECT        SELECT       SELECT
                                     CORE        EQUITY     GOVERNMENT     MONEY     AGGRESSIVE     CAPITAL      EMERGING
                                    EQUITY        INDEX        BOND       MARKET       GROWTH     APPRECIATION   MARKETS
                                  -----------  -----------  ----------  -----------  -----------  ------------  ----------
ASSETS:
Investments in shares of
  Allmerica Investment Trust....  $42,885,941  $24,755,556  $3,223,479  $12,469,070  $18,600,253   $6,886,164   $1,088,079
Investments in shares of
  Alliance Variable Products
  Series Fund, Inc..............           --           --         --            --           --           --           --
Investments in shares of
  Delaware Group Premium Fund...           --           --         --            --           --           --           --
Investments in shares of
  Fidelity Variable Insurance
  Products Fund (VIP)...........           --           --         --            --           --           --           --
Investments in shares of
  Fidelity Variable Insurance
  Products Fund II (VIP II).....           --           --         --            --           --           --           --
Investment in shares of Franklin
  Templeton Insurance Products
  Trust.........................           --           --         --            --           --           --           --
Investment in shares of INVESCO
  Variable Investment
  Funds, Inc....................           --           --         --            --           --           --           --
Investment in shares of Janus
  Aspen Series (Service
  Shares).......................           --           --         --            --           --           --           --
Investment in shares of T. Rowe
  Price International
  Series, Inc...................           --           --         --            --           --           --           --
                                  -----------  -----------  ----------  -----------  -----------   ----------   ----------
  Total assets..................   42,885,941   24,755,556  3,223,479    12,469,070   18,600,253    6,886,164    1,088,079
LIABILITIES:                               --           --         --            --           --           --           --
                                  -----------  -----------  ----------  -----------  -----------   ----------   ----------
  Net assets....................  $42,885,941  $24,755,556  $3,223,479  $12,469,070  $18,600,253   $6,886,164   $1,088,079
                                  ===========  ===========  ==========  ===========  ===========   ==========   ==========
Net asset distribution by
  category:
  VEL '87 and VEL '91
    Series variable life
    policies....................  $41,068,759  $22,305,520  $3,037,402  $11,595,347  $16,454,265   $5,898,283   $  911,983
  VEL Plus Series variable life
    policies....................    1,817,182    2,450,036    186,077       873,723    2,145,988      987,881      176,096
  Value of investment by
    Allmerica Financial Life
    Insurance and Annuity
    Company (Sponsor)...........           --           --         --            --           --           --           --
                                  -----------  -----------  ----------  -----------  -----------   ----------   ----------
                                  $42,885,941  $24,755,556  $3,223,479  $12,469,070  $18,600,253   $6,886,164   $1,088,079
                                  ===========  ===========  ==========  ===========  ===========   ==========   ==========
Units outstanding and net asset
  value per unit:
  VEL '87 and VEL '91 Series:
    Units outstanding,
      December 31, 2001.........    7,781,112    5,508,308  1,771,479     6,074,195    7,921,395    2,394,396    1,164,536
    Net asset value per unit,
      December 31, 2001.........  $  5.278006  $  4.049432  $1.714614   $  1.908952  $  2.077193   $ 2.463370   $ 0.783130
  VEL Plus Series:
    Units outstanding,
      December 31, 2001.........      337,840      593,695    106,489       449,118    1,013,758      393,512      220,161
    Net asset value per unit,
      December 31, 2001.........  $  5.378824  $  4.126758  $1.747385   $  1.945420  $  2.116864   $ 2.510422   $ 0.799849

   The accompanying notes are an integral part of these financial statements.

                                  VEL ACCOUNT
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 2001

                                      AIT                        AIT           AIT          AIT        AIT         AIT
                                    SELECT         AIT         SELECT         SELECT      SELECT     SELECT      SELECT
                                  GROWTH AND     SELECT     INTERNATIONAL   INVESTMENT   STRATEGIC  STRATEGIC     VALUE
                                    INCOME       GROWTH        EQUITY      GRADE INCOME   GROWTH     INCOME    OPPORTUNITY
                                  -----------  -----------  -------------  ------------  ---------  ---------  -----------
ASSETS:
Investments in shares of
  Allmerica Investment Trust....  $10,859,285  $14,178,424   $8,650,073     $9,209,645   $ 274,991  $ 213,569  $10,549,077
Investments in shares of
  Alliance Variable Products
  Series Fund, Inc..............          --            --           --             --          --         --           --
Investments in shares of
  Delaware Group Premium Fund...          --            --           --             --          --         --           --
Investments in shares of
  Fidelity Variable Insurance
  Products Fund (VIP)...........          --            --           --             --          --         --           --
Investments in shares of
  Fidelity Variable Insurance
  Products Fund II (VIP II).....          --            --           --             --          --         --           --
Investment in shares of Franklin
  Templeton Insurance Products
  Trust.........................          --            --           --             --          --         --           --
Investment in shares of INVESCO
  Variable Investment
  Funds, Inc....................          --            --           --             --          --         --           --
Investment in shares of Janus
  Aspen Series (Service
  Shares).......................          --            --           --             --          --         --           --
Investment in shares of T. Rowe
  Price International
  Series, Inc...................          --            --           --             --          --         --           --
                                  -----------  -----------   ----------     ----------   ---------  ---------  -----------
  Total assets..................  10,859,285    14,178,424    8,650,073      9,209,645     274,991    213,569   10,549,077
LIABILITIES:                              --            --           --             --          --         --           --
                                  -----------  -----------   ----------     ----------   ---------  ---------  -----------
  Net assets....................  $10,859,285  $14,178,424   $8,650,073     $9,209,645   $ 274,991  $ 213,569  $10,549,077
                                  ===========  ===========   ==========     ==========   =========  =========  ===========
Net asset distribution by
  category:
  VEL '87 and VEL '91
    Series variable life
    policies....................  $10,244,136  $12,939,040   $7,521,863     $8,655,573   $ 182,134  $ 175,278  $ 9,092,840
  VEL Plus Series variable life
    policies....................     615,149     1,239,384    1,128,210        554,072      92,857     36,207    1,456,237
  Value of investment by
    Allmerica Financial Life
    Insurance and Annuity
    Company (Sponsor)...........          --            --           --             --          --      2,084           --
                                  -----------  -----------   ----------     ----------   ---------  ---------  -----------
                                  $10,859,285  $14,178,424   $8,650,073     $9,209,645   $ 274,991  $ 213,569  $10,549,077
                                  ===========  ===========   ==========     ==========   =========  =========  ===========
Units outstanding and net asset
  value per unit:
  VEL '87 and VEL '91 Series:
    Units outstanding,
      December 31, 2001.........   4,786,133     6,008,087    4,991,429      3,204,137     374,682    168,660    3,254,400
    Net asset value per unit,
      December 31, 2001.........  $ 2.140378   $  2.153604   $ 1.506956     $ 2.701374   $0.486103  $1.039233  $  2.794014
  VEL Plus Series:
    Units outstanding,
      December 31, 2001.........     282,012       564,717      734,642        201,258     187,361     36,746      511,437
    Net asset value per unit,
      December 31, 2001.........  $ 2.181288   $  2.194699   $ 1.535727     $ 2.753042   $0.495603  $1.042062  $  2.847344

   The accompanying notes are an integral part of these financial statements.

                                  VEL ACCOUNT
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 2001

                                  ALLIANCE                    FIDELITY                                FIDELITY
                                   PREMIER       DGPF           VIP         FIDELITY     FIDELITY       VIP       FIDELITY
                                   GROWTH    INTERNATIONAL    EQUITY-         VIP           VIP        MONEY         VIP
                                   CLASS B      EQUITY         INCOME        GROWTH     HIGH INCOME    MARKET     OVERSEAS
                                  ---------  -------------  ------------  ------------  -----------  ----------  -----------
ASSETS:
Investments in shares of
  Allmerica Investment Trust....  $      --   $       --    $        --   $        --   $       --   $       --  $        --
Investments in shares of
  Alliance Variable Products
  Series Fund, Inc..............    389,262           --             --            --           --           --           --
Investments in shares of
  Delaware Group Premium Fund...         --    4,250,098             --            --           --           --           --
Investments in shares of
  Fidelity Variable Insurance
  Products Fund (VIP)...........         --           --     59,058,196    72,406,549    6,616,579    1,834,344   13,551,639
Investments in shares of
  Fidelity Variable Insurance
  Products Fund II (VIP II).....         --           --             --            --           --           --           --
Investment in shares of Franklin
  Templeton Insurance Products
  Trust.........................         --           --             --            --           --           --           --
Investment in shares of INVESCO
  Variable Investment
  Funds, Inc....................         --           --             --            --           --           --           --
Investment in shares of Janus
  Aspen Series (Service
  Shares).......................         --           --             --            --           --           --           --
Investment in shares of T. Rowe
  Price International
  Series, Inc...................         --           --             --            --           --           --           --
                                  ---------   ----------    -----------   -----------   ----------   ----------  -----------
  Total assets..................    389,262    4,250,098     59,058,196    72,406,549    6,616,579    1,834,344   13,551,639
LIABILITIES:                             --           --             --            --           --           --           --
                                  ---------   ----------    -----------   -----------   ----------   ----------  -----------
  Net assets....................  $ 389,262   $4,250,098    $59,058,196   $72,406,549   $6,616,579   $1,834,344  $13,551,639
                                  =========   ==========    ===========   ===========   ==========   ==========  ===========
Net asset distribution by
  category:
  VEL '87 and VEL '91
    Series variable life
    policies....................  $ 389,262   $3,778,008    $54,512,470   $66,991,115   $6,259,091   $1,834,344  $12,644,951
  VEL Plus Series variable life
    policies....................         --      472,090      4,545,726     5,415,434      357,488           --      906,688
  Value of investment by
    Allmerica Financial Life
    Insurance and Annuity
    Company (Sponsor)...........         --           --             --            --           --           --           --
                                  ---------   ----------    -----------   -----------   ----------   ----------  -----------
                                  $ 389,262   $4,250,098    $59,058,196   $72,406,549   $6,616,579   $1,834,344  $13,551,639
                                  =========   ==========    ===========   ===========   ==========   ==========  ===========
Units outstanding and net asset
  value per unit:
  VEL '87 and VEL '91 Series:
    Units outstanding,
      December 31, 2001.........    453,637    2,130,699     10,053,526    10,018,088    2,969,717      951,110    5,279,835
    Net asset value per unit,
      December 31, 2001.........  $0.858091   $ 1.773131    $  5.422224   $  6.687016   $ 2.107639   $ 1.928635  $  2.394952
  VEL Plus Series:
    Units outstanding,
      December 31, 2001.........         --      261,256        822,637       794,668      166,432           --      371,481
    Net asset value per unit,
      December 31, 2001.........  $      --   $ 1.807000    $  5.525798   $  6.814713   $ 2.147951   $       --  $  2.440738

   The accompanying notes are an integral part of these financial statements.

                                  VEL ACCOUNT
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 2001

                                   FIDELITY                  FT VIP        FT VIP       INVESCO         JANUS          T. ROWE
                                    VIP II    FIDELITY      FRANKLIN      FRANKLIN        VIF           ASPEN           PRICE
                                    ASSET      VIP II      LARGE CAP      SMALL CAP     HEALTH         GROWTH       INTERNATIONAL
                                   MANAGER    INDEX 500  GROWTH CLASS 2    CLASS 2     SCIENCES    SERVICES SHARES      STOCK
                                  ----------  ---------  --------------  -----------  -----------  ---------------  -------------
ASSETS:
Investments in shares of
  Allmerica Investment Trust....  $       --  $     --     $      --      $      --    $      --      $      --      $       --
Investments in shares of
  Alliance Variable Products
  Series Fund, Inc..............          --        --            --             --           --             --              --
Investments in shares of
  Delaware Group Premium Fund...          --        --            --             --           --             --              --
Investments in shares of
  Fidelity Variable Insurance
  Products Fund (VIP)...........          --        --            --             --           --             --              --
Investments in shares of
  Fidelity Variable Insurance
  Products Fund II (VIP II).....   1,813,243    91,924            --             --           --             --              --
Investment in shares of Franklin
  Templeton Insurance Products
  Trust.........................          --        --       201,564        860,636           --             --              --
Investment in shares of INVESCO
  Variable Investment
  Funds, Inc....................          --        --            --             --       62,227             --              --
Investment in shares of Janus
  Aspen Series (Service
  Shares).......................          --        --            --             --           --        695,010              --
Investment in shares of T. Rowe
  Price International
  Series, Inc...................          --        --            --             --           --             --       3,641,156
                                  ----------  ---------    ---------      ---------    ---------      ---------      ----------
  Total assets..................   1,813,243    91,924       201,564        860,636       62,227        695,010       3,641,156
LIABILITIES:                              --        --            --             --           --             --              --
                                  ----------  ---------    ---------      ---------    ---------      ---------      ----------
  Net assets....................  $1,813,243  $ 91,924     $ 201,564      $ 860,636    $  62,227      $ 695,010      $3,641,156
                                  ==========  =========    =========      =========    =========      =========      ==========
Net asset distribution by
  category:
  VEL '87 and VEL '91
    Series variable life
    policies....................  $1,483,989  $     --     $ 143,704      $ 732,048    $      --      $ 645,707      $3,360,739
  VEL Plus Series variable life
    policies....................     329,254    91,924        56,104        128,588       60,180         47,721         280,417
  Value of investment by
    Allmerica Financial Life
    Insurance and Annuity
    Company (Sponsor)...........          --        --         1,756             --        2,047          1,582              --
                                  ----------  ---------    ---------      ---------    ---------      ---------      ----------
                                  $1,813,243  $ 91,924     $ 201,564      $ 860,636    $  62,227      $ 695,010      $3,641,156
                                  ==========  =========    =========      =========    =========      =========      ==========
Units outstanding and net asset
  value per unit:
  VEL '87 and VEL '91 Series:
    Units outstanding,
      December 31, 2001.........     839,084        --       164,101        785,977           --        818,749       2,886,053
    Net asset value per unit,
      December 31, 2001.........  $ 1.768582  $     --     $0.875703      $0.931387    $      --      $0.788651      $ 1.164476
  VEL Plus Series:
    Units outstanding,
      December 31, 2001.........     182,676   105,806        65,892        137,687       60,792         62,347         236,293
    Net asset value per unit,
      December 31, 2001.........  $ 1.802394  $0.868802    $0.878105      $0.933915    $1.023603      $0.790776      $ 1.186734

   The accompanying notes are an integral part of these financial statements.

                                  VEL ACCOUNT
                            STATEMENTS OF OPERATIONS

                                                   AIT                                    AIT
                                               CORE EQUITY                            EQUITY INDEX
                                            FOR THE YEAR ENDED                     FOR THE YEAR ENDED
                                               DECEMBER 31,                           DECEMBER 31,
                                  --------------------------------------  ------------------------------------
                                      2001         2000         1999         2001         2000         1999
                                  ------------  -----------  -----------  -----------  -----------  ----------
INVESTMENT INCOME:
  Dividends.....................  $    351,024  $   340,551  $   388,330  $   262,201  $   304,453  $  301,031
EXPENSES:
  Mortality and expense risk
    fees........................       431,377      575,226      544,746      231,791      295,203     279,602
                                  ------------  -----------  -----------  -----------  -----------  ----------
    Net investment income
      (loss)....................       (80,353)    (234,675)    (156,416)      30,410        9,250      21,429
                                  ------------  -----------  -----------  -----------  -----------  ----------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors.....    12,547,777    6,428,835    5,618,834    1,457,681    3,430,382      49,055
  Net realized gain (loss) from
    sales of investments........      (832,230)   1,789,857    1,693,454      437,552    1,659,897   1,390,566
                                  ------------  -----------  -----------  -----------  -----------  ----------
    Net realized gain (loss)....    11,715,547    8,218,692    7,312,288    1,895,233    5,090,279   1,439,621
  Net unrealized gain (loss)....   (21,509,445) (14,635,563)   8,147,921   (5,800,987)  (8,457,017)  4,210,982
                                  ------------  -----------  -----------  -----------  -----------  ----------
    Net realized and unrealized
      gain (loss)...............    (9,793,898)  (6,416,871)  15,460,209   (3,905,754)  (3,366,738)  5,650,603
                                  ------------  -----------  -----------  -----------  -----------  ----------
    Net increase (decrease) in
      net assets from
      operations................  $ (9,874,251) $(6,651,546) $15,303,793  $(3,875,344) $(3,357,488) $5,672,032
                                  ============  ===========  ===========  ===========  ===========  ==========

                                               AIT
                                         GOVERNMENT BOND
                                       FOR THE YEAR ENDED
                                          DECEMBER 31,
                                  -----------------------------
                                    2001      2000      1999
                                  --------  --------  ---------
INVESTMENT INCOME:
  Dividends.....................  $142,862  $147,336  $ 152,580
EXPENSES:
  Mortality and expense risk
    fees........................    25,314    22,860     23,477
                                  --------  --------  ---------
    Net investment income
      (loss)....................   117,548   124,476    129,103
                                  --------  --------  ---------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors.....        --        --         --
  Net realized gain (loss) from
    sales of investments........    15,719   (14,498)   (10,540)
                                  --------  --------  ---------
    Net realized gain (loss)....    15,719   (14,498)   (10,540)
  Net unrealized gain (loss)....    45,291   118,672   (133,615)
                                  --------  --------  ---------
    Net realized and unrealized
      gain (loss)...............    61,010   104,174   (144,155)
                                  --------  --------  ---------
    Net increase (decrease) in
      net assets from
      operations................  $178,558  $228,650  $ (15,052)
                                  ========  ========  =========

   The accompanying notes are an integral part of these financial statements.

                                  VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                               AIT                                 AIT
                                           MONEY MARKET                 SELECT AGGRESSIVE GROWTH
                                        FOR THE YEAR ENDED                 FOR THE YEAR ENDED
                                           DECEMBER 31,                       DECEMBER 31,
                                  ------------------------------  -------------------------------------
                                    2001       2000       1999       2001          2000         1999
                                  ---------  ---------  --------  -----------  ------------  ----------
INVESTMENT INCOME:
  Dividends.....................  $ 408,843  $ 598,352  $539,526  $        --  $         --  $       --
EXPENSES:
  Mortality and expense risk
    fees........................     87,559     84,811    93,186      180,375       279,545     236,876
                                  ---------  ---------  --------  -----------  ------------  ----------
    Net investment income
      (loss)....................    321,284    513,541   446,340     (180,375)     (279,545)   (236,876)
                                  ---------  ---------  --------  -----------  ------------  ----------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors.....         --         --        --    4,937,753     6,156,242          --
  Net realized gain (loss) from
    sales of investments........         --         --        --   (1,178,569)      914,788   1,629,800
                                  ---------  ---------  --------  -----------  ------------  ----------
    Net realized gain (loss)....         --         --        --    3,759,184     7,071,030   1,629,800
  Net unrealized gain (loss)....         --         --        --   (9,417,726)  (15,487,852)  7,711,925
                                  ---------  ---------  --------  -----------  ------------  ----------
    Net realized and unrealized
      gain (loss)...............         --         --        --   (5,658,542)   (8,416,822)  9,341,725
                                  ---------  ---------  --------  -----------  ------------  ----------
    Net increase (decrease) in
      net assets from
      operations................  $ 321,284  $ 513,541  $446,340  $(5,838,917) $ (8,696,367) $9,104,849
                                  =========  =========  ========  ===========  ============  ==========

                                                AIT
                                    SELECT CAPITAL APPRECIATION
                                        FOR THE YEAR ENDED
                                           DECEMBER 31,
                                  -------------------------------
                                    2001       2000       1999
                                  ---------  --------  ----------
INVESTMENT INCOME:
  Dividends.....................  $      --  $     --  $       --
EXPENSES:
  Mortality and expense risk
    fees........................     57,565    60,679      49,369
                                  ---------  --------  ----------
    Net investment income
      (loss)....................    (57,565)  (60,679)    (49,369)
                                  ---------  --------  ----------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors.....    517,038   229,017       8,718
  Net realized gain (loss) from
    sales of investments........    129,804   287,138     170,122
                                  ---------  --------  ----------
    Net realized gain (loss)....    646,842   516,155     178,840
  Net unrealized gain (loss)....   (757,316)  (74,705)  1,177,188
                                  ---------  --------  ----------
    Net realized and unrealized
      gain (loss)...............   (110,474)  441,450   1,356,028
                                  ---------  --------  ----------
    Net increase (decrease) in
      net assets from
      operations................  $(168,039) $380,771  $1,306,659
                                  =========  ========  ==========

   The accompanying notes are an integral part of these financial statements.

                                  VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                               AIT                                AIT
                                     SELECT EMERGING MARKETS                 SELECT GROWTH
                                        FOR THE YEAR ENDED                 FOR THE YEAR ENDED
                                           DECEMBER 31,                       DECEMBER 31,
                                  ------------------------------  ------------------------------------
                                    2001       2000       1999       2001         2000         1999
                                  ---------  ---------  --------  -----------  -----------  ----------
INVESTMENT INCOME:
  Dividends.....................  $      --  $   2,033  $  3,495  $        --  $        --  $   10,497
EXPENSES:
  Mortality and expense risk
    fees........................      8,990     11,022     4,026      138,869      204,851     177,454
                                  ---------  ---------  --------  -----------  -----------  ----------
    Net investment income
      (loss)....................     (8,990)    (8,989)     (531)    (138,869)    (204,851)   (166,957)
                                  ---------  ---------  --------  -----------  -----------  ----------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors.....         --     30,159        --      833,246    2,814,079     667,040
  Net realized gain (loss) from
    sales of investments........   (423,360)    (9,474)   40,447     (157,349)     800,749     966,339
                                  ---------  ---------  --------  -----------  -----------  ----------
    Net realized gain (loss)....   (423,360)    20,685    40,447      675,897    3,614,828   1,633,379
  Net unrealized gain (loss)....    328,839   (682,109)  228,896   (5,606,103)  (7,976,512)  3,920,725
                                  ---------  ---------  --------  -----------  -----------  ----------
    Net realized and unrealized
      gain (loss)...............    (94,521)  (661,424)  269,343   (4,930,206)  (4,361,684)  5,554,104
                                  ---------  ---------  --------  -----------  -----------  ----------
    Net increase (decrease) in
      net assets from
      operations................  $(103,511) $(670,413) $268,812  $(5,069,075) $(4,566,535) $5,387,147
                                  =========  =========  ========  ===========  ===========  ==========

                                                  AIT
                                        SELECT GROWTH AND INCOME
                                           FOR THE YEAR ENDED
                                              DECEMBER 31,
                                  ------------------------------------
                                     2001         2000         1999
                                  -----------  -----------  ----------
INVESTMENT INCOME:
  Dividends.....................  $    65,296  $   111,634  $  159,779
EXPENSES:
  Mortality and expense risk
    fees........................      106,479      135,989     126,773
                                  -----------  -----------  ----------
    Net investment income
      (loss)....................      (41,183)     (24,355)     33,006
                                  -----------  -----------  ----------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors.....           --    2,606,898   1,068,557
  Net realized gain (loss) from
    sales of investments........     (247,763)     175,539     369,872
                                  -----------  -----------  ----------
    Net realized gain (loss)....     (247,763)   2,782,437   1,438,429
  Net unrealized gain (loss)....   (1,425,091)  (4,601,261)    806,907
                                  -----------  -----------  ----------
    Net realized and unrealized
      gain (loss)...............   (1,672,854)  (1,818,824)  2,245,336
                                  -----------  -----------  ----------
    Net increase (decrease) in
      net assets from
      operations................  $(1,714,037) $(1,843,179) $2,278,342
                                  ===========  ===========  ==========

   The accompanying notes are an integral part of these financial statements.

                                  VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                            AIT                                 AIT                              AIT
                                SELECT INTERNATIONAL EQUITY        SELECT INVESTMENT GRADE INCOME      SELECT STRATEGIC GROWTH
                                     FOR THE YEAR ENDED                  FOR THE YEAR ENDED              FOR THE YEAR ENDED
                                        DECEMBER 31,                        DECEMBER 31,                    DECEMBER 31,
                            ------------------------------------  --------------------------------  -----------------------------
                               2001         2000         1999       2001       2000        1999       2001       2000      1999
                            -----------  -----------  ----------  ---------  ---------  ----------  ---------  ---------  -------
INVESTMENT INCOME:
  Dividends...............  $   149,737  $    56,666  $       --  $514,450   $557,556   $ 599,912   $      --  $      32  $ 1,291
EXPENSES:
  Mortality and expense
    risk fees.............       81,492      101,058      94,188    77,953     76,552      85,291       2,991      4,403    2,828
                            -----------  -----------  ----------  --------   --------   ---------   ---------  ---------  -------
    Net investment income
      (loss)..............       68,245      (44,392)    (94,188)  436,497    481,004     514,621      (2,991)    (4,371)  (1,537)
                            -----------  -----------  ----------  --------   --------   ---------   ---------  ---------  -------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors....    1,742,377      386,999          --        --         --       7,801          --     18,795       --
  Net realized gain (loss)
    from sales of
    investments...........   (1,895,991)     492,557   1,197,390    29,987    (66,690)       (787)   (197,735)    13,011   11,249
                            -----------  -----------  ----------  --------   --------   ---------   ---------  ---------  -------
    Net realized gain
      (loss)..............     (153,614)     879,556   1,197,390    29,987    (66,690)      7,014    (197,735)    31,806   11,249
  Net unrealized gain
    (loss)................   (2,337,554)  (2,044,006)  1,901,167   123,034    348,214    (704,606)     55,508   (244,694)  45,676
                            -----------  -----------  ----------  --------   --------   ---------   ---------  ---------  -------
    Net realized and
      unrealized gain
      (loss)..............   (2,491,168)  (1,164,450)  3,098,557   153,021    281,524    (697,592)   (142,227)  (212,888)  56,925
                            -----------  -----------  ----------  --------   --------   ---------   ---------  ---------  -------
    Net increase
      (decrease) in net
      assets from
      operations..........  $(2,422,923) $(1,208,842) $3,004,369  $589,518   $762,528   $(182,971)  $(145,218) $(217,259) $55,388
                            ===========  ===========  ==========  ========   ========   =========   =========  =========  =======

   The accompanying notes are an integral part of these financial statements.

                                  VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                                                                        ALLIANCE
                                     AIT SELECT              AIT SELECT VALUE OPPORTUNITY            PREMIER GROWTH
                                  STRATEGIC INCOME                FOR THE YEAR ENDED                    CLASS B
                                      FOR THE                        DECEMBER 31,                       FOR THE
                                   PERIOD 5/1/01*   -----------------------------------------------  PERIOD 5/1/01*
                                    TO 12/31/01          2001            2000            1999         TO 12/31/01
                                  ----------------  --------------  --------------  ---------------  --------------
INVESTMENT INCOME:
  Dividends.....................      $ 3,084         $   57,813      $   29,213      $        52       $    --
EXPENSES:
  Mortality and expense risk
    fees........................          640             82,475          72,165           78,319         1,275
                                      -------         ----------      ----------      -----------       -------
    Net investment income
      (loss)....................        2,444            (24,662)        (42,952)         (78,267)       (1,275)
                                      -------         ----------      ----------      -----------       -------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors.....        3,484            976,479          76,346          523,882         3,772
  Net realized gain (loss) from
    sales of investments........          987            399,424         135,186          103,820        (2,189)
                                      -------         ----------      ----------      -----------       -------
    Net realized gain (loss)....        4,471          1,375,903         211,532          627,702         1,583
  Net unrealized gain (loss)....       (4,173)          (223,136)      2,021,312       (1,108,547)       (4,473)
                                      -------         ----------      ----------      -----------       -------
    Net realized and unrealized
      gain (loss)...............          298          1,152,767       2,232,844         (480,845)       (2,890)
                                      -------         ----------      ----------      -----------       -------
    Net increase (decrease) in
      net assets from
      operations................      $ 2,742         $1,128,105      $2,189,892      $  (559,112)      $(4,165)
                                      =======         ==========      ==========      ===========       =======


                                         DGPF INTERNATIONAL EQUITY
                                            FOR THE YEAR ENDED
                                               DECEMBER 31,
                                  ---------------------------------------
                                      2001          2000         1999
                                  ------------  ------------  -----------
INVESTMENT INCOME:
  Dividends.....................   $ 131,255     $ 137,079     $132,596
EXPENSES:
  Mortality and expense risk
    fees........................      41,510        49,967       54,845
                                   ---------     ---------     --------
    Net investment income
      (loss)....................      89,745        87,112       77,751
                                   ---------     ---------     --------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors.....     393,462       112,371        9,684
  Net realized gain (loss) from
    sales of investments........    (346,405)      255,398      405,823
                                   ---------     ---------     --------
    Net realized gain (loss)....      47,057       367,769      415,507
  Net unrealized gain (loss)....    (811,745)     (496,835)     389,867
                                   ---------     ---------     --------
    Net realized and unrealized
      gain (loss)...............    (764,688)     (129,066)     805,374
                                   ---------     ---------     --------
    Net increase (decrease) in
      net assets from
      operations................   $(674,943)    $ (41,954)    $883,125
                                   =========     =========     ========

*    Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                                  VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                              FIDELITY VIP                            FIDELITY VIP
                                              EQUITY-INCOME                              GROWTH
                                           FOR THE YEAR ENDED                      FOR THE YEAR ENDED
                                              DECEMBER 31,                            DECEMBER 31,
                                  -------------------------------------  ---------------------------------------
                                     2001         2000         1999          2001          2000         1999
                                  -----------  -----------  -----------  ------------  ------------  -----------
INVESTMENT INCOME:
  Dividends.....................  $ 1,074,565  $ 1,151,572  $ 1,089,494  $     65,967  $    123,998  $   151,755
EXPENSES:
  Mortality and expense risk
    fees........................      532,347      566,933      648,087       700,601       986,382      844,798
                                  -----------  -----------  -----------  ------------  ------------  -----------
    Net investment income
      (loss)....................      542,218      584,639      441,407      (634,634)     (862,384)    (693,043)
                                  -----------  -----------  -----------  ------------  ------------  -----------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors.....    3,019,015    4,338,480    2,408,355     6,200,924    12,337,818    9,541,625
  Net realized gain (loss) from
    sales of investments........    1,428,772    3,010,324    3,508,471     1,291,449     4,079,817    3,525,852
                                  -----------  -----------  -----------  ------------  ------------  -----------
    Net realized gain (loss)....    4,447,787    7,348,804    5,916,826     7,492,373    16,417,635   13,067,477
  Net unrealized gain (loss)....   (8,733,241)  (3,511,739)  (2,406,339)  (24,340,794)  (28,453,160)  18,088,986
                                  -----------  -----------  -----------  ------------  ------------  -----------
    Net realized and unrealized
      gain (loss)...............   (4,285,454)   3,837,065    3,510,487   (16,848,421)  (12,035,525)  31,156,463
                                  -----------  -----------  -----------  ------------  ------------  -----------
    Net increase (decrease) in
      net assets from
      operations................  $(3,743,236) $ 4,421,704  $ 3,951,894  $(17,483,055) $(12,897,909) $30,463,420
                                  ===========  ===========  ===========  ============  ============  ===========

                                              FIDELITY VIP
                                               HIGH INCOME
                                           FOR THE YEAR ENDED
                                              DECEMBER 31,
                                  -------------------------------------
                                     2001         2000         1999
                                  -----------  -----------  -----------
INVESTMENT INCOME:
  Dividends.....................  $ 1,028,453  $   763,949  $ 1,112,340
EXPENSES:
  Mortality and expense risk
    fees........................       67,436       89,717      106,074
                                  -----------  -----------  -----------
    Net investment income
      (loss)....................      961,017      674,232    1,006,266
                                  -----------  -----------  -----------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors.....           --           --       41,583
  Net realized gain (loss) from
    sales of investments........   (2,626,814)    (662,107)    (260,246)
                                  -----------  -----------  -----------
    Net realized gain (loss)....   (2,626,814)    (662,107)    (218,663)
  Net unrealized gain (loss)....      699,403   (2,523,151)      69,846
                                  -----------  -----------  -----------
    Net realized and unrealized
      gain (loss)...............   (1,927,411)  (3,185,258)    (148,817)
                                  -----------  -----------  -----------
    Net increase (decrease) in
      net assets from
      operations................  $  (966,394) $(2,511,026) $   857,449
                                  ===========  ===========  ===========

   The accompanying notes are an integral part of these financial statements.

                                  VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                       FIDELITY VIP                      FIDELITY VIP                     FIDELITY VIP II
                                       MONEY MARKET                        OVERSEAS                        ASSET MANAGER
                                    FOR THE YEAR ENDED                FOR THE YEAR ENDED                 FOR THE YEAR ENDED
                                       DECEMBER 31,                      DECEMBER 31,                       DECEMBER 31,
                                ---------------------------  ------------------------------------  ------------------------------
                                 2001      2000      1999       2001         2000         1999       2001       2000       1999
                                -------  --------  --------  -----------  -----------  ----------  ---------  ---------  --------
INVESTMENT INCOME:
  Dividends...................  $73,257  $127,211  $104,266  $   895,228  $   333,906  $  291,527  $  87,801  $  79,844  $ 71,663
EXPENSES:
  Mortality and expense risk
    fees......................   16,289    18,719    18,596      141,154      198,340     176,801     16,034     19,793    20,896
                                -------  --------  --------  -----------  -----------  ----------  ---------  ---------  --------
    Net investment income
      (loss)..................   56,968   108,492    85,670      754,074      135,566     114,726     71,767     60,051    50,767
                                -------  --------  --------  -----------  -----------  ----------  ---------  ---------  --------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors...       --        --        --    1,415,038    2,102,707     470,205     32,925    188,107    90,774
  Net realized gain (loss)
    from sales of
    investments...............       --        --        --   (1,250,244)   1,032,426   1,656,357    (58,605)    23,468    50,759
                                -------  --------  --------  -----------  -----------  ----------  ---------  ---------  --------
    Net realized gain
      (loss)..................       --        --        --      164,794    3,135,133   2,126,562    (25,680)   211,575   141,533
  Net unrealized gain
    (loss)....................       --        --        --   (5,019,492)  (8,109,750)  5,049,698   (148,372)  (386,299)   46,533
                                -------  --------  --------  -----------  -----------  ----------  ---------  ---------  --------
    Net realized and
      unrealized gain
      (loss)..................       --        --        --   (4,854,698)  (4,974,617)  7,176,260   (174,052)  (174,724)  188,066
                                -------  --------  --------  -----------  -----------  ----------  ---------  ---------  --------
    Net increase (decrease) in
      net assets from
      operations..............  $56,968  $108,492  $ 85,670  $(4,100,624) $(4,839,051) $7,290,986  $(102,285) $(114,673) $238,833
                                =======  ========  ========  ===========  ===========  ==========  =========  =========  ========

   The accompanying notes are an integral part of these financial statements.

                                  VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                            FIDELITY
                                        VIP II INDEX 500             FT VIP          FT VIP
                                                                    FRANKLIN        FRANKLIN        INVESCO          JANUS
                                    FOR THE YEAR                   LARGE CAP       SMALL CAP       VIF HEALTH     ASPEN GROWTH
                                       ENDED          FOR THE    GROWTH CLASS 2  GROWTH CLASS 2     SCIENCES     SERVICE SHARES
                                    DECEMBER 31,      PERIOD     FOR THE PERIOD  FOR THE PERIOD  FOR THE PERIOD  FOR THE PERIOD
                                  ----------------   10/15/99*      5/1/01*         5/1/01*         5/1/01*         5/1/01*
                                   2001     2000    TO 12/31/99   TO 12/31/01     TO 12/31/01     TO 12/31/01     TO 12/31/01
                                  -------  -------  -----------  --------------  --------------  --------------  --------------
INVESTMENT INCOME:
  Dividends.....................  $   362  $    45     $ --         $    55         $   464           $207         $      --
EXPENSES:
  Mortality and expense risk
    fees........................      260       92       --             467           2,523            154             2,363
                                  -------  -------     ----         -------         -------           ----         ---------
    Net investment income
      (loss)....................      102      (47)      --            (412)         (2,059)            53            (2,363)
                                  -------  -------     ----         -------         -------           ----         ---------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors.....       --       20       --           3,582              --             --               402
  Net realized gain (loss) from
    sales of investments........   (2,037)      (4)      --             (23)         (3,059)            (6)           (7,804)
                                  -------  -------     ----         -------         -------           ----         ---------
    Net realized gain (loss)....   (2,037)      16       --           3,559          (3,059)            (6)           (7,402)
  Net unrealized gain (loss)....   (1,024)  (2,076)      68           6,562          48,311            515           (36,272)
                                  -------  -------     ----         -------         -------           ----         ---------
    Net realized and unrealized
      gain (loss)...............   (3,061)  (2,060)      68          10,121          45,252            509           (43,674)
                                  -------  -------     ----         -------         -------           ----         ---------
    Net increase (decrease) in
      net assets from
      operations................  $(2,959) $(2,107)    $ 68         $ 9,709         $43,193           $562         $ (46,037)
                                  =======  =======     ====         =======         =======           ====         =========


                                              T. ROWE PRICE
                                           INTERNATIONAL STOCK
                                            FOR THE YEAR ENDED
                                               DECEMBER 31,
                                  --------------------------------------
                                     2001         2000          1999
                                  -----------  -----------  ------------
INVESTMENT INCOME:
  Dividends.....................   $  76,432    $  22,792    $   16,216
EXPENSES:
  Mortality and expense risk
    fees........................      28,749       37,018        33,333
                                   ---------    ---------    ----------
    Net investment income
      (loss)....................      47,683      (14,226)      (17,117)
                                   ---------    ---------    ----------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors.....          --      109,401        50,963
  Net realized gain (loss) from
    sales of investments........    (184,495)     268,637       671,233
                                   ---------    ---------    ----------
    Net realized gain (loss)....    (184,495)     378,038       722,196
  Net unrealized gain (loss)....    (683,120)    (955,565)      446,110
                                   ---------    ---------    ----------
    Net realized and unrealized
      gain (loss)...............    (867,615)    (577,527)    1,168,306
                                   ---------    ---------    ----------
    Net increase (decrease) in
      net assets from
      operations................   $(819,932)   $(591,753)   $1,151,189
                                   =========    =========    ==========

*    Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                                  VEL ACCOUNT
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                   AIT                                     AIT
                                               CORE EQUITY                            EQUITY INDEX
                                                YEAR ENDED                             YEAR ENDED
                                               DECEMBER 31,                           DECEMBER 31,
                                  --------------------------------------  -------------------------------------
                                      2001         2000         1999         2001         2000         1999
                                  ------------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET
  ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss)....................  $    (80,353) $  (234,675) $  (156,416) $    30,410  $     9,250  $    21,429
    Net realized gain (loss)....    11,715,547    8,218,692    7,312,288    1,895,233    5,090,279    1,439,621
    Net unrealized gain
      (loss)....................   (21,509,445) (14,635,563)   8,147,921   (5,800,987)  (8,457,017)   4,210,982
                                  ------------  -----------  -----------  -----------  -----------  -----------
    Net increase (decrease) in
      net assets from
      operations................    (9,874,251)  (6,651,546)  15,303,793   (3,875,344)  (3,357,488)   5,672,032
                                  ------------  -----------  -----------  -----------  -----------  -----------
  FROM POLICY TRANSACTIONS:
    Net premiums................     2,839,725    3,264,295    3,845,645    1,514,766    1,875,790    2,171,232
    Terminations................    (1,911,736)  (3,831,741)  (2,393,221)    (809,444)  (1,830,263)  (1,145,709)
    Insurance and other
      charges...................    (2,366,070)  (2,421,739)  (2,419,965)  (1,107,300)  (1,066,102)  (1,053,724)
    Transfers between
      sub-accounts (including
      fixed account), net.......    (2,779,056)    (163,985)  (1,108,733)  (1,175,514)    (412,693)   2,949,488
    Other transfers from (to)
      the General Account.......      (116,499)  (1,419,411)  (1,268,122)    (119,649)    (547,622)    (706,089)
    Net increase (decrease) in
      investment by Sponsor.....            --           --           --           --           --           --
                                  ------------  -----------  -----------  -----------  -----------  -----------
    Net increase (decrease) in
      net assets from policy
      transactions..............    (4,333,636)  (4,572,581)  (3,344,396)  (1,697,141)  (1,980,890)   2,215,198
                                  ------------  -----------  -----------  -----------  -----------  -----------
    Net increase (decrease) in
      net assets................   (14,207,887) (11,224,127)  11,959,397   (5,572,485)  (5,338,378)   7,887,230
  NET ASSETS:
    Beginning of year...........    57,093,828   68,317,955   56,358,558   30,328,041   35,666,419   27,779,189
                                  ------------  -----------  -----------  -----------  -----------  -----------
    End of year.................  $ 42,885,941  $57,093,828  $68,317,955  $24,755,556  $30,328,041  $35,666,419
                                  ============  ===========  ===========  ===========  ===========  ===========

                                                 AIT
                                           GOVERNMENT BOND
                                              YEAR ENDED
                                             DECEMBER 31,
                                  ----------------------------------
                                     2001        2000        1999
                                  ----------  ----------  ----------
INCREASE (DECREASE) IN NET
  ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss)....................  $  117,548  $  124,476  $  129,103
    Net realized gain (loss)....      15,719     (14,498)    (10,540)
    Net unrealized gain
      (loss)....................      45,291     118,672    (133,615)
                                  ----------  ----------  ----------
    Net increase (decrease) in
      net assets from
      operations................     178,558     228,650     (15,052)
                                  ----------  ----------  ----------
  FROM POLICY TRANSACTIONS:
    Net premiums................     240,082     316,782     399,589
    Terminations................     (52,841)   (260,677)    (87,850)
    Insurance and other
      charges...................    (278,600)   (239,991)   (255,204)
    Transfers between
      sub-accounts (including
      fixed account), net.......     266,558    (152,019)    283,486
    Other transfers from (to)
      the General Account.......     270,029     (59,743)    (14,319)
    Net increase (decrease) in
      investment by Sponsor.....          --          --          --
                                  ----------  ----------  ----------
    Net increase (decrease) in
      net assets from policy
      transactions..............     445,228    (395,648)    325,702
                                  ----------  ----------  ----------
    Net increase (decrease) in
      net assets................     623,786    (166,998)    310,650
  NET ASSETS:
    Beginning of year...........   2,599,693   2,766,691   2,456,041
                                  ----------  ----------  ----------
    End of year.................  $3,223,479  $2,599,693  $2,766,691
                                  ==========  ==========  ==========

   The accompanying notes are an integral part of these financial statements.

                                  VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                   AIT                                    AIT
                                              MONEY MARKET                     SELECT AGGRESSIVE GROWTH
                                               YEAR ENDED                             YEAR ENDED
                                              DECEMBER 31,                           DECEMBER 31,
                                  -------------------------------------  -------------------------------------
                                     2001         2000         1999         2001         2000         1999
                                  -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET
  ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss)....................  $   321,284  $   513,541  $   446,340  $  (180,375) $  (279,545) $  (236,876)
    Net realized gain (loss)....           --           --           --    3,759,184    7,071,030    1,629,800
    Net unrealized gain
      (loss)....................           --           --           --   (9,417,726) (15,487,852)   7,711,925
                                  -----------  -----------  -----------  -----------  -----------  -----------
    Net increase (decrease) in
      net assets from
      operations................      321,284      513,541      446,340   (5,838,917)  (8,696,367)   9,104,849
                                  -----------  -----------  -----------  -----------  -----------  -----------
  FROM POLICY TRANSACTIONS:
    Net premiums................    1,950,534    1,791,664    2,737,005    1,843,130    2,216,185    2,408,186
    Terminations................     (967,176)  (1,511,455)  (1,433,409)    (801,866)  (1,503,904)    (979,356)
    Insurance and other
      charges...................   (1,431,247)  (1,354,160)  (1,508,430)  (1,056,040)  (1,212,773)  (1,064,621)
    Transfers between
      sub-accounts (including
      fixed account), net.......    2,670,017   (2,344,213)   3,225,506   (1,510,162)   3,006,640   (2,240,382)
    Other transfers from (to)
      the General Account.......      505,196      191,723     (166,914)    (171,225)    (808,649)    (369,747)
    Net increase (decrease) in
      investment by Sponsor.....           --           --           --           --           --           --
                                  -----------  -----------  -----------  -----------  -----------  -----------
    Net increase (decrease) in
      net assets from policy
      transactions..............    2,727,324   (3,226,441)   2,853,758   (1,696,163)   1,697,499   (2,245,920)
                                  -----------  -----------  -----------  -----------  -----------  -----------
    Net increase (decrease) in
      net assets................    3,048,608   (2,712,900)   3,300,098   (7,535,080)  (6,998,868)   6,858,929
  NET ASSETS:
    Beginning of year...........    9,420,462   12,133,362    8,833,264   26,135,333   33,134,201   26,275,272
                                  -----------  -----------  -----------  -----------  -----------  -----------
    End of year.................  $12,469,070  $ 9,420,462  $12,133,362  $18,600,253  $26,135,333  $33,134,201
                                  ===========  ===========  ===========  ===========  ===========  ===========

                                                 AIT
                                     SELECT CAPITAL APPRECIATION
                                              YEAR ENDED
                                             DECEMBER 31,
                                  ----------------------------------
                                     2001        2000        1999
                                  ----------  ----------  ----------
INCREASE (DECREASE) IN NET
  ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss)....................  $  (57,565) $  (60,679) $  (49,369)
    Net realized gain (loss)....     646,842     516,155     178,840
    Net unrealized gain
      (loss)....................    (757,316)    (74,705)  1,177,188
                                  ----------  ----------  ----------
    Net increase (decrease) in
      net assets from
      operations................    (168,039)    380,771   1,306,659
                                  ----------  ----------  ----------
  FROM POLICY TRANSACTIONS:
    Net premiums................     502,725     568,127     585,539
    Terminations................    (154,652)   (413,079)   (254,258)
    Insurance and other
      charges...................    (306,063)   (253,714)   (220,959)
    Transfers between
      sub-accounts (including
      fixed account), net.......    (180,733)    898,535    (384,528)
    Other transfers from (to)
      the General Account.......     (85,765)   (416,043)    (81,441)
    Net increase (decrease) in
      investment by Sponsor.....          --          --          --
                                  ----------  ----------  ----------
    Net increase (decrease) in
      net assets from policy
      transactions..............    (224,488)    383,826    (355,647)
                                  ----------  ----------  ----------
    Net increase (decrease) in
      net assets................    (392,527)    764,597     951,012
  NET ASSETS:
    Beginning of year...........   7,278,691   6,514,094   5,563,082
                                  ----------  ----------  ----------
    End of year.................  $6,886,164  $7,278,691  $6,514,094
                                  ==========  ==========  ==========

   The accompanying notes are an integral part of these financial statements.

                                  VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                AIT                                  AIT
                                      SELECT EMERGING MARKETS                   SELECT GROWTH
                                             YEAR ENDED                          YEAR ENDED
                                            DECEMBER 31,                        DECEMBER 31,
                                  --------------------------------  -------------------------------------
                                     2001        2000       1999       2001         2000         1999
                                  ----------  ----------  --------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET
  ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss)....................  $   (8,990) $   (8,989) $   (531) $  (138,869) $  (204,851) $  (166,957)
    Net realized gain (loss)....    (423,360)     20,685    40,447      675,897    3,614,828    1,633,379
    Net unrealized gain
      (loss)....................     328,839    (682,109)  228,896   (5,606,103)  (7,976,512)   3,920,725
                                  ----------  ----------  --------  -----------  -----------  -----------
    Net increase (decrease) in
      net assets from
      operations................    (103,511)   (670,413)  268,812   (5,069,075)  (4,566,535)   5,387,147
                                  ----------  ----------  --------  -----------  -----------  -----------
  FROM POLICY TRANSACTIONS:
    Net premiums................      74,954     140,466   130,910    1,203,948    1,520,794    1,441,299
    Terminations................     (53,815)    (36,640)   (6,288)    (784,090)  (1,038,893)    (954,014)
    Insurance and other
      charges...................     (38,570)    (31,549)  (10,194)    (779,150)    (842,986)    (774,818)
    Transfers between
      sub-accounts (including
      fixed account), net.......      59,355     874,715   350,912     (544,610)   1,587,319    1,261,002
    Other transfers from (to)
      the General Account.......     (15,521)    (20,136)   14,543     (104,827)    (495,188)    (459,058)
    Net increase (decrease) in
      investment by Sponsor.....          --          --        --           --           --           --
                                  ----------  ----------  --------  -----------  -----------  -----------
    Net increase (decrease) in
      net assets from policy
      transactions..............      26,403     926,856   479,883   (1,008,729)     731,046      514,411
                                  ----------  ----------  --------  -----------  -----------  -----------
    Net increase (decrease) in
      net assets................     (77,108)    256,443   748,695   (6,077,804)  (3,835,489)   5,901,558
  NET ASSETS:
    Beginning of year...........   1,165,187     908,744   160,049   20,256,228   24,091,717   18,190,159
                                  ----------  ----------  --------  -----------  -----------  -----------
    End of year.................  $1,088,079  $1,165,187  $908,744  $14,178,424  $20,256,228  $24,091,717
                                  ==========  ==========  ========  ===========  ===========  ===========

                                                   AIT
                                        SELECT GROWTH AND INCOME
                                               YEAR ENDED
                                              DECEMBER 31,
                                  -------------------------------------
                                     2001         2000         1999
                                  -----------  -----------  -----------
INCREASE (DECREASE) IN NET
  ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss)....................  $   (41,183) $   (24,355) $    33,006
    Net realized gain (loss)....     (247,763)   2,782,437    1,438,429
    Net unrealized gain
      (loss)....................   (1,425,091)  (4,601,261)     806,907
                                  -----------  -----------  -----------
    Net increase (decrease) in
      net assets from
      operations................   (1,714,037)  (1,843,179)   2,278,342
                                  -----------  -----------  -----------
  FROM POLICY TRANSACTIONS:
    Net premiums................      701,556      899,768      811,749
    Terminations................     (429,400)    (723,010)    (662,885)
    Insurance and other
      charges...................     (571,094)    (547,397)    (544,136)
    Transfers between
      sub-accounts (including
      fixed account), net.......   (1,093,488)     862,731      807,623
    Other transfers from (to)
      the General Account.......      (80,438)    (196,924)    (268,213)
    Net increase (decrease) in
      investment by Sponsor.....           --           --           --
                                  -----------  -----------  -----------
    Net increase (decrease) in
      net assets from policy
      transactions..............   (1,472,864)     295,168      144,138
                                  -----------  -----------  -----------
    Net increase (decrease) in
      net assets................   (3,186,901)  (1,548,011)   2,422,480
  NET ASSETS:
    Beginning of year...........   14,046,186   15,594,197   13,171,717
                                  -----------  -----------  -----------
    End of year.................  $10,859,285  $14,046,186  $15,594,197
                                  ===========  ===========  ===========

   The accompanying notes are an integral part of these financial statements.

                                  VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                   AIT                                  AIT
                                       SELECT INTERNATIONAL EQUITY         SELECT INVESTMENT GRADE INCOME
                                               YEAR ENDED                            YEAR ENDED
                                              DECEMBER 31,                          DECEMBER 31,
                                  -------------------------------------  ----------------------------------
                                     2001         2000         1999         2001        2000        1999
                                  -----------  -----------  -----------  ----------  ----------  ----------
INCREASE (DECREASE) IN NET
  ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss)....................  $    68,245  $   (44,392) $   (94,188) $  436,497  $  481,004  $  514,621
    Net realized gain (loss)....     (153,614)     879,556    1,197,390      29,987     (66,690)      7,014
    Net unrealized gain
      (loss)....................   (2,337,554)  (2,044,006)   1,901,167     123,034     348,214    (704,606)
                                  -----------  -----------  -----------  ----------  ----------  ----------
    Net increase (decrease) in
      net assets from
      operations................   (2,422,923)  (1,208,842)   3,004,369     589,518     762,528    (182,971)
                                  -----------  -----------  -----------  ----------  ----------  ----------
  FROM POLICY TRANSACTIONS:
    Net premiums................      579,936      740,337      868,225     617,402     703,743     894,855
    Terminations................     (218,409)    (549,545)    (617,267)   (469,244)   (530,862)   (552,839)
    Insurance and other
      charges...................     (375,732)    (363,052)    (351,166)   (576,137)   (473,626)   (510,631)
    Transfers between
      sub-accounts (including
      fixed account), net.......      (22,750)     291,365     (711,392)    562,250    (948,022)     51,188
    Other transfers from (to)
      the General Account.......      (70,428)    (300,862)    (115,393)    (59,742)   (210,727)   (231,812)
    Net increase (decrease) in
      investment by Sponsor.....           --           --           --          --          --          --
                                  -----------  -----------  -----------  ----------  ----------  ----------
    Net increase (decrease) in
      net assets from policy
      transactions..............     (107,383)    (181,757)    (926,993)     74,529  (1,459,494)   (349,239)
                                  -----------  -----------  -----------  ----------  ----------  ----------
    Net increase (decrease) in
      net assets................   (2,530,306)  (1,390,599)   2,077,376     664,047    (696,966)   (532,210)
  NET ASSETS:
    Beginning of year...........   11,180,379   12,570,978   10,493,602   8,545,598   9,242,564   9,774,774
                                  -----------  -----------  -----------  ----------  ----------  ----------
    End of year.................  $ 8,650,073  $11,180,379  $12,570,978  $9,209,645  $8,545,598  $9,242,564
                                  ===========  ===========  ===========  ==========  ==========  ==========

                                               AIT
                                     SELECT STRATEGIC GROWTH
                                            YEAR ENDED
                                           DECEMBER 31,
                                  ------------------------------
                                    2001       2000       1999
                                  ---------  ---------  --------
INCREASE (DECREASE) IN NET
  ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss)....................  $  (2,991) $  (4,371) $ (1,537)
    Net realized gain (loss)....   (197,735)    31,806    11,249
    Net unrealized gain
      (loss)....................     55,508   (244,694)   45,676
                                  ---------  ---------  --------
    Net increase (decrease) in
      net assets from
      operations................   (145,218)  (217,259)   55,388
                                  ---------  ---------  --------
  FROM POLICY TRANSACTIONS:
    Net premiums................     34,890     37,664    21,833
    Terminations................     (5,817)    (9,277)   (3,348)
    Insurance and other
      charges...................    (11,877)    (8,876)   (5,559)
    Transfers between
      sub-accounts (including
      fixed account), net.......    (80,119)   218,430   241,221
    Other transfers from (to)
      the General Account.......     19,112      9,811    (2,801)
    Net increase (decrease) in
      investment by Sponsor.....         --         --        --
                                  ---------  ---------  --------
    Net increase (decrease) in
      net assets from policy
      transactions..............    (43,811)   247,752   251,346
                                  ---------  ---------  --------
    Net increase (decrease) in
      net assets................   (189,029)    30,493   306,734
  NET ASSETS:
    Beginning of year...........    464,020    433,527   126,793
                                  ---------  ---------  --------
    End of year.................  $ 274,991  $ 464,020  $433,527
                                  =========  =========  ========

   The accompanying notes are an integral part of these financial statements.

                                  VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                  AIT SELECT VALUE OPPORTUNITY                   ALLIANCE
                                      AIT SELECT                           YEAR ENDED                         PREMIER GROWTH
                                   STRATEGIC INCOME                       DECEMBER 31,                            CLASS B
                                  PERIOD FROM 5/1/01*  ---------------------------------------------------  PERIOD FROM 5/1/01*
                                      TO 12/31/01            2001             2000              1999            TO 12/31/01
                                  -------------------  ----------------  ---------------  ----------------  -------------------
INCREASE (DECREASE) IN NET
  ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss)....................       $  2,444          $   (24,662)      $  (42,952)      $   (78,267)         $ (1,275)
    Net realized gain (loss)....          4,471            1,375,903          211,532           627,702             1,583
    Net unrealized gain
      (loss)....................         (4,173)            (223,136)       2,021,312        (1,108,547)           (4,473)
                                       --------          -----------       ----------       -----------          --------
    Net increase (decrease) in
      net assets from
      operations................          2,742            1,128,105        2,189,892          (559,112)           (4,165)
                                       --------          -----------       ----------       -----------          --------
  FROM POLICY TRANSACTIONS:
    Net premiums................         13,455              552,518          546,079           950,663             4,123
    Terminations................           (708)            (254,441)        (602,831)         (316,221)          (12,713)
    Insurance and other
      charges...................         (2,037)            (426,066)        (288,081)         (311,473)           (3,988)
    Transfers between
      sub-accounts (including
      fixed account), net.......        199,424              308,025         (735,320)       (1,934,352)          421,104
    Other transfers from (to)
      the General Account.......         (1,202)             (34,680)         (43,775)         (128,860)          (15,342)
    Net increase (decrease) in
      investment by Sponsor.....          1,895                   --               --                --               243
                                       --------          -----------       ----------       -----------          --------
    Net increase (decrease) in
      net assets from policy
      transactions..............        210,827              145,356       (1,123,928)       (1,740,243)          393,427
                                       --------          -----------       ----------       -----------          --------
    Net increase (decrease) in
      net assets................        213,569            1,273,461        1,065,964        (2,299,355)          389,262
  NET ASSETS:
    Beginning of year...........             --            9,275,616        8,209,652        10,509,007                --
                                       --------          -----------       ----------       -----------          --------
    End of year.................       $213,569          $10,549,077       $9,275,616       $ 8,209,652          $389,262
                                       ========          ===========       ==========       ===========          ========

                                              DGPF INTERNATIONAL EQUITY
                                                     YEAR ENDED
                                                    DECEMBER 31,
                                  -------------------------------------------------
                                       2001             2000             1999
                                  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET
  ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss)....................    $   89,745       $   87,112       $   77,751
    Net realized gain (loss)....        47,057          367,769          415,507
    Net unrealized gain
      (loss)....................      (811,745)        (496,835)         389,867
                                    ----------       ----------       ----------
    Net increase (decrease) in
      net assets from
      operations................      (674,943)         (41,954)         883,125
                                    ----------       ----------       ----------
  FROM POLICY TRANSACTIONS:
    Net premiums................       311,913          364,389          507,378
    Terminations................      (195,058)        (344,747)        (238,718)
    Insurance and other
      charges...................      (224,227)        (209,995)        (241,496)
    Transfers between
      sub-accounts (including
      fixed account), net.......      (561,977)        (499,182)        (526,961)
    Other transfers from (to)
      the General Account.......        (1,606)         (99,005)         (87,364)
    Net increase (decrease) in
      investment by Sponsor.....            --               --               --
                                    ----------       ----------       ----------
    Net increase (decrease) in
      net assets from policy
      transactions..............      (670,955)        (788,540)        (587,161)
                                    ----------       ----------       ----------
    Net increase (decrease) in
      net assets................    (1,345,898)        (830,494)         295,964
  NET ASSETS:
    Beginning of year...........     5,595,996        6,426,490        6,130,526
                                    ----------       ----------       ----------
    End of year.................    $4,250,098       $5,595,996       $6,426,490
                                    ==========       ==========       ==========

*    Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                                  VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                              FIDELITY VIP                            FIDELITY VIP
                                              EQUITY-INCOME                              GROWTH
                                               YEAR ENDED                              YEAR ENDED
                                              DECEMBER 31,                            DECEMBER 31,
                                  -------------------------------------  --------------------------------------
                                     2001         2000         1999         2001         2000          1999
                                  -----------  -----------  -----------  -----------  -----------  ------------
INCREASE (DECREASE) IN NET
  ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss)....................  $   542,218  $   584,639  $   441,407  $  (634,634) $  (862,384) $   (693,043)
    Net realized gain (loss)....    4,447,787    7,348,804    5,916,826    7,492,373   16,417,635    13,067,477
    Net unrealized gain
      (loss)....................   (8,733,241)  (3,511,739)  (2,406,339) (24,340,794) (28,453,160)   18,088,986
                                  -----------  -----------  -----------  -----------  -----------  ------------
    Net increase (decrease) in
      net assets from
      operations................   (3,743,236)   4,421,704    3,951,894  (17,483,055) (12,897,909)   30,463,420
                                  -----------  -----------  -----------  -----------  -----------  ------------
  FROM POLICY TRANSACTIONS:
    Net premiums................    3,045,214    3,522,315    4,385,915    4,130,768    4,734,546     5,194,054
    Terminations................   (1,896,589)  (3,328,054)  (3,308,744)  (2,752,907)  (5,454,981)   (4,178,303)
    Insurance and other
      charges...................   (2,825,792)  (2,466,946)  (2,798,336)  (3,578,767)  (3,853,250)   (3,538,134)
    Transfers between
      sub-accounts (including
      fixed account), net.......     (841,468)  (5,699,546)  (3,833,558)  (3,614,147)   3,358,588     1,939,800
    Other transfers from (to)
      the General Account.......     (683,245)    (870,314)  (1,291,661)    (725,683)  (2,987,252)   (1,831,078)
    Net increase (decrease) in
      investment by Sponsor.....           --           --           --           --           --            --
                                  -----------  -----------  -----------  -----------  -----------  ------------
    Net increase (decrease) in
      net assets from policy
      transactions..............   (3,201,880)  (8,842,545)  (6,846,384)  (6,540,736)  (4,202,349)   (2,413,661)
                                  -----------  -----------  -----------  -----------  -----------  ------------
    Net increase (decrease) in
      net assets................   (6,945,116)  (4,420,841)  (2,894,490) (24,023,791) (17,100,258)   28,049,759
  NET ASSETS:
    Beginning of year...........   66,003,312   70,424,153   73,318,643   96,430,340  113,530,598    85,480,839
                                  -----------  -----------  -----------  -----------  -----------  ------------
    End of year.................  $59,058,196  $66,003,312  $70,424,153  $72,406,549  $96,430,340  $113,530,598
                                  ===========  ===========  ===========  ===========  ===========  ============

                                              FIDELITY VIP
                                              HIGH INCOME
                                               YEAR ENDED
                                              DECEMBER 31,
                                  ------------------------------------
                                     2001        2000         1999
                                  ----------  -----------  -----------
INCREASE (DECREASE) IN NET
  ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss)....................  $  961,017  $   674,232  $ 1,006,266
    Net realized gain (loss)....  (2,626,814)    (662,107)    (218,663)
    Net unrealized gain
      (loss)....................     699,403   (2,523,151)      69,846
                                  ----------  -----------  -----------
    Net increase (decrease) in
      net assets from
      operations................    (966,394)  (2,511,026)     857,449
                                  ----------  -----------  -----------
  FROM POLICY TRANSACTIONS:
    Net premiums................     628,447      751,469      965,604
    Terminations................    (316,261)    (445,742)    (579,865)
    Insurance and other
      charges...................    (471,936)    (483,159)    (557,683)
    Transfers between
      sub-accounts (including
      fixed account), net.......    (434,665)    (627,367)    (610,238)
    Other transfers from (to)
      the General Account.......     (57,146)    (140,341)    (167,067)
    Net increase (decrease) in
      investment by Sponsor.....          --           --           --
                                  ----------  -----------  -----------
    Net increase (decrease) in
      net assets from policy
      transactions..............    (651,561)    (945,140)    (949,249)
                                  ----------  -----------  -----------
    Net increase (decrease) in
      net assets................  (1,617,955)  (3,456,166)     (91,800)
  NET ASSETS:
    Beginning of year...........   8,234,534   11,690,700   11,782,500
                                  ----------  -----------  -----------
    End of year.................  $6,616,579  $ 8,234,534  $11,690,700
                                  ==========  ===========  ===========

   The accompanying notes are an integral part of these financial statements.

                                  VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                             FIDELITY VIP                         FIDELITY VIP
                                             MONEY MARKET                           OVERSEAS
                                              YEAR ENDED                           YEAR ENDED
                                             DECEMBER 31,                         DECEMBER 31,
                                  ----------------------------------  -------------------------------------
                                     2001        2000        1999        2001         2000         1999
                                  ----------  ----------  ----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET
  ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss)....................  $   56,968  $  108,492  $   85,670  $   754,074  $   135,566  $   114,726
    Net realized gain (loss)....          --          --          --      164,794    3,135,133    2,126,562
    Net unrealized gain
      (loss)....................          --          --          --   (5,019,492)  (8,109,750)   5,049,698
                                  ----------  ----------  ----------  -----------  -----------  -----------
    Net increase (decrease) in
      net assets from
      operations................      56,968     108,492      85,670   (4,100,624)  (4,839,051)   7,290,986
                                  ----------  ----------  ----------  -----------  -----------  -----------
  FROM POLICY TRANSACTIONS:
    Net premiums................     245,519     348,854     321,463    1,110,509    1,362,382    1,449,864
    Terminations................    (170,508)   (241,442)   (172,248)    (668,532)  (1,100,901)    (922,962)
    Insurance and other
      charges...................    (322,130)   (343,192)   (343,328)    (795,665)    (848,350)    (801,362)
    Transfers between
      sub-accounts (including
      fixed account), net.......     131,429    (142,186)    339,115   (1,399,334)   1,016,292   (1,112,314)
    Other transfers from (to)
      the General Account.......     (13,840)       (725)    (68,235)       3,838     (659,655)    (394,455)
    Net increase (decrease) in
      investment by Sponsor.....          --          --          --           --           --           --
                                  ----------  ----------  ----------  -----------  -----------  -----------
    Net increase (decrease) in
      net assets from policy
      transactions..............    (129,530)   (378,691)     76,767   (1,749,184)    (230,232)  (1,781,229)
                                  ----------  ----------  ----------  -----------  -----------  -----------
    Net increase (decrease) in
      net assets................     (72,562)   (270,199)    162,437   (5,849,808)  (5,069,283)   5,509,757
  NET ASSETS:
    Beginning of year...........   1,906,906   2,177,105   2,014,668   19,401,447   24,470,730   18,960,973
                                  ----------  ----------  ----------  -----------  -----------  -----------
    End of year.................  $1,834,344  $1,906,906  $2,177,105  $13,551,639  $19,401,447  $24,470,730
                                  ==========  ==========  ==========  ===========  ===========  ===========

                                           FIDELITY VIP II
                                            ASSET MANAGER
                                              YEAR ENDED
                                             DECEMBER 31,
                                  ----------------------------------
                                     2001        2000        1999
                                  ----------  ----------  ----------
INCREASE (DECREASE) IN NET
  ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss)....................  $   71,767  $   60,051  $   50,767
    Net realized gain (loss)....     (25,680)    211,575     141,533
    Net unrealized gain
      (loss)....................    (148,372)   (386,299)     46,533
                                  ----------  ----------  ----------
    Net increase (decrease) in
      net assets from
      operations................    (102,285)   (114,673)    238,833
                                  ----------  ----------  ----------
  FROM POLICY TRANSACTIONS:
    Net premiums................      84,030     109,664     139,895
    Terminations................     (31,188)    (82,756)    (89,954)
    Insurance and other
      charges...................     (87,281)    (77,121)    (83,706)
    Transfers between
      sub-accounts (including
      fixed account), net.......    (171,597)   (313,701)    278,991
    Other transfers from (to)
      the General Account.......     (27,635)    (38,107)     (8,812)
    Net increase (decrease) in
      investment by Sponsor.....          --          --          --
                                  ----------  ----------  ----------
    Net increase (decrease) in
      net assets from policy
      transactions..............    (233,671)   (402,021)    236,414
                                  ----------  ----------  ----------
    Net increase (decrease) in
      net assets................    (335,956)   (516,694)    475,247
  NET ASSETS:
    Beginning of year...........   2,149,199   2,665,893   2,190,646
                                  ----------  ----------  ----------
    End of year.................  $1,813,243  $2,149,199  $2,665,893
                                  ==========  ==========  ==========

   The accompanying notes are an integral part of these financial statements.

                                  VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                             FIDELITY
                                         VIP II INDEX 500              FT VIP          FT VIP
                                                                      FRANKLIN        FRANKLIN       INVESCO        JANUS
                                     FOR THE YEAR                    LARGE CAP       SMALL CAP     VIF HEALTH    ASPEN GROWTH
                                        ENDED           FOR THE    GROWTH CLASS 2  GROWTH CLASS 2   SCIENCES    SERVICE SHARES
                                     DECEMBER 31,       PERIOD      PERIOD FROM     PERIOD FROM    PERIOD FROM   PERIOD FROM
                                  ------------------   10/15/99*      5/1/01*         5/1/01*        5/1/01*       5/1/01*
                                    2001      2000    TO 12/31/99   TO 12/31/01     TO 12/31/01    TO 12/31/01   TO 12/31/01
                                  --------  --------  -----------  --------------  --------------  -----------  --------------
INCREASE (DECREASE) IN NET
  ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss)....................  $    102  $    (47)   $   --        $   (412)       $ (2,059)      $    53       $ (2,363)
    Net realized gain (loss)....    (2,037)       16        --           3,559          (3,059)           (6)        (7,402)
    Net unrealized gain
      (loss)....................    (1,024)   (2,076)       68           6,562          48,311           515        (36,272)
                                  --------  --------    ------        --------        --------       -------       --------
    Net increase (decrease) in
      net assets from
      operations................    (2,959)   (2,107)       68           9,709          43,193           562        (46,037)
                                  --------  --------    ------        --------        --------       -------       --------
  FROM POLICY TRANSACTIONS:
    Net premiums................    12,389     9,073       888           5,613          22,091        12,558         13,039
    Terminations................        --       (13)       --              --          (8,748)       (1,432)        (8,443)
    Insurance and other
      charges...................    (4,982)   (1,544)      (48)         (1,893)        (10,570)         (539)        (6,328)
    Transfers between
      sub-accounts (including
      fixed account), net.......    57,447    24,522     1,700         185,759         861,234        48,020        780,285
    Other transfers from (to)
      the General Account.......    (1,874)     (636)       --             105         (46,877)        1,058        (39,629)
    Net increase (decrease) in
      investment by Sponsor.....        --        --        --           2,271             313         2,000          2,123
                                  --------  --------    ------        --------        --------       -------       --------
    Net increase (decrease) in
      net assets from policy
      transactions..............    62,980    31,402     2,540         191,855         817,443        61,665        741,047
                                  --------  --------    ------        --------        --------       -------       --------
    Net increase (decrease) in
      net assets................    60,021    29,295     2,608         201,564         860,636        62,227        695,010
  NET ASSETS:
    Beginning of year...........    31,903     2,608        --              --              --            --             --
                                  --------  --------    ------        --------        --------       -------       --------
    End of year.................  $ 91,924  $ 31,903    $2,608        $201,564        $860,636       $62,227       $695,010
                                  ========  ========    ======        ========        ========       =======       ========


                                               T. ROWE PRICE
                                            INTERNATIONAL STOCK
                                             FOR THE YEAR ENDED
                                                DECEMBER 31,
                                  ----------------------------------------
                                      2001          2000          1999
                                  ------------  ------------  ------------
INCREASE (DECREASE) IN NET
  ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss)....................   $   47,683    $  (14,226)   $  (17,117)
    Net realized gain (loss)....     (184,495)      378,038       722,196
    Net unrealized gain
      (loss)....................     (683,120)     (955,565)      446,110
                                   ----------    ----------    ----------
    Net increase (decrease) in
      net assets from
      operations................     (819,932)     (591,753)    1,151,189
                                   ----------    ----------    ----------
  FROM POLICY TRANSACTIONS:
    Net premiums................      254,234       279,302       266,618
    Terminations................      (86,756)     (212,584)     (145,509)
    Insurance and other
      charges...................     (147,162)     (140,114)     (128,668)
    Transfers between
      sub-accounts (including
      fixed account), net.......      968,786       (25,003)     (324,797)
    Other transfers from (to)
      the General Account.......      (73,806)     (152,888)      (73,544)
    Net increase (decrease) in
      investment by Sponsor.....           --            --            --
                                   ----------    ----------    ----------
    Net increase (decrease) in
      net assets from policy
      transactions..............      915,296      (251,287)     (405,900)
                                   ----------    ----------    ----------
    Net increase (decrease) in
      net assets................       95,364      (843,040)      745,289
  NET ASSETS:
    Beginning of year...........    3,545,792     4,388,832     3,643,543
                                   ----------    ----------    ----------
    End of year.................   $3,641,156    $3,545,792    $4,388,832
                                   ==========    ==========    ==========

*    Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                                  VEL ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION

    The VEL Account ("the Separate Account") is a separate investment account of Allmerica Financial Life Insurance and Annuity Company ("AFLIAC"), established on April 2, 1987 for the purpose of separating from the general assets of AFLIAC those assets used to fund the variable portion of certain flexible premium variable life insurance policies ("the Policies") issued by AFLIAC. AFLIAC is a wholly owned subsidiary of First Allmerica Financial Life Insurance Company ("FAFLIC"). FAFLIC is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of AFLIAC. The Separate Account cannot be charged with liabilities arising out of any other business of AFLIAC.

    The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended ("the 1940 Act"). The Separate Account currently offers twenty-eight Sub-Accounts of which all had investment activity during the year. Each Sub-Account invests exclusively in one of the funds ("Underlying Funds") that are part of the following fund groups:

FUND GROUP                                               INVESTMENT MANAGER
----------                                               ------------------
Allmerica Investment Trust ("AIT")                       Allmerica Financial Investment Management
                                                         Services, Inc. ("AFIMS")
Alliance Variable Products Series Fund, Inc.             Alliance Capital Management, L.P.
(Class B) ("Alliance B")
Delaware Group Premium Fund ("DGPF")                     Delaware International Advisors Ltd.
Fidelity Variable Insurance Products Fund                Fidelity Management & Research Company ("FMR")
("Fidelity VIP")
Fidelity Variable Insurance Products Fund II             Fidelity Management & Research Company ("FMR")
("Fidelity VIP II")
Franklin Templeton Variable Insurance Products           Franklin Mutual Advisors, LLC
Trust (Class 2) ("FT VIP")
INVESCO Variable Investment Funds, Inc.                  INVESCO Funds Group, Inc.
("INVESCO VIF")
Janus Aspen Series (Service Shares)                      Janus Capital
("Janus Aspen")
T. Rowe Price International Series, Inc.                 T. Rowe Price International
("T. Rowe Price")

    The Fund Groups listed above are open-end, diversified, management investment companies registered under the 1940 Act. AFIMS is a wholly owned subsidiary of AFLIAC.

NOTE 2 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates at the date of the financial statements. Actual results could differ from those estimates.

    The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements.

    INVESTMENTS -- Security transactions are recorded as of the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the Underlying Funds. Realized investment gains and

                                  VEL ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

losses are determined using the average cost method. Dividend income and capital gain distributions are recorded on the ex-distribution date and are reinvested in additional shares of the Underlying Funds at net asset value.

    FEDERAL INCOME TAXES -- The operations of the Separate Account are included in the federal income tax return of AFLIAC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code ("IRC"). AFLIAC files a consolidated federal tax return with AFC and AFC's affiliates. Under the current provisions of the IRC, AFLIAC does not expect to incur federal income taxes on the earnings or realized capital gains attributable to the Separate Account. Based on this, no Federal income tax provision is required. AFLIAC will review periodically the status of this policy during the year in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the policies.

    Under the provisions of Section 817(h) of IRC, a variable life insurance policy, other than a policy issued in connection with certain types of employee benefit plans, will not be treated as a variable life insurance policy for federal income tax purposes for any period for which the investments of the segregated asset account on which the policy is based are not adequately diversified. IRC provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The Internal Revenue Service has issued regulations under
Section 817(h) of IRC. AFLIAC believes that the Separate Account satisfies the current requirements of the regulations, and it intends that it will continue to meet such requirements.

NOTE 3 -- INVESTMENTS

    The number of shares owned, aggregate cost, and net asset value per share of each Sub-Account's investment in the Underlying Funds at December 31, 2001 were as follows:

                                                                     PORTFOLIO INFORMATION
                                                              -----------------------------------
                                                                                        NET ASSET
                                                               NUMBER OF    AGGREGATE     VALUE
INVESTMENT PORTFOLIO                                            SHARES        COST      PER SHARE
--------------------                                          -----------  -----------  ---------
AIT Core Equity.............................................   26,262,058  $56,617,481  $  1.633
AIT Equity Index............................................    9,118,068   22,753,608     2.715
AIT Government Bond.........................................    2,993,017    3,173,281     1.077
AIT Money Market............................................   12,469,070   12,469,070     1.000
AIT Select Aggressive Growth................................   14,868,308   28,589,177     1.251
AIT Select Capital Appreciation.............................    3,549,569    6,122,734     1.940
AIT Select Emerging Markets.................................    1,517,543    1,214,641     0.717
AIT Select Growth and Income................................    8,666,628   12,547,815     1.253
AIT Select Growth...........................................    8,996,462   16,897,315     1.576
AIT Select International Equity.............................    7,771,853   10,141,681     1.113
AIT Select Investment Grade Income..........................    8,326,985    9,126,208     1.106
AIT Select Strategic Growth.................................      569,338      415,775     0.483
AIT Select Strategic Income.................................      204,961      217,742     1.042
AIT Select Value Opportunity................................    5,341,305    8,835,559     1.975
Alliance Premier Growth Class B.............................       15,570      393,735    25.000
DGPF International Equity...................................      271,799    3,760,212    13.900

                                  VEL ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3 -- INVESTMENTS (CONTINUED)

                                                                     PORTFOLIO INFORMATION
                                                              -----------------------------------
                                                                                        NET ASSET
                                                               NUMBER OF    AGGREGATE     VALUE
INVESTMENT PORTFOLIO                                            SHARES        COST      PER SHARE
--------------------                                          -----------  -----------  ---------
Fidelity VIP Equity-Income..................................    2,595,964   45,606,644  $ 22.750
Fidelity VIP Growth.........................................    2,154,316   64,592,547    33.610
Fidelity VIP High Income....................................    1,032,227    8,601,614     6.410
Fidelity VIP Money Market...................................    1,834,344    1,834,344     1.000
Fidelity VIP Overseas.......................................      976,343   17,556,554    13.880
Fidelity VIP II Asset Manager...............................      124,966    1,996,749    14.510
Fidelity VIP II Index 500...................................          707       94,956   130.070
FT VIP Franklin Large Cap Growth Class 2....................       13,969      195,002    14.430
FT VIP Franklin Small Cap Class 2...........................       48,215      812,325    17.850
INVESCO VIF Health Sciences.................................        3,419       61,712    18.200
Janus Aspen Growth Service Shares...........................       35,173      731,282    19.760
T. Rowe Price International Stock...........................      317,451    4,491,583    11.470

NOTE 4 -- EXPENSES AND RELATED PARTY TRANSACTIONS

    AFLIAC deducts a daily charge against the net asset value in each Sub-Account for mortality and expense risks assumed by AFLIAC in relation to the variable portion of the Policies. The charge for Vari-Exceptional Life (VEL '87 and '91) policies is 0.90% annually. The charge for Vari-Exceptional Life Plus policies is 0.50% annually. This charge may be increased or decreased, subject to compliance with applicable state and federal requirements; but, it may not exceed 0.90% on an annual basis. If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, AFLIAC will absorb the losses. If costs are less than the amounts charged the difference will be a profit to AFLIAC.

    On the date of issue and for each monthly payment date thereafter until the Final Premium Payment Date, AFLIAC makes deductions from Policy Value as compensation for providing insurance benefits (which vary by policy) and any additional benefits added by optional riders. A Monthly Administrative Charge is deducted from Policy Value as reimbursement for expenses incurred in administration of the Policy. For Vari-Exceptional Life (VEL '87 and '91) policies this charge is $25 per month for the first 12 monthly deductions, and $5 per month thereafter, until the Final Premium Payment Date. For Vari-Exceptional Life Plus policies this charge is $5 per month until the Final Premium Payment Date. The policyowner may instruct AFLIAC to deduct these monthly charges from one specific Sub-Account. In the absence of specific instructions AFLIAC will make a pro-rata allocation among the Sub-Accounts in the Policy.

    During the year ended December 31, 2001 management fees of the underlying funds were paid indirectly to AFIMS in its capacity as investment manager and administrator of AIT. The AIT funds' advisory agreement provides for fees ranging from 0.20% to 1.35% based on individual portfolios and average daily net assets. Additionally, on February 12, 2002, the Board of Trustees of Allmerica Investment Trust voted to approve a Plan of Distribution and Service pursuant to Rule 12b-1 under the 1940 Act. Effective May 1, 2002, each Portfolio would pay a distribution fee equal to an annual rate of 0.15% of the Portfolio's average daily net assets.

    Allmerica Investments, Inc., (Allmerica Investments), a wholly-owned subsidiary of AFLIAC, is principal underwriter and general distributor of the Separate Account, and does not retain any compensation for sales of the Policies. Commissions are paid to registered representatives of Allmerica Investments and to

                                  VEL ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4 -- EXPENSES AND RELATED PARTY TRANSACTIONS (CONTINUED)

certain independent broker-dealers by AFLIAC. The current series of policies have a surrender charge and no deduction is made for sales charges at the time of the sale.

NOTE 5 -- PURCHASES AND SALES OF INVESTMENTS

    The cost of purchases and proceeds from sales of shares of the Underlying Funds of the Separate Account during the year ended December 31, 2001 were as follows:

INVESTMENT PORTFOLIO                                           PURCHASES      SALES
--------------------                                          -----------  -----------
AIT Core Equity.............................................  $14,224,648  $ 6,090,860
AIT Equity Index............................................    3,010,318    3,219,368
AIT Government Bond.........................................    1,346,149      783,373
AIT Money Market............................................   43,871,101   40,822,493
AIT Select Aggressive Growth................................    6,224,590    3,163,375
AIT Select Capital Appreciation.............................    1,407,256    1,172,271
AIT Select Emerging Markets.................................    3,534,647    3,517,234
AIT Select Growth and Income................................      442,900    1,956,947
AIT Select Growth...........................................    1,921,914    2,236,267
AIT Select International Equity.............................   16,898,594   15,195,355
AIT Select Investment Grade Income..........................    2,564,038    2,053,011
AIT Select Strategic Growth.................................      268,773      315,575
AIT Select Strategic Income.................................      318,766      102,011
AIT Select Value Opportunity................................    3,209,837    2,112,664
Alliance Premier Growth Class B.............................      433,386       37,462
DGPF International Equity...................................    8,822,024    9,009,773
Fidelity VIP Equity-Income..................................    6,006,491    5,647,139
Fidelity VIP Growth.........................................    7,714,057    8,688,503
Fidelity VIP High Income....................................   10,120,355    9,810,900
Fidelity VIP Money Market...................................      496,305      568,203
Fidelity VIP Overseas.......................................    6,671,305    6,251,376
Fidelity VIP II Asset Manager...............................      351,464      480,442
Fidelity VIP II Index 500...................................       79,127       16,045
FT VIP Franklin Large Cap Growth Class 2....................      199,044        4,020
FT VIP Franklin Small Cap Class 2...........................      908,040       92,655
INVESCO VIF Health Sciences.................................       63,490        1,772
Janus Aspen Growth Service Shares...........................      834,357       95,270
T. Rowe Price International Stock...........................    5,574,819    4,611,840

                                  VEL ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 6 -- FINANCIAL HIGHLIGHTS

    A summary of unit values, units outstanding, income and expense ratios and total return for each Sub-Account for the year ended December 31, 2001 is as follows:

                                            AT DECEMBER 31                  FOR THE YEAR ENDED DECEMBER 31
                             ---------------------------------------------  -----------------------------
                                           UNIT       UNIT                  INVESTMENT*  LOWEST   HIGHEST
                                           VALUE      VALUE                   INCOME     EXPENSE  EXPENSE
                               UNITS      LOWEST     HIGHEST   NET ASSETS      RATIO     RATIO**  RATIO**
                             ----------  ---------  ---------  -----------  -----------  -------  -------
  AIT Core Equity
  2001                        8,118,952  $5.278006  $5.378824  $42,885,941       0.72%      0.5%     0.9%
  AIT Equity Index
  2001                        6,102,003   4.049432   4.126758   24,755,556       0.98       0.5      0.9
  AIT Government Bond
  2001                        1,877,968   1.714614   1.747385    3,223,479       4.91       0.5      0.9
  AIT Money Market
  2001                        6,523,313   1.908952   1.945420   12,469,070       4.08       0.5      0.9
  AIT Select Aggressive
    Growth
  2001                        8,935,153   2.077193   2.116864   18,600,253        N/A       0.5      0.9
  AIT Select Capital
    Appreciation
  2001                        2,787,908   2.463370   2.510422    6,886,164        N/A       0.5      0.9
  AIT Select Emerging
    Markets
  2001                        1,384,697   0.783130   0.799849    1,088,079        N/A       0.5      0.9
  AIT Select Growth and
    Income
  2001                        5,068,145   2.140378   2.181288   10,859,285       0.54       0.5      0.9
  AIT Select Growth
  2001                        6,572,804   2.153604   2.194699   14,178,424        N/A       0.5      0.9
  AIT Select International
    Equity
  2001                        5,726,071   1.506956   1.535727    8,650,073       1.57       0.5      0.9
  AIT Select Investment
    Grade Income
  2001                        3,405,395   2.701374   2.753042    9,209,645       5.82       0.5      0.9
  AIT Select Strategic
    Growth
  2001                          562,043   0.486103   0.495603      274,991        N/A       0.5      0.9
  AIT Select Strategic
    Income
  2001                          205,406   1.039233   1.042062      213,569       3.99       0.5      0.9
  AIT Select Value
    Opportunity
  2001                        3,765,837   2.794014   2.847344   10,549,077       0.60       0.5      0.9
  Alliance Premier Growth
    Class B (a)
  2001                          453,637   0.858091   0.858091      389,262        N/A       0.5      0.9
  DGPF International Equity
  2001                        2,391,955   1.773131   1.807000    4,250,098       2.72       0.5      0.9
  Fidelity VIP
    Equity-Income
  2001                       10,876,163   5.422224   5.525798   59,058,196       1.77       0.5      0.9
  Fidelity VIP Growth
  2001                       10,812,756   6.687016   6.814713   72,406,549       0.08       0.5      0.9
  Fidelity VIP High Income
  2001                        3,136,149   2.107639   2.147951    6,616,579      13.49       0.5      0.9
  Fidelity VIP Money
    Market (a)
  2001                          951,110   1.928635   1.928635    1,834,344       4.06       0.5      0.9
  Fidelity VIP Overseas
  2001                        5,651,316   2.394952   2.440738   13,551,639       5.57       0.5      0.9
  Fidelity VIP II Asset
    Manager
  2001                        1,021,760   1.768582   1.802394    1,813,243       4.56       0.5      0.9
  Fidelity VIP II Index 500
  2001                          105,806   0.868802   0.868802       91,924       0.70       0.5      0.9
  FT VIP Franklin Large Cap
    Growth Class 2 (b)
  2001                          229,993   0.875703   0.878105      201,564       0.09       0.5      0.9
  FT VIP Franklin Small Cap
    Class 2
  2001                          923,664   0.931387   0.933915      860,636       0.16       0.5      0.9
  INVESCO VIF Health
    Sciences (b)
  2001                           60,792   1.023603   1.023603       62,227       0.68       0.5      0.9
  Janus Aspen Growth
    Service Shares
  2001                          881,096   0.788651   0.790776      695,010        N/A       0.5      0.9
  T. Rowe Price
    International Stock
  2001                        3,122,346   1.164476   1.186734    3,641,156       2.30       0.5      0.9

                           FOR THE YEAR ENDED DECEMBER 31
                             -------------------------------
                                 TOTAL            TOTAL
                               RETURN***        RETURN***
                                 LOWEST          HIGHEST
                             --------------   --------------
  AIT Core Equity
  2001                              -17.63%           -17.29%
  AIT Equity Index
  2001                              -12.81            -12.45
  AIT Government Bond
  2001                                6.66              7.09
  AIT Money Market
  2001                                3.35              3.76
  AIT Select Aggressive
    Growth
  2001                              -22.33            -22.02
  AIT Select Capital
    Appreciation
  2001                               -2.02             -1.62
  AIT Select Emerging
    Markets
  2001                               -9.95             -9.58
  AIT Select Growth and
    Income
  2001                              -12.54            -12.19
  AIT Select Growth
  2001                              -25.38            -25.08
  AIT Select International
    Equity
  2001                              -22.23            -21.91
  AIT Select Investment
    Grade Income
  2001                                6.97              7.40
  AIT Select Strategic
    Growth
  2001                              -29.92            -29.64
  AIT Select Strategic
    Income
  2001                                3.92(c)           4.21(c)
  AIT Select Value
    Opportunity
  2001                               11.67             12.12
  Alliance Premier Growth
    Class B (a)
  2001                              -14.19(c)         -14.19(c)
  DGPF International Equity
  2001                              -13.62            -13.27
  Fidelity VIP
    Equity-Income
  2001                               -5.81             -5.43
  Fidelity VIP Growth
  2001                              -18.39            -18.06
  Fidelity VIP High Income
  2001                              -12.53            -12.17
  Fidelity VIP Money
    Market (a)
  2001                                3.21              3.21
  Fidelity VIP Overseas
  2001                              -21.88            -21.56
  Fidelity VIP II Asset
    Manager
  2001                               -4.95             -4.57
  Fidelity VIP II Index 500
  2001                              -12.54            -12.54
  FT VIP Franklin Large Cap
    Growth Class 2 (b)
  2001                              -12.43(c)         -12.19(c)
  FT VIP Franklin Small Cap
    Class 2
  2001                               -6.86(c)          -6.61(c)
  INVESCO VIF Health
    Sciences (b)
  2001                                2.36(c)           2.36(c)
  Janus Aspen Growth
    Service Shares
  2001                              -21.13(c)         -20.92(c)
  T. Rowe Price
    International Stock
  2001                              -22.92            -22.60

                                  VEL ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 6 -- FINANCIAL HIGHLIGHTS (CONTINUED)

* These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

** These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.
(a)  Available in VEL' 87 and '91 only.
(b)  Available in VEL Plus only.
(c)  Start date of 05/01/2001

PART II

UNDERTAKINGS AND REPRESENTATIONS

UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission ("SEC") such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the SEC heretofore or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING

Article VIII of Registrant's Bylaws provides: Each Director and each Officer of the Corporation, whether or not in office, (and his executors or administrators), shall be indemnified or reimbursed by the Corporation against all expenses actually and necessarily incurred by him in the defense or reasonable settlement of any action, suit, or proceeding in which he is made a party by reason of his being or having been a Director or Officer of the Corporation, including any sums paid in settlement or to discharge judgment, except in relation to matters as to which he shall be finally adjudged in such action, suit, or proceeding to be liable for negligence or misconduct in the performance of his duties as such Director or Officer; and the foregoing right of indemnification or reimbursement shall not affect any other rights to which he may be entitled under the Articles of Incorporation, any statute, bylaw, agreement, vote of stockholders, or otherwise.

Insofar as indemnification for liability arising under the 1933 Act may be permitted to Directors, Officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public Policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, Officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public Policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

REPRESENTATIONS PURSUANT TO SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF 1940

The Company hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                     CONTENTS OF THE REGISTRATION STATEMENT


This registration statement amendment comprises the following papers and documents:

The facing sheet.
Cross-reference to items required by Form N-8B-2.
The prospectus consisting of ____ pages.
The undertaking to file reports.
The undertaking pursuant to Rule 484 under the 1933 Act.
Representations pursuant to Section 26(e) of the 1940 Act.
The signatures.

Written consents of the following persons:

     1.   Actuarial Consent
     2.   Opinion of Counsel
     3.   Consent of Independent Accountants

The following exhibits:

     1.   Exhibit 1   (Exhibits required by paragraph A of the instructions to
                      Form N-8B-2)


     (1) Certified copy of Resolutions of the Board of Directors of the Company of April 2, 1987 establishing the VEL Account was previously filed on April 16, 1998 in Post-Effective Amendment No. 11, and is incorporated by reference herein.

     (2)  Not Applicable.

     (3) (a) Underwriting and Administrative Services Agreement between the Company and Allmerica Investments, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No. 11, and is incorporated by reference herein.

          (b) Registered Representatives/Agents Agreement was previously filed on April 16, 1998 in Post-Effective Amendment No. 11, and is incorporated by reference herein.

          (c) Sales Agreements were previously filed on April 16, 1998 in Post-Effective Amendment No. 11, and are incorporated by reference herein.

          (d) Commission Schedule was previously filed on April 16, 1998 in Post-Effective Amendment No. 11, and is incorporated by reference herein.

          (e) General Agents Agreement was previously filed on April 16, 1998 in Post-Effective Amendment No. 11, and is incorporated by reference herein.

          (f) Career Agents Agreement was previously filed on April 16, 1998 in Post-Effective Amendment No. 11, and is incorporated by reference herein.


     (4)  Not Applicable.

     (5) Policy and initial Policy endorsements were previously filed on April 16, 1998 in Post-Effective Amendment No. 11, and are incorporated by reference herein. The following endorsements were previously filed on April 30, 1997 in Post-Effective Amendment No. 10, and are incorporated by reference herein:

          -    Paid up Life Insurance Option Endorsement
          -    Preferred Loan Endorsement
          -    Exchange to Term Insurance Rider

     (6) Articles of Incorporation and Bylaws, as amended, of the Company were previously filed on October 1, 1995 in Post-Effective Amendment No. 8, and are incorporated by reference herein.

     (7)  Not Applicable.

     (8) (a) Form of Amendment dated May 1, 2002 to the Allmerica Investment Trust Participation Agreement was previously filed in April 2002 in Post-Effective Amendment No. 5 of Registration No. 333-84879/811-09529, and is incorporated by reference herein. Amendment dated March 15, 2001 to the Allmerica Investment Trust Participation Agreement was previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration No. 333-84879/811-09529, and is incorporated by reference herein. Participation Agreement between the Company and Allmerica Investment Trust dated March 22, 2000 was previously filed in April 2000 in Post-Effective Amendment No. 14 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (b) Amendment dated May 1,2001 to the Fidelity VIP Participation Agreement was previously filed in April 2002 in Post-Effective Amendment No. 5 of Registration No. 333-84879/811-09529, and is incorporated by reference herein. Amendment dated October 1, 2000 to the Variable Insurance Products Fund Participation Agreement was previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration No. 333-84879/811-09529, and is incorporated by reference herein. Amendments dated March 29, 2000 and November 13, 1998 to the Variable Insurance Products Fund Participation Agreement were previously filed on April 12, 2000 in Post-Effective Amendment No. 14 of Registration Statement No. 33-57792/811-7466, and are incorporated by reference herein. Participation Agreement, as amended, with Variable Insurance Products Fund was previously filed in Post-Effective Amendment No. 20 on April 16, 1998, and is incorporated by reference herein.

          (c) Amendment dated October 1, 2001 to the Fidelity VIP II Participation Agreement was previously filed in April 2002 in Post-Effective Amendment No. 5 of Registration No. 333-84879/811-09529, and is incorporated by reference herein. Form of Amendment dated May 1, 2001 to the Variable Insurance Products Fund II Participation Agreement was previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration No. 333-84879/811-09529, and is incorporated by reference herein. Amendments dated March 29, 2000 and November 13, 1998 to the Variable Insurance Products Fund II Participation Agreement were previously filed on April 12, 2000 in Post-Effective Amendment No. 14 of Registration Statement No. 33-57792/811-7466, and are incorporated by reference herein. Participation Agreement, as amended, with Variable Insurance Products Fund II was previously filed in Post-Effective Amendment No. 20 on April 16, 1998, and is incorporated by reference herein.

          (d) Amendment dated May 1, 2001 to the Delaware Participation Agreement was previously filed in April 2002 in Post-Effective Amendment No. 5 of Registration No. 333-84879/811-09529, and is incorporated by reference herein. Form of Amendment dated May 1, 2001 to the Delaware Group Premium Fund Participation Agreement was previously filed in April 2001 in Post-Effective Amendment No. 23 of Registration Statement No. 33-14672/811-5183, and is incorporated by reference herein. Form of Amendment to the Delaware Group Premium Fund Participation Agreement was previously filed on April 12, 2000 in Post-

               Effective Amendment No. 14 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein. Participation Agreement with Delaware Group Premium Fund, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No. 11, and is incorporated by reference herein.

          (e) Amendment to Schedule A dated October 1, 2000 to the T. Rowe Price International Series, Inc. Participation Agreement was previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration No. 333-84879/811-09529, and is incorporated by reference herein. Participation Agreement with T. Rowe Price International Series, Inc. was previously filed in Post-Effective Amendment No. 20 on April 16, 1998, and is incorporated by reference herein.

          (f) An Amendment to the Fidelity Service Agreement, effective as of January 1, 1997, was previously filed on April 30, 1997 in Post-Effective Amendment No. 10, and is incorporated by reference herein. Fidelity Service Agreement, effective as of November 1, 1995 was previously filed on April 30, 1996 in Post-Effective Amendment No. 9, and is incorporated by reference herein.

          (g) Service Agreement with Rowe Price-Fleming International, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No. 11, and is incorporated by reference herein.

          (h) Amendment dated February 25, 2000 to the Janus Aspen Participation Agreement was previously filed in April 2002 in Post-Effective Amendment No. 5 of Registration No. 333-84879/811-09529, and is incorporated by reference herein. Participation Agreement between the Company and Janus Distributors, Inc. dated May 27, 1999 was previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration No. 333-84879/811-09529, and is incorporated by reference herein.

          (i) Form of Amendment dated May 1, 2002 to the Franklin Templeton Participation Agreement was previously filed in April 2002 in Post-Effective Amendment No. 5 of Registration No. 333-84879/811-09529, and is incorporated by reference herein. Form of Amendment dated May 1, 2001 to the Participation Agreement between the Company and Franklin Templeton Variable Insurance Products Trust was previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration No. 333-84879/811-09529, and is incorporated by reference herein. Participation Agreement between the Company and Franklin Templeton Variable Insurance Products Trust dated March 1, 2000 was previously filed in Pre-Effective Amendment No. 1 of Registration No. 333-93031/811-09631, and is incorporated by referenced herein.

          (j) Form of Amendment dated May 1, 2002 to the Alliance Amended and Restated Participation Agreement was previously filed in April 2002 in Post-Effective Amendment No. 5 of Registration No. 333-84879/811-09529, and is incorporated by reference herein. Form of Amendment dated May 1, 2001 to the Alliance Amended and Restated Participation Agreement, Merger and Consolidated Agreement, and Amended and Restated Participation Agreement with Alliance were previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration No. 333-84879/811-09529, and is incorporated by reference herein.

          (8)  Directors' Power of Attorney is filed herewith.

          (10) Application was previously filed on April 16, 1998 in Post-Effective Amendment No. 11, and is incorporated by reference herein.

          2.   Policy and Policy riders are included in Exhibit 1(5) above.

          3.   Opinion of Counsel is filed herewith.

          4.   Not Applicable.

          5.   Not Applicable.

          6.   Actuarial Consent is filed herewith.

          7. Procedures Memorandum dated October, 1991 pursuant to Rule 6e-3(T)(b)(12)(iii) under the 1940 Act, which includes conversion procedures pursuant to Rule 6e-3(T)(b)(13)(v)(B) was previously filed on April 16, 1998 in Post-Effective Amendment No. 11, and is incorporated by reference herein.

          8.   Consent of Independent Accountants is filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Worcester, and Commonwealth of Massachusetts, on the 1st day of April, 2002.

                                 VEL ACCOUNT OF
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

                                          By:/s/ Charles F. Cronin
                                             ---------------------
                                          Charles F. Cronin, Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES                                TITLE                                                         DATE
/s/ Warren E. Barnes                      Vice President and Corporate Controller                       April 1, 2002
------------------------------------
Warren E. Barnes

Edward J. Parry III*                      Director, Vice President and Chief Financial Officer
------------------------------------

Richard M. Reilly*                        Director
------------------------------------

John F. O'Brien*                          Director and Chairman of the Board
------------------------------------

Bruce C. Anderson*                        Director and Vice President
------------------------------------

Mark R. Colborn*                          Director and Vice President
------------------------------------

John P. Kavanaugh*                        Director, Vice President and Chief Investment Officer
------------------------------------

J. Kendall Huber*                         Director, Vice President and General Counsel
------------------------------------

Mark A. Hug*                              Director, President and Chief Executive Officer
------------------------------------

Robert P. Restrepo, Jr.*                  Director
------------------------------------

Gregory D. Tranter*                       Director and Vice President
------------------------------------

* Sheila B. St. Hilaire, by signing her name hereto, does hereby sign this document on behalf of each of the above-named Directors and Officers of the Registrant pursuant to the Power of Attorney dated December 6, 2001 duly executed by such persons.

/s/ Sheila B. St. Hilaire
---------------------------------------
Sheila B. St. Hilaire, Attorney-in-Fact
(33-42687)

                             FORM S-6 EXHIBIT TABLE


Exhibit 1(9)        Directors' Power of Attorney

Exhibit 3           Opinion of Counsel

Exhibit 6           Actuarial Consent

Exhibit 8           Consent of Independent Accountants